================================================================================

    As filed with the Securities and Exchange Commission on December 30, 2003

                                                File Nos. 33-97598 and 811-09102

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [x]

                       Post-Effective Amendment No. 27                     [x]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [x]

                              Amendment No. 29                             [x]


                        (Check appropriate box or boxes)

                                   ----------

                                iShares,(R) Inc.

               (Exact Name of Registrant as Specified in Charter)

                       c/o Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                (Address of Principal Executive Office)(Zip Code)

       Registrant's Telephone Number, including Area Code: (415) 597-2000

                          The Corporation Trust Company
                               1209 Orange Street
                              Wilmington, DE 19801
                     (Name and Address of Agent for Service)

                                 With Copies to:
       W. JOHN MCGUIRE, ESQ.                RICHARD MORRIS, ESQ.
       MORGAN, LEWIS & BOCKIUS LLP          BARCLAYS GLOBAL INVESTORS, N.A.
       1111 PENNSYLVANIA AVE., NW           45 FREMONT STREET
       WASHINGTON, DC 20004                 SAN FRANCISCO, CA 94105

It is proposed that this filing will become effective (check appropriate box):


[_] Immediately upon filing pursuant to     [X] On January 1, 2004 pursuant to
     paragraph (b)                               paragraph (b)

[_] 60 days after filing pursuant to        [_] On (date) pursuant to paragraph
     paragraph (a)(1)                            (a)(1)
[_] 75 days after filing pursuant to        [_] On (date) pursuant to paragraph
     paragraph (a)(2)                            (a)(2) of Rule 485
If appropriate, check the following box:

[_] The post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================
iShares


iShares, Inc.


iShares, Inc. consists of 24 separate investment portfolios called "Funds." Each Fund described herein seeks investment results similar to the performance of a single stock market or all of the stock markets in a geographic region compiled by Morgan Stanley Capital International Inc (the "Index Provider"). This Prospectus relates to the following Funds:



       iShares MSCI Australia Index Fund


       iShares MSCI Austria Index Fund


       iShares MSCI Belgium Index Fund


       iShares MSCI Brazil Index Fund


       iShares MSCI Canada Index Fund


       iShares MSCI Emerging Markets Index Fund


       iShares MSCI EMU Index Fund


       iShares MSCI France Index Fund


       iShares MSCI Germany Index Fund


       iShares MSCI Hong Kong Index Fund


       iShares MSCI Italy Index Fund


       iShares MSCI Japan Index Fund


       iShares MSCI Malaysia Index Fund


       iShares MSCI Mexico Index Fund


       iShares MSCI Netherlands Index Fund


       iShares MSCI Pacific ex-Japan Index Fund


       iShares MSCI Singapore Index Fund


       iShares MSCI South Africa Index Fund


       iShares MSCI South Korea Index Fund


       iShares MSCI Spain Index Fund


       iShares MSCI Sweden Index Fund


       iShares MSCI Switzerland Index Fund


       iShares MSCI Taiwan Index Fund


       iShares MSCI United Kingdom Index Fund



Barclays Global Fund Advisors ("BGFA") is the investment advisor to each Fund.



iShares, Inc. (the "Company") is a registered investment company. The shares of the Company, called "iShares(R)," are listed and traded at market prices on national securities exchanges, such as the American Stock Exchange. Market prices for a Fund's iShares may be different from its net asset value per share ("NAV"). Each Fund has its own CUSIP number and exchange trading symbol.



Each Fund issues and redeems iShares at NAV only in blocks that range from 40,000 to 600,000 iShares or multiples thereof, depending on the Fund ("Creation Units"). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.


Except when aggregated in Creation Units, iShares are not redeemable securities.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                       Prospectus dated January 1, 2004

Table of Contents


Details on Investing in iShares

Details on the Risks of Investing in iShares

Details on Each iShares Fund

Details on Management and Operations



             Overview..........................................  1
             Introduction......................................  1
             Investment Objective..............................  1

             Principal Investment Strategies...................  1
             Replication.......................................  2
             Representative Sampling...........................  2
             Correlation.......................................  2
             Industry Concentration Policy.....................  2

             Principal Risk Factors Common to All Funds........  4
             Market Risk.......................................  4
             Foreign Security Risk.............................  4
             Asset Class Risk..................................  4
             Passive Investments...............................  4
             Concentration.....................................  4
             Derivatives.......................................  4
             Tracking Error Risk...............................  5
             Management Risk...................................  5
             Currency Risk.....................................  5
             Emerging Market Risk..............................  5
             Trading Risk......................................  5
             Non-Diversification Risk..........................  5
             Market Trading Risks..............................  5
             Lack of Governmental Insurance or Guarantee.......  6

             Description of iShares Funds......................  7
             iShares MSCI Index Funds..........................  7
             iShares MSCI Australia Index Fund.................  8
             iShares MSCI Austria Index Fund................... 11
             iShares MSCI Belgium Index Fund................... 14
             iShares MSCI Brazil Index Fund.................... 17
             iShares MSCI Canada Index Fund.................... 20
             iShares MSCI Emerging Markets Index Fund.......... 23
             iShares MSCI EMU Index Fund....................... 25
             iShares MSCI France Index Fund.................... 28
             iShares MSCI Germany Index Fund................... 31
             iShares MSCI Hong Kong Index Fund................. 34
             iShares MSCI Italy Index Fund..................... 37
             iShares MSCI Japan Index Fund..................... 40
             iShares MSCI Malaysia Index Fund.................. 43
             iShares MSCI Mexico Index Fund.................... 46
             iShares MSCI Netherlands Index Fund............... 49
             iShares MSCI Pacific ex-Japan Index Fund.......... 52
             iShares MSCI Singapore Index Fund................. 55
             iShares MSCI South Africa Index Fund.............. 58
             iShares MSCI South Korea Index Fund............... 60
             iShares MSCI Spain Index Fund..................... 63
             iShares MSCI Sweden Index Fund.................... 66
             iShares MSCI Switzerland Index Fund............... 69
             iShares MSCI Taiwan Index Fund.................... 72
             iShares MSCI United Kingdom Index Fund............ 75

             Management........................................ 78
             Investment Advisor................................ 78
             Administrator, Custodian and Transfer Agent....... 79


i|Shares


                                                                         page i

Details on Buying and Selling iShares




                  Shareholder Information.................  79
                  Buying and Selling iShares..............  79
                  Book Entry..............................  79
                  iShares Prices..........................  80
                  Determination of Net Asset Value........  80
                  Dividends and Distributions.............  80
                  Taxes...................................  81
                  Taxes on Distributions..................  81
                  Taxes when iShares are Sold.............  81
                  Creations and Redemptions...............  82
                  iShares Transaction Fees................  82
                  Legal Proceedings.......................  83

                  Distribution............................  84

                  Financial Highlights....................  85

                  Index Provider.......................... 109

                  Disclaimers............................. 110

                  Supplemental Information................ 112
                  Premium/Discount Information (Unaudited) 112
                  Total Return Information................ 121



                                                                       i Shares


page ii

Overview

Introduction


This Prospectus provides the information you need to make an informed decision about investing in iShares. It contains important facts about the Company as a whole and each Fund in particular.



An index is a group of securities that the Index Provider selects as representative of a market, market segment or specific industry sector. The Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index.



Each Fund is an "index fund" that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its "Underlying Index") developed by the following Index
Provider:



   Morgan Stanley Capital International, Inc. ("MSCI") is a leading provider of global indices and benchmark-related products and services to investors worldwide. Morgan Stanley, a global financial services firm and a market leader in securities, asset management, and credit services, is the majority shareholder of MSCI.



BGFA, the investment advisor to each Fund, is a subsidiary of Barclays Global Investors, N.A. ("BGI"). BGFA and its affiliates are not affiliated with the Index Provider.


The Principal Investment Strategies and the Principal Risk Factors Common to All Funds sections discuss the principal strategies and risks applicable to the Funds, while the Description of iShares Funds sections provide important information about each Fund, including a brief description of its Underlying Index and principal risks specific to that Fund.

Investment Objective


Each Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index.


Principal Investment Strategies


BGFA uses a "passive" or indexing approach to try to achieve each Fund's investment objective. Unlike many investment companies, the Funds do not try to "beat" the markets they track and do not seek temporary defensive positions when markets decline or appear overvalued.



Indexing may eliminate some of the risks of active management such as poor security selection. Indexing may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.



Each Fund, except the iShares MSCI Emerging Markets Index Fund, will normally invest at least 95% of its assets in the securities of its Underlying Index and in American Depository Receipts ("ADRs") based on the securities in its Underlying Index. Each Fund, except those listed below, will at all times invest at least 90% of its assets in the securities of its Underlying Index and ADRs. In order to provide a Fund additional flexibility to comply with the requirements of the U.S. Internal Revenue Code and other regulatory requirements and to manage future corporate actions and index changes in the smaller markets, each of the iShares MSCI Australia Index, iShares MSCI Austria Index, iShares MSCI Belgium Index, iShares MSCI Brazil Index, iShares MSCI Hong Kong Index, iShares MSCI Italy Index, iShares MSCI Mexico Index, iShares MSCI Netherlands Index, iShares MSCI Singapore Index, iShares MSCI South Korea Index, iShares MSCI Spain Index, iShares MSCI Sweden Index, iShares MSCI Switzerland Index and iShares MSCI Taiwan Index Funds will at all times invest at least 80% of its assets in the



i|Shares
securities of its Underlying Index and ADRs, and at least half of the remaining 20% of its assets in the securities of its Underlying Index or in securities included in the relevant market, but not in its Underlying Index, or in ADRs based on the securities in its Underlying Index.





The iShares MSCI Emerging Markets Index Fund generally will invest at least 90% of its assets in the securities of its Underlying Index or in ADRs and Global Depository Receipts ("GDRs") representing such securities. In order to improve portfolio liquidity and give the Fund additional flexibility to comply with the requirements of the U.S. Internal Revenue Code and other regulatory requirements and to manage future corporate actions and index changes in smaller markets, the iShares MSCI Emerging Markets Index Fund may invest up to 10% of its assets in securities that are not included in its Underlying Index or in ADRs and GDRs representing such securities. The iShares MSCI Emerging Markets Index Fund may invest up to 10% of its assets in iShares of other Funds that hold securities in its Underlying Index.



Each Fund may also invest its other assets in futures contracts, options on futures contracts, other types of options, and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA.



BGFA uses two basic indexing strategies -- Replication and Representative Sampling -- as described below. The Description of iShares Funds section describes the strategy of each Fund.


Replication

"Replication" is investing in substantially all of the securities in the relevant Underlying Index in approximately the same proportions as in the Underlying Index.

Representative Sampling

"Representative Sampling" is investing in a representative sample of securities in the Underlying Index, which have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Correlation


An index is a theoretical financial calculation, while a Fund is an actual investment portfolio. The performance of a Fund and its Underlying Index will vary somewhat due to transaction costs, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs) and timing variances.


BGFA expects that, over time, the correlation between each Fund's performance and that of its Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. Any correlation of less than 100% is called "tracking error." A Fund using Representative Sampling can be expected to have a greater tracking error than a Fund using Replication.

Industry Concentration Policy


Each of the iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds has the following concentration policy: With respect to the two most heavily weighted industries or groups of industries in its Underlying Index, the Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its Underlying Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Fund, the Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same



                                                                      i  Shares
industry or group of industries, and/or to stock(s) in another industry or group of industries, in its Underlying Index. Each Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy.


Each of the iShares MSCI Austria Index, iShares MSCI Australia Index, iShares MSCI Belgium Index, iShares MSCI Brazil Index, iShares MSCI Canada Index, iShares MSCI Emerging Markets Index, iShares MSCI EMU Index, iShares MSCI France Index, iShares MSCI Germany Index, iShares MSCI Hong Kong Index, iShares MSCI Italy Index, iShares MSCI Japan Index, iShares MSCI Malaysia Index, iShares MSCI Netherlands Index, iShares MSCI Pacific ex-Japan Index, iShares MSCI South Africa Index, iShares MSCI Spain Index, iShares MSCI Sweden Index, iShares MSCI Switzerland Index, iShares MSCI Taiwan Index and iShares MSCI United Kingdom Index Funds will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries.





i|Shares

Principal Risk Factors Common to all Funds


Each Fund is subject to the principal risks described below. Additional principal risks associated with a Fund are discussed under the description of that Fund in the Description of iShares Funds section. Some or all of these risks may adversely affect a Fund's NAV, trading price, yield, total return and/or its ability to meet its objectives.


Market Risk

Each Fund's NAV will react to securities markets movements. You could lose money over short periods due to fluctuation in a Fund's NAV in response to market movements, and over longer periods during market downturns.

Foreign Security Risk

Each Fund invests entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and smaller market capitalizations; lesser regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.




Asset Class Risk



The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.



Passive Investments



The Funds are not actively managed. Each Fund may be affected by a general decline in the U.S. or foreign market segments relating to its Underlying Index. Each Fund invests in the securities included in its Underlying Index regardless of their investment merit. BGFA does not attempt to take defensive positions in declining markets.



Concentration



If the Underlying Index of a Fund concentrates in a particular industry, group of industries or sector, that Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, a Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.



Derivatives



A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives may be highly leveraged and can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.



                                                                      i  Shares

Tracking Error Risk



Factors such as the fees and expenses of a Fund, imperfect correlation between a Fund's securities and those in its Underlying Index, rounding of prices, changes to the Underlying Indices and regulatory policies may affect a Fund's ability to achieve close correlation with its Underlying Index. A Fund's returns may therefore deviate from those of its Underlying Index.



Management Risk



Because each Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index, a Fund is subject to management risk. This is the risk that BGFA's strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.



Currency Risk



Because each Fund's NAV is determined on the basis of U.S. dollars, you may lose money if you invest in a Fund if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.



Emerging Market Risk



Some foreign markets in which the Funds invest are considered to be emerging markets. Investment in these emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. The following Funds invest in emerging markets: the iShares MSCI Brazil Index, iShares MSCI Emerging Markets Index, iShares MSCI Malaysia Index, iShares MSCI Mexico Index, iShares MSCI South Africa Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds.



Trading Risk



While the creation/redemption feature of iShares is designed to make it likely that iShares will trade close to their NAV, disruptions to creations and redemptions (as has occurred, for example, because of Malaysia's capital controls) may result in trading prices that differ significantly from NAV.



Non-Diversification Risk



Each Fund is classified as "non-diversified." This means that each Fund may invest most of its assets in securities issued by a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.



Market Trading Risks



Absence of Prior Active Market



       Although the iShares described in this Prospectus are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for iShares will develop or be maintained.



Lack of Market Liquidity



       Secondary market trading in iShares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in iShares is subject to trading



i|Shares
       halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the iShares of any Fund will continue to be met or will remain unchanged.



iShares May Trade at Prices Other Than NAV



       iShares may trade at, above or below their NAV. The NAV of iShares will fluctuate with changes in the market value of a Fund's holdings. The trading prices of a Fund's shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of a Fund's iShares should not be sustained.



Lack of Governmental Insurance or Guarantee



An investment in a Fund is not a bank deposit nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                                                      i  Shares

Description of iShares Funds

iShares MSCI Index Funds

   .         iShares MSCI Australia Index Fund

   .         iShares MSCI Austria Index Fund

   .         iShares MSCI Belgium Index Fund

   .         iShares MSCI Brazil Index Fund

   .         iShares MSCI Canada Index Fund

   .         iShares MSCI Emerging Markets Index Fund

   .         iShares MSCI EMU Index Fund

   .         iShares MSCI France Index Fund

   .         iShares MSCI Germany Index Fund

   .         iShares MSCI Hong Kong Index Fund

   .         iShares MSCI Italy Index Fund

   .         iShares MSCI Japan Index Fund

   .         iShares MSCI Malaysia Index Fund

   .         iShares MSCI Mexico Index Fund

   .         iShares MSCI Netherlands Index Fund

   .         iShares MSCI Pacific ex-Japan Index Fund

   .         iShares MSCI Singapore Index Fund

   .         iShares MSCI South Africa Index Fund

   .         iShares MSCI South Korea Index Fund

   .         iShares MSCI Spain Index Fund

   .         iShares MSCI Sweden Index Fund

   .         iShares MSCI Switzerland Index Fund

   .         iShares MSCI Taiwan Index Fund

   .         iShares MSCI United Kingdom Index Fund




i|Shares
iShares MSCI Australia Index Fund

CUSIP: 464286103

Trading Symbol: EWA

Underlying Index: MSCI Australia Index

Investment Objective


The iShares MSCI Australia Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Australian market, as measured by the MSCI Australia Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Australian Stock Exchange. As of September 30, 2003, the Index's three largest stocks were National Australia Bank Ltd., BHP Billiton Ltd. (BHP) and Commonwealth Bank of Australia and its three largest industries were banks, materials and media. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund



Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



The Australian economy is dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources. Asia includes countries in all stages of economic development, although most Asian economies are characterized by over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports, and economic recessions. Currency devaluations in any one country can have a significant effect on the entire Asian region. Recently, the economies in the Asian region have suffered significant downturns as well as significant volatility. Increased political and social unrest in any Asian country could cause further economic and market uncertainty in the region. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union (the "EU"), and many are also members of European Monetary Union (the "EMU"). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.



                                                                      i  Shares

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

1997       -10.19
1998         2.18
1999        19.24
2000       -11.52
2001         2.33
2002        -0.28

--------

1 The Fund's total return for the nine months ended September 30, 2003 was 27.82%. The best calendar quarter return during the period shown above was 17.67% in the 4th quarter of 2001; the worst was -15.81% in the 3rd quarter of 2001.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                                 Since
                                                                             1 Year    5 Year Inception/1/
                                                                             ------    ------ -----------
Fund:
    Return Before Taxes                                                      -0.28%    1.92%     1.54%
    Return After Taxes on Distributions/2/                                   -1.33%    1.07%     0.68%
    Return After Taxes on Distributions and Sale of Fund Shares/2/           -0.14%    1.15%     0.84%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -0.48%    2.63%     1.95%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



The iShares MSCI Australia Index Fund

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

           Shareholder Fees                                     None
              (fees paid directly from your investment,
              but see the Creation Transaction Fees and
              Redemption Transaction Fees discussion below)

           Annual Fund Operating Expenses
              (expenses that are deducted from the Fund's
              assets)**
              Management Fees                                  0.59%
              Distribution and Service (12b-1) Fees            0.25%
              Other Expenses***                                 None
           ---------------------------------------------------------
           Total Annual Fund Operating Expenses                0.84%
           ---------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.




      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 200,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $2,400 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $2,334,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $2,400 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,334,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $24,793 if the Creation Unit is redeemed after one year, $67,308 if the Creation Unit is redeemed after three years, $113,434 if the Creation Unit is redeemed after five years, and $246,624 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.




                                                                      i  Shares
iShares MSCI Austria Index Fund

CUSIP: 464286202

Trading Symbol: EWO

Underlying Index: MSCI Austria Index

Investment Objective


The iShares MSCI Austria Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Austrian market, as represented by the MSCI Austria Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Vienna Stock Exchange. As of September 30, 2003, the Index's three largest stocks were Erste Bank Oester. Spk., Telekom Austria AG and OMV AG and its three largest industries were banks, telecommunications services and materials. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund



Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



The Austrian economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union (the "EU"), and many are also members of the European Monetary Union (the "EMU"). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.



The iShares MSCI Austria Index Fund

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

1997        1.05
1998       -1.83
1999      -10.36
2000      -10.57
2001       -2.57
2002       17.27


--------

1 The Fund's total return for the nine months ended September 30, 2003 was 30.49%. The best calendar quarter return during the period shown above was 12.76% in the 1st quarter of 1998; the worst was -23.45% in the 3rd quarter of 1998.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                              Since
                                                                             1 Year 5 Year Inception/1/
                                                                             ------ ------ -----------
Fund:
    Return Before Taxes                                                      17.27% -2.10%   -1.80%
    Return After Taxes on Distributions/2/                                   16.94% -2.54%   -2.13%
    Return After Taxes on Distributions and Sale of Fund Shares/2/           10.82% -1.68%   -1.42%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) 18.04% -1.52%   -0.56%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



                                                                      i  Shares

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.59%
   Distribution and Service (12b-1) Fees                                                  0.25%
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.84%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.




      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $600 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $1,117,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $600 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,117,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $10,773 if the Creation Unit is redeemed after one year, $31,130 if the Creation Unit is redeemed after three years, $53,216 if the Creation Unit is redeemed after five years, and $116,989 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.




The iShares MSCI Austria Index Fund
iShares MSCI Belgium Index Fund

CUSIP: 464286301

Trading Symbol: EWK

Underlying Index: MSCI Belgium Index

Investment Objective


The iShares MSCI Belgium Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Belgian market, as measured by the MSCI Belgium Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Brussels Stock Exchange. As of September 30, 2003, the Index's three largest stocks were Fortis Belgium, Dexia and Electrabel and its three largest industries were diversified financials, banks and utilities. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund



Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



The Belgian economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union (the "EU"), and many are also members of the European Monetary Union (the "EMU"). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.



                                                                      i  Shares

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

1997        11.84
1998        51.69
1999       -14.05
2000       -16.10
2001       -12.99
2002        -9.36


--------

1 The Fund's total return for the nine months ended September 30, 2003 was 18.44%. The best calendar quarter return during the period shown above was 17.78% in the 4th quarter of 1998; the worst was -25.68% in the 3rd quarter of 2002.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                               Since
                                                                             1 Year  5 Year Inception/1/
                                                                             ------- ------ -----------
Fund:
    Return Before Taxes                                                       -9.36% -2.91%    0.74%
    Return After Taxes on Distributions/2/                                    -9.52% -4.53%   -0.89%
    Return After Taxes on Distributions and Sale of Fund Shares/2/            -5.51% -2.43%    0.37%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -15.92% -2.55%    1.56%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



The iShares MSCI Belgium Index Fund

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.59%
   Distribution and Service (12b-1) Fees                                                  0.25%
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.84%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.




      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 40,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $700 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $472,800. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $700 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $472,800 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $5,448 if the Creation Unit is redeemed after one year, $14,057 if the Creation Unit is redeemed after three years, $23,396 if the Creation Unit is redeemed after five years, and $50,364 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.



                                                                      i  Shares
iShares MSCI Brazil Index Fund

CUSIP: 464286400

Trading Symbol: EWZ

Underlying Index: MSCI Brazil Index

Investment Objective


The iShares MSCI Brazil Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Brazilian market, as measured by the MSCI Brazil Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Bolsa de Valores de Sao Paulo. As of September 30, 2003, the Index's three largest stocks were Petroleo Brasilerio SA--Pref., Petroleo Brasilerio SA and Companhia Vale do Rio Doce Class A and its three largest industries were materials, energy and telecommunication services. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund





Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



Brazil has, in recent history, experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Brazilian currency. Brazil also has suffered from chronic structural public sector deficits. Such challenges have contributed to a high degree of price volatility in both the Brazilian equity and foreign currency markets. In addition, the Brazilian economy may be significantly affected by the economies of other Latin American countries. High interest, inflation, and unemployment rates generally characterize the economies in Latin American countries. Currency devaluations in any one Latin American country can have a significant affect on the entire Latin American region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region's exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Latin American countries can experience significant volatility.



The iShares MSCI Brazil Index Fund

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

2001       -19.52
2002       -34.71

--------

1 The Fund's total return for the nine months ended September 30, 2003 was 54.98%. The best calendar quarter return during the period shown above was 40.50% in the 4th quarter of 2002; the worst was -40.27% in the 3rd quarter of 2002.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                        Since
                                                                             1 Year  Inception/1/
                                                                             ------- -----------
Fund:
    Return Before Taxes                                                      -34.71%   -28.58%
    Return After Taxes on Distributions/2/                                   -34.79%   -29.24%
    Return After Taxes on Distributions and Sale of Fund Shares/2/           -21.05%   -21.62%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -32.02%   -26.07%

--------

1 Inception date: 7/10/2000.



2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



                                                                      i  Shares

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

           Shareholder Fees                                      None
              (fees paid directly from your investment, but
              see the Creation Transaction Fees and
              Redemption Transaction Fees discussion below)

           Annual Fund Operating Expenses
              (expenses that are deducted from the Fund's
              assets)**
              Management Fees                                   0.74%
              Distribution and Service (12b-1) Fees             0.25%
              Other Expenses***                                  None
           ----------------------------------------------------------
           Total Annual Fund Operating Expenses                 0.99%
           ----------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.




      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $101   $315    $547    $1,213

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $2,400 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $623,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $2,400 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $623,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $11,067 if the Creation Unit is redeemed after one year, $24,365 if the Creation Unit is redeemed after three years, $38,752 if the Creation Unit is redeemed after five years, and $80,079 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.




The iShares MSCI Brazil Index Fund
iShares MSCI Canada Index Fund

CUSIP: 464286509

Trading Symbol: EWC

Underlying Index: MSCI Canada Index

Investment Objective


The iShares MSCI Canada Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Canadian market, as measured by the MSCI Canada Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Toronto Stock Exchange. As of September 30, 2003, the Index's three largest stocks were Royal Bank of Canada, Bank of Nova Scotia and EnCana Corp. and its three largest industries were banks, energy and materials. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund



Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



The Canadian economy may be significantly affected by the U.S. economy, given the United States is Canada's largest trading partner and foreign investor. Canada is a major producer in forest products, mines and metals, agricultural products, and energy-related products, such as oil, gas, and hydroelectricity. As a result, the Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.



                                                                      i  Shares

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

1997         10.91
1998         -6.47
1999         46.13
2000          7.66
2001        -17.86
2002        -13.20

--------

1 The Fund's total return for the nine months ended September 30, 2003 was 32.59%. The best calendar quarter return during the period shown above was 21.44% in the 4th quarter of 1999; the worst was -24.40% in the 3rd quarter of 1998.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                               Since
                                                                             1 Year  5 Year Inception/1/
                                                                             ------- ------ -----------
Fund:
    Return Before Taxes                                                      -13.20%  0.96%    5.17%
    Return After Taxes on Distributions/2/                                   -13.28% -0.66%    3.86%
    Return After Taxes on Distributions and Sale of Fund Shares/2/            -8.09%  1.10%    4.51%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -12.74%  1.37%    5.86%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



The iShares MSCI Canada Index Fund

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.59%
   Distribution and Service (12b-1) Fees                                                  0.25%
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.84%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.




      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,900 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $1,245,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $1,900 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,245,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $14,459 if the Creation Unit is redeemed after one year, $37,126 if the Creation Unit is redeemed after three years, $61,719 if the Creation Unit is redeemed after five years, and $132,729 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.



                                                                      i  Shares
iShares MSCI Emerging Markets Index Fund

Cusip: 464287234

Trading Symbol: EEM

Underlying Index: MSCI Emerging Markets Free Index

Investment Objective


The iShares MSCI Emerging Markets Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Free Index (the "Index"). The Fund's investment objective may be changed without shareholder approval.


Principal Investment Strategy


The MSCI Emerging Markets Free Index was developed by MSCI as an equity benchmark for international stock performance. The Index is designed to measure equity market performance in the global emerging markets. As of September 30, 2003, the Index consisted of the following 26 emerging market country indices:
Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. As of January 30, 2004, the MSCI Emerging Markets Free Index will be renamed "MSCI Emerging Markets Index." The Fund uses a Representative Sampling strategy to try to track the Index.



In order to improve its portfolio liquidity and its ability to track the Index, the Fund may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the Index. BGFA will not charge portfolio management fees on that portion of the Fund's assets invested in shares of other iShares Funds.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund



Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



Emerging market countries include Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table.


The iShares MSCI Emerging Markets Index Fund

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.75%
   Distribution and Service (12b-1) Fees                                                   None
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.75%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.




      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:


                        1 Year 3 Years 5 Years 10 Years

                         $77    $240    $417     $930


Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems iShares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $7,700 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $6,812,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a Standard Redemption Fee of $7,700 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $6,812,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $67,521 if the Creation Unit is redeemed after one year, $178,501 if the Creation Unit is redeemed after three years, $299,115 if the Creation Unit is redeemed after five years, and $648,467 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.



                                                                      i  Shares
iShares MSCI EMU Index Fund

CUSIP: 464286608

Trading Symbol: EZU

Underlying Index: MSCI EMU Index

Investment Objective


The iShares MSCI EMU Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the European Monetary Union ("EMU") markets, as measured by the MSCI EMU Index (the "Index").


Principal Investment Strategy


The Index consists of stocks from the following eleven countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain. As of September 30, 2003, the Index's three largest stocks were Total SA, Royal Dutch Petroleum Co. and Nokia OYJ and its three largest industries were banks, energy and telecommunication services. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund



Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



EMU countries include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The EMU was implemented on January 1, 1999, and it is anticipated that additional countries will join the system over time. Also, it is possible that countries may withdraw from the EMU or that the EMU may be abandoned at some future time. If the EMU were to be abandoned, the Board of Directors would propose a change in the investment objective of the Fund or cause its liquidation.



The economies of EMU countries may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union (the "EU"), and many are also members of the EMU. The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.



The iShares MSCI EMU Index Fund

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/




                                    [CHART]

2001     -22.96%
2002     -21.60%

--------

1 The Fund's total return for the nine months ended September 30, 2003 was 15.94%. The best calendar quarter return during the period shown above was 14.42% in the 4th quarter of 2002; the worst was -28.17% in the 3rd quarter of 2002.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                        Since
                                                                             1 Year  Inception/1/
                                                                             ------- -----------
Fund:
    Return Before Taxes                                                      -21.60%   -21.86%
    Return After Taxes on Distributions/2/                                   -21.82%   -22.01%
    Return After Taxes on Distributions and Sale of Fund Shares/2/           -13.17%   -16.83%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -21.43%   -21.59%

--------
1 Inception date: 7/25/2000.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



                                                                      i  Shares

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.59%
   Distribution and Service (12b-1) Fees                                                  0.25%
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.84%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.




      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $8,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $2,509,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $8,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,509,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $37,445 if the Creation Unit is redeemed after one year, $83,050 if the Creation Unit is redeemed after three years, $132,527 if the Creation Unit is redeemed after five years, and $275,394 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.




The iShares MSCI EMU Index Fund
iShares MSCI France Index Fund

CUSIP: 464286707

Trading Symbol: EWQ

Underlying Index: MSCI France Index

Investment Objective


The iShares MSCI France Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the French market, as measured by the MSCI France Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Paris Stock Exchange. As of September 30, 2003, the Index's three largest stocks were Total SA, BNP Paribas SA and Aventis SA and its three largest industries were energy, banks and pharmaceuticals & biotechnology. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund



Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



The French economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union (the "EU"), and many are also members of the European Monetary Union (the "EMU"). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.



                                                                      i  Shares

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

1997       11.47
1998       40.78
1999       29.97
2000       -5.09
2001      -23.99
2002      -19.97

--------

1 The Fund's total return for the nine months ended September 30, 2003 was 14.21%. The best calendar quarter return during the period shown above was 23.51% in the 1st quarter of 1998; the worst was -27.88% in the 3rd quarter of 2002.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                               Since
                                                                             1 Year  5 Year Inception/1/
                                                                             ------- ------ -----------
Fund:
    Return Before Taxes                                                      -19.97% 1.10%     5.13%
    Return After Taxes on Distributions/2/                                   -20.22% 0.64%     4.63%
    Return After Taxes on Distributions and Sale of Fund Shares/2/           -12.14% 1.00%     4.26%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -19.87% 1.41%     5.34%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



The iShares MSCI France Index Fund

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.59%
   Distribution and Service (12b-1) Fees                                                  0.25%
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.84%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.




      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 200,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $2,900 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $3,392,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $2,900 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $3,392,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $34,861 if the Creation Unit is redeemed after one year, $96,659 if the Creation Unit is redeemed after three years, $163,706 if the Creation Unit is redeemed after five years, and $357,304 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.



                                                                      i  Shares
iShares MSCI Germany Index Fund

CUSIP: 464286806

Trading Symbol: EWG

Underlying Index: MSCI Germany Index

Investment Objective


The iShares MSCI Germany Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the German market, as measured by the MSCI Germany Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Frankfurt Stock Exchange. As of September 30, 2003, the Index's three largest stocks were Siemens AG, Deutsche Bank AG and Deutsche Telekom AG and its three largest industries were automobiles and components, capital goods and materials. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund



Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



The German economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union (the "EU"), and many are also members of the European Monetary Union (the "EMU"). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.



The iShares MSCI Germany Index Fund

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

1997        22.75
1998        28.28
1999        20.87
2000       -15.97
2001       -22.57
2002       -32.29


--------

1 The Fund's total return for the nine months ended September 30, 2003 was 24.63%. The best calendar quarter return during the period shown above was 27.11% in the 4th quarter of 1999; the worst was -36.46% in the 3rd quarter of 2002.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                               Since
                                                                             1 Year  5 Year Inception/1/
                                                                             ------- ------ -----------
Fund:
    Return Before Taxes                                                      -32.29% -7.34%   -1.25%
    Return After Taxes on Distributions/2/                                   -32.43% -8.15%   -1.92%
    Return After Taxes on Distributions and Sale of Fund Shares/2/           -19.66% -5.51%   -0.86%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -32.42% -7.19%   -0.77%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



                                                                      i  Shares

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.59%
   Distribution and Service (12b-1) Fees                                                  0.25%
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.84%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.




      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 300,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $3,750,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $1,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $3,750,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $35,142 if the Creation Unit is redeemed after one year, $103,494 if the Creation Unit is redeemed after three years, $177,651 if the Creation Unit is redeemed after five years, and $391,780 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.




The iShares MSCI Germany Index Fund
iShares MSCI Hong Kong Index Fund

CUSIP: 464286871

Trading Symbol: EWH

Underlying Index: MSCI Hong Kong Index

Investment Objective


The iShares MSCI Hong Kong Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Hong Kong market, as measured by the MSCI Hong Kong Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Stock Exchange of Hong Kong Limited (SEHK). As of September 30, 2003, the Index's three largest stocks were Hutchison Whampoa, Cheung Kong Holdings and Sun Hung Kai Properties Ltd. and its three largest industries were real estate, utilities and capital goods. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund



Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



The Hong Kong economy is dependent on the U.S. economy and the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other emerging economies. The willingness and ability of the Chinese government to support the Hong Kong economy and market is uncertain, and changes in the Chinese government's position could significantly affect Hong Kong's economy. Asia includes countries in all stages of economic development, although most Asian economies are characterized by over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports, and economic recessions. Currency devaluations in any one country can have a significant effect on the entire Asian region. Recently, the economies in the Asian region have suffered significant downturns as well as significant volatility. Increased political and social unrest in any Asian country could cause further economic and market uncertainty in the region.



                                                                      i  Shares

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

1997        -26.74
1998         -9.21
1999         54.00
2000        -14.02
2001        -18.99
2002        -19.00


--------

1 The Fund's total return for the nine months ended September 30, 2003 was 29.58%. The best calendar quarter return during the period shown above was 26.95% in the 4th quarter of 1998; the worst was -30.12% in the 4th quarter of 1997.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                               Since
                                                                             1 Year  5 Year Inception/1/
                                                                             ------- ------ -----------
Fund:
    Return Before Taxes                                                      -19.00% -4.63%   -4.87%
    Return After Taxes on Distributions/2/                                   -19.58% -5.59%   -5.84%
    Return After Taxes on Distributions and Sale of Fund Shares/2/           -11.66% -4.00%   -4.09%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -17.98% -2.67%   -2.62%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



The iShares MSCI Hong Kong Index Fund

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

             Shareholder Fees                                 None
                (fees paid directly from your investment,
                but see the Creation Transaction Fees and
                Redemption Transaction Fees discussion
                below)

             Annual Fund Operating Expenses
                (expenses that are deducted from the
                Fund's assets)**
                Management Fees                              0.59%
                Distribution and Service (12b-1) Fees        0.25%
                Other Expenses***                             None
             -----------------------------------------------------
             Total Annual Fund Operating Expenses            0.84%
             -----------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.


      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.




Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 75,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $2,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $716,250. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $2,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $716,250 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $10,124 if the Creation Unit is redeemed after one year, $23,148 if the Creation Unit is redeemed after three years, $37,278 if the Creation Unit is redeemed after five years, and $78,079 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.



                                                                      i  Shares
iShares MSCI Italy Index Fund

CUSIP: 464286855

Trading Symbol: EWI

Underlying Index: MSCI Italy Index

Investment Objective


The iShares MSCI Italy Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Italian market, as measured by the MSCI Italy Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Milan Stock Exchange. As of September 30, 2003, the Index's three largest stocks were ENI, Telecom Italia SpA and Assicurazioni Generali SpA and its three largest industries were banks, telecommunication services and energy. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund



Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



The Italian economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union (the "EU"), and many are also members of the European Monetary Union (the "EMU"). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.



The iShares MSCI Italy Index Fund

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

1997        35.77
1998        50.24
1999         0.53
2000        -1.17
2001       -26.71
2002        -6.73

--------

1 The Fund's total return for the nine months ended September 30, 2003 was 17.36%. The best calendar quarter return during the period shown above was 34.44% in the 1st quarter of 1998; the worst was -21.58% in the 3rd quarter of 2002.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                              Since
                                                                             1 Year 5 Year Inception/1/
                                                                             ------ ------ -----------
Fund:
    Return Before Taxes                                                      -6.73%  0.40%    6.80%
    Return After Taxes on Distributions/2/                                   -7.40% -0.91%    5.54%
    Return After Taxes on Distributions and Sale of Fund Shares/2/           -3.91%  0.42%    5.59%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -6.89%  0.50%    6.73%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



                                                                      i  Shares

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.59%
   Distribution and Service (12b-1) Fees                                                  0.25%
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.84%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.




      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.




Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 150,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,400 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $2,596,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $1,400 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,596,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $25,052 if the Creation Unit is redeemed after one year, $72,372 if the Creation Unit is redeemed after three years, $123,711 if the Creation Unit is redeemed after five years, and $271,954 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.




The iShares MSCI Italy Index Fund
iShares MSCI Japan Index Fund

CUSIP: 464286848

Trading Symbol: EWJ

Underlying Index: MSCI Japan Index

Investment Objective


The iShares MSCI Japan Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Japanese market, as measured by the MSCI Japan Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Tokyo Stock Exchange. As of September 30, 2003, the Index's three largest stocks were Toyota Motor Corp., NTT DoCoMo Inc. and Canon Inc. and its three largest industries were technology hardware and equipment, automobiles and components, and capital goods. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund





Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans; over-leveraged corporate balance sheets; an aging workforce; a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility; extensive cross-ownership by major corporations; a changing corporate governance structure; and large government deficits. Japan's economy is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures.



                                                                      i  Shares

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

1997           -23.63
1998             3.53
1999            57.89
2000           -28.57
2001           -29.90
2002           -10.47

--------

1 The Fund's total return for the nine months ended September 30, 2003 was 25.11%. The best calendar quarter return during the period shown above was 26.25% in the 4th quarter of 1998; the worst was -19.80% in the 4th quarter of 1997.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                               Since
                                                                             1 Year  5 Year Inception/1/
                                                                             ------- ------ -----------
Fund:
    Return Before Taxes                                                      -10.47% -6.03%   -9.79%
    Return After Taxes on Distributions/2/                                   -10.47% -6.15%   -9.87%
    Return After Taxes on Distributions and Sale of Fund Shares/2/            -6.43% -4.56%   -7.20%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -10.31% -5.07%   -9.06%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



The iShares MSCI Japan Index Fund

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.59%
   Distribution and Service (12b-1) Fees                                                  0.25%
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.84%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.


      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.




Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 600,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $5,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $5,262,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $5,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $5,262,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $55,077 if the Creation Unit is redeemed after one year, $150,936 if the Creation Unit is redeemed after three years, $254,935 if the Creation Unit is redeemed after five years, and $555,236 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.



                                                                      i  Shares
iShares MSCI Malaysia Index Fund

CUSIP: 464286830

Trading Symbol: EWM

Underlying Index: MSCI Malaysia Index

Investment Objective


The iShares MSCI Malaysia Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Malaysian market, as measured by the MSCI Malaysia Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Kuala Lumpur Stock Exchange. As of September 30, 2003, the Index's three largest stocks were Malayan Banking, Tenaga Nasional and Telekom Malaysia and its three largest industries were banks, capital goods and hotel restaurants & leisure. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund





Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one-year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The capital controls were subsequently amended and reversed. At the time the capital controls were imposed, the Company suspended creations of the Fund's shares and advised investors that it would, to the extent possible under the applicable Malaysian regulations, deliver Malaysian Ringgits in satisfaction of redemption requests received. The disruption of the creation/redemption mechanism for the Fund adversely affected the trading market for iShares of the Fund, resulting in their trading at prices that differed materially from their NAV on many days.



In May 2000, the Company commenced offers and redemptions of Creation Units of the Fund for U.S. dollars. There can be no assurance that the Company will be able to offer and redeem such Creation Units on an in-kind basis at any time in the future.



Effective May 2, 2001, the Finance Ministry of Malaysia abolished the exit levy of 10% that had previously applied to profits repatriated by foreign entities such as the Fund. There can be no assurance that this or some other levy will not be reinstated by Malaysian authorities in the future, to the possible detriment of the Fund and its shareholders.



The Malaysian capital controls have been changed in significant ways since they were first adopted and without prior warning on September 1, 1998. There can be no assurance that the Malaysian capital controls will not be changed in the future in ways that adversely affect the Fund and its shareholders. Since the capital controls were imposed, the iShares of the Fund have often traded at discounts or premiums to their NAV. Since the Company's decision to permit offers and redemptions of Creation Units of the Fund's iShares for U.S. dollars, iShares of the Fund have traded at prices that have generally been close to their NAV. However, there can be no assurance that this will continue to be the case.



The Malaysian economy may be significantly affected by the economies of other Southeast Asian countries. Many Southeast Asian economies are characterized by high inflation, undeveloped financial services sectors, and heavy reliance on international trade. In addition, currency devaluations or restrictions, political and social instability, and current economic conditions can result in significant downturns and volatility in the economies of Southeast Asian countries.




The iShares MSCI Malaysia Index Fund

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

1997       -66.93
1998       -29.31
1999        92.98
2000       -15.85
2001         4.56
2002         0.66

--------

1 The Fund's total return for the nine months ended September 30, 2003 was 14.82%. The best calendar quarter return during the period shown above was 122.01% in the 2nd quarter of 1999; the worst was -46.01% in the 2nd quarter of 1998.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                              Since
                                                                             1 Year 5 Year Inception/1/
                                                                             ------ ------ -----------
Fund:
    Return Before Taxes                                                       0.66% 3.85%    -11.00%
    Return After Taxes on Distributions/2/                                   -0.05% 3.35%    -11.29%
    Return After Taxes on Distributions and Sale of Fund Shares/2/            0.40% 2.85%     -8.22%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  2.11% 6.15%     -9.83%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



                                                                      i  Shares

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.59%
   Distribution and Service (12b-1) Fees                                                  0.25%
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.84%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.


      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.




Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 75,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $5,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $441,750. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $5,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $441,750 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $13,745 if the Creation Unit is redeemed after one year, $21,709 if the Creation Unit is redeemed after three years, $30,349 if the Creation Unit is redeemed after five years, and $55,298 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.



The iShares MSCI Malaysia Index Fund
iShares MSCI Mexico Index Fund

CUSIP: 464286822

Trading Symbol: EWW

Underlying Index: MSCI Mexico Index

Investment Objective


The iShares MSCI Mexico Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Mexican market, as measured by the MSCI Mexico Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Mexican Stock Exchange. As of September 30, 2003, the Index's three largest stocks were Telefonos Mexico L, America Movil L and Cemex Cpo. and its three largest industries were telecommunication services, materials and food and staples retailing. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund





Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



The Mexican economy is heavily dependent on the health of the U.S. economy, given the United States is Mexico's largest trading partner, purchasing most of Mexico's exports. Mexico has suffered from severe currency devaluations in the past, and has been destabilized by local insurrections in certain regions, particularly the State of Chiapas. In addition, the Mexican economy may be significantly affected by the economies of other Latin American countries. High interest, inflation, and unemployment rates generally characterize the economies in Latin American countries. Currency devaluations in any one Latin American country can have a significant affect on the entire Latin American region, including Mexico. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region's exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Latin American countries can experience significant volatility.



                                                                      i  Shares

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

1997      48.53
1998     -35.00
1999      76.12
2000     -22.78
2001      13.49
2002     -13.13


--------

1 The Fund's total return for the nine months ended September 30, 2003 was 22.11%. The best calendar quarter return during the period shown above was 35.92% in the 4th quarter of 1999; the worst was -24.30% in the 3rd quarter of 1998.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                               Since
                                                                             1 Year  5 Year Inception/1/
                                                                             ------- ------ -----------
Fund:
    Return Before Taxes                                                      -13.13% -2.71%    6.09%
    Return After Taxes on Distributions/2/                                   -14.40% -3.44%    5.35%
    Return After Taxes on Distributions and Sale of Fund Shares/2/            -8.02% -2.39%    4.75%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -13.68% -0.54%    8.71%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



The iShares MSCI Mexico Index Fund

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.59%
   Distribution and Service (12b-1) Fees                                                  0.25%
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.84%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.


      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.




Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,400 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $1,541,000, An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $1,400 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,541,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $16,002 if the Creation Unit is redeemed after one year, $44,075 if the Creation Unit is redeemed after three years, $74,533 if the Creation Unit is redeemed after five years, and $162,481 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.




                                                                      i  Shares
iShares MSCI Netherlands Index Fund

CUSIP: 464286814

Trading Symbol: EWN

Underlying Index: MSCI Netherlands Index

Investment Objective


The iShares MSCI Netherlands Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Dutch market, as measured by the MSCI Netherlands Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Amsterdam Stock Exchange. As of September 30, 2003, the Index's three largest stocks were Royal Dutch Petroleum Co., Unilever NV Cert. and ING Groep and its three largest industries were energy, food beverage and tobacco and diversified financials. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund



Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



The Dutch economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union (the "EU"), and many are also members of the European Monetary Union (the "EMU"). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.




The iShares MSCI Netherlands Index Fund

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

1997             20.11
1998             24.09
1999              4.54
2000             -7.80
2001            -23.96
2002            -20.52

--------

1 The Fund's total return for the nine months ended September 30, 2003 was 5.46%. The best calendar quarter return during the period shown above was 17.76% in the 4th quarter of 1998; the worst was -30.27% in the 3rd quarter of 2002.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                               Since
                                                                             1 Year  5 Year Inception/1/
                                                                             ------- ------ -----------
Fund:
    Return Before Taxes                                                      -20.52% -6.28%    1.21%
    Return After Taxes on Distributions/2/                                   -20.84% -7.01%    0.44%
    Return After Taxes on Distributions and Sale of Fund Shares/2/           -12.37% -4.65%    1.19%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -20.42% -4.89%    2.80%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



                                                                      i  Shares

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

   Shareholder Fees                                                       None
      (fees paid directly from your investment, but see the Creation
      Transaction Fees and Redemption Transaction Fees discussion below)

   Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                    0.59%
      Distribution and Service (12b-1) Fees                              0.25%
      Other Expenses***                                                   None
   -------------------------------------------------------------------------------
   Total Annual Fund Operating Expenses                                  0.84%
   -------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.


      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.




Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $704,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $704,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $8,032 if the Creation Unit is redeemed after one year, $20,860 if the Creation Unit is redeemed after three years, $34,778 if the Creation Unit is redeemed after five years, and $74,964 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.



The iShares MSCI Netherlands Index Fund
iShares MSCI Pacific ex-Japan Index Fund

CUSIP: 464286665

Trading Symbol: EPP

Underlying Index: Pacific Free ex-Japan Index

Investment Objective


The iShares MSCI Pacific ex-Japan Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Australia, Hong Kong, New Zealand and Singapore market, as measured by the MSCI Pacific Free ex-Japan Index (the "Index").


Principal Investment Strategy


The Index consists of stocks from the following four countries: Australia, Hong Kong, New Zealand and Singapore. As of September 30, 2003, the Index's three largest stocks were National Australia Bank, BHP Billiton Ltd. and Commonwealth Bank of Australia and its three largest industries were banks, materials and real estate. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund





Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



The economies of countries in the Pacific region, other than Japan, are in all stages of economic development. The majority of the economies in the Pacific region can be characterized as either developing or newly industrialized. Many of the Pacific region economies are generally in recessions. For example, Hong Kong's economy has been adversely affected by the Asian economic crisis, contributing to the current recession. As a small open economy, Singapore is particularly vulnerable to external economic influences, including, in recent times, the Asian economic crisis. While Singapore has been a leading manufacturer of electronic goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely affect Singapore's economy. In addition, many of the Pacific region economies are characterized by high inflation, undeveloped financial services sectors, and heavy reliance on international trade. Currency devaluations or restrictions, political and social instability, and deteriorating economic conditions have resulted in significant downturns and volatility in the economies of countries in the Pacific region. The Australian and New Zealand economies are dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources.



                                                                      i  Shares

Performance Information




The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/




                                    [CHART]

                                 2001    -5.73%


--------

1 The Fund's total return for the nine months ended September 30, 2003 was 28.05%. The best calendar quarter return during the period shown above was 4.66% in the 4th quarter of 2002; the worst was -11.75% in the 3rd quarter of 2002.



                         Average Annual Total Returns


                   (for the periods ended December 31, 2002)



                                                                                       Since
                                                                             1 Year Inception/1/
                                     -                                       ------ -----------
Fund:
    Return Before Taxes                                                      -5.73%    2.78%
    Return After Taxes on Distributions/2/                                   -6.33%    2.06%
    Return After Taxes on Distributions and Sale of Fund Shares/2/           -3.50%    1.89%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -5.68%    2.87%

--------

1 Inception date: 10/25/2001.



2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



The iShares MSCI Pacific ex-Japan Index Fund

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.50%
   Distribution and Service (12b-1) Fees                                                   None
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.50%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.


      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $51    $160    $280     $628

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $6,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $6,473,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $6,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $6,473,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $45,063 if the Creation Unit is redeemed after one year, $115,718 if the Creation Unit is redeemed after three years, $192,876 if the Creation Unit is redeemed after five years, and $418,279 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.



                                                                      i  Shares
iShares MSCI Singapore Index Fund

CUSIP: 464286673

Trading Symbol: EWS

Underlying Index: MSCI Singapore Index

Investment Objective


The iShares MSCI Singapore Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Singaporean market, as measured by the MSCI Singapore Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Singapore Stock Exchange. As of September 30, 2003, the Index's three largest stocks were United Overseas Bank, DBS Group Holdings and OCBC Bank and its three largest industries were banks, transportation and telecommunication services. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund





Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



As a small open economy, Singapore is particularly vulnerable to external economic influences, including, in recent times, the Asian economic crisis. While Singapore has been a leading manufacturer of electronics goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely affect Singapore's economy.



The iShares MSCI Singapore Index Fund

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

1997       -43.87
1998        -5.44
1999        55.35
2000       -25.06
2001       -23.22
2002       -12.04

--------

1 The Fund's total return for the nine months ended September 30, 2003 was 27.11%. The best calendar quarter return during the period shown above was 55.99% in the 4th quarter of 1998 the worst was -36.28% in the 2nd quarter of 1998.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                               Since
                                                                             1 Year  5 Year Inception/1/
                                                                             ------- ------ -----------
Fund:
    Return Before Taxes                                                      -12.04% -5.76%   -12.41%
    Return After Taxes on Distributions/2/                                   -12.64% -6.41%   -12.90%
    Return After Taxes on Distributions and Sale of Fund Shares/2/            -7.39% -4.66%    -9.15%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -10.85% -5.36%   -11.57%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



                                                                      i  Shares

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*


Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.38%***
   Distribution and Service (12b-1) Fees                                                  0.25%
   Other Expenses                                                                         0.21%
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.84%
--------------------------------------------------------------------------------------------------


       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.


     *** Pursuant to the Fund's Investment Advisory Agreement, this rate reflects the amount retained by BGFA after reduction by the amount of the Fund's other fees and expenses (except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses).


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $2,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $558,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $2,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $558,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $8,768 if the Creation Unit is redeemed after one year, $18,906 if the Creation Unit is redeemed after three years, $29,905 if the Creation Unit is redeemed after five years, and $61,666 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.



The iShares MSCI Singapore Index Fund
iShares MSCI South Africa Index Fund

CUSIP: 464286780

Trading Symbol: EZA

Underlying Index: MSCI South Africa Index

Investment Objective


The iShares MSCI South Africa Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the South African market, as measured by the MSCI South Africa Index (the "Index"). The Fund's investment objective may be changed without shareholder approval.


Principal Investment Strategy


The Index consists of stocks traded primarily on the Johannesburg Stock Exchange. As of September 30, 2003, the Index's three largest stocks were Anglo American PLC, Sasol LTD and Gold Fields LTD and its three largest industries were materials, insurance and banks. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund





Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



In recent times, various domestic and geopolitical factors have affected South Africa's economic performance. While South Africa is a developing country with a strong supply of natural resources, unemployment and income disparity continue to cause economic concerns. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. In addition, South Africa's currency reserves have been a continual problem and its currency is, at times, vulnerable to devaluation. There is also the risk that ethnic and civil conflict could result in the abandonment of many of South Africa's free market reforms.


Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table.


                                                                      i  Shares

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.74%
   Distribution and Service (12b-1) Fees                                                  0.25%
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.99%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.


      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:


                        1 Year 3 Years 5 Years 10 Years

                         $101   $315    $547    $1,213


Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,200 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $2,374,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $1,200 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,374,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $26,367 if the Creation Unit is redeemed after one year, $77,222 if the Creation Unit is redeemed after three years, $132,238 if the Creation Unit is redeemed after five years, and $290,281 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.




The iShares MSCI South Africa Fund
iShares MSCI South Korea Index Fund

CUSIP: 464286772

Trading Symbol: EWY

Underlying Index: MSCI Korea Index

Investment Objective


The iShares MSCI South Korea Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the South Korean market, as measured by the MSCI Korea Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the South Korean Stock Exchange. As of September 30, 2003, the Index's three largest stocks were Samsung Electronics Co., Kookmin Bank and POSCO and its three largest industries were semiconductors and semiconductor equipment, banks and telecommunication services. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund





Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



North and South Korea each have substantial military capabilities, and there is a risk of war between the two at any time. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities markets. In addition, the South Korean economy may be significantly affected by the U.S. economy and the economies of other Southeast Asian countries. Many Southeast Asian economies are characterized by high inflation, undeveloped financial services sectors, and heavy reliance on international trade. In addition, currency devaluations or restrictions, political and social instability, and current economic conditions can result in significant volatility in a number of Southeast Asian economies.



                                                                      i  Shares

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

2001             46.74
2002              6.05

--------

1 The Fund's total return for the nine months ended September 30, 2003 was 16.42%. The best calendar quarter return during the period shown above was 58.55% in the 4th quarter of 2001; the worst was -21.37% in the 3rd quarter of 2001.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                       Since
                                                                             1 Year Inception/1/
                                                                             ------ -----------
Fund:
    Return Before Taxes                                                      6.05%    -3.12%
    Return After Taxes on Distributions/2/                                   6.05%    -3.11%
    Return After Taxes on Distributions and Sale of Fund Shares/2/           3.72%    -2.46%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) 8.28%    -4.00%

--------
1 Inception date: 5/9/2000.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



The iShares MSCI South Korea Index Fund

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.74%
   Distribution and Service (12b-1) Fees                                                  0.25%
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.99%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.


      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $101   $315    $547    $1,213

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $4,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $1,081,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $4,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,081,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $18,881 if the Creation Unit is redeemed after one year, $41,970 if the Creation Unit is redeemed after three years, $66,947 if the Creation Unit is redeemed after five years, and $138,701 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.




                                                                      i  Shares
iShares MSCI Spain Index Fund

CUSIP: 464286764

Trading Symbol: EWP

Underlying Index: MSCI Spain Index

Investment Objective


The iShares MSCI Spain Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Spanish market, as measured by the MSCI Spain Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Madrid Stock Exchange. As of September 30, 2003, the Index's three largest stocks were Telefonica SA, Banco Santander Central Hispano and BBVA and its three largest industries were banks, telecommunication services and utilities. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund



Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.


The Spanish economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union (the "EU"), and many are also members of the European Monetary Union (the "EMU"). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.



The iShares MSCI Spain Index Fund

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

1997             23.9
1998             51.3
1999            -2.12
2000           -13.62
2001           -10.21
2002           -13.67

--------

1 The Fund's total return for the nine months ended September 30, 2003 was 26.04%. The best calendar quarter return during the period shown above was 38.58% in the 1st quarter of 1998; the worst was -21.78% in the 3rd quarter of 2002.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                               Since
                                                                             1 Year  5 Year Inception/1/
                                                                             ------- ------ -----------
Fund:
    Return Before Taxes                                                      -13.67% -0.17%    7.80%
    Return After Taxes on Distributions/2/                                   -13.80% -0.66%    7.09%
    Return After Taxes on Distributions and Sale of Fund Shares/2/            -8.23%  0.03%    6.50%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -15.60% -0.23%    8.15%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



                                                                      i  Shares

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.59%
   Distribution and Service (12b-1) Fees                                                  0.25%
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.84%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.


      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 75,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $1,684,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $1,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,684,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $17,431 if the Creation Unit is redeemed after one year, $48,120 if the Creation Unit is redeemed after three years, $81,415 if the Creation Unit is redeemed after five years, and $177,554 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.



The iShares MSCI Spain Index Fund
iShares MSCI Sweden Index Fund

CUSIP: 464286756

Trading Symbol: EWD

Underlying Index: MSCI Sweden Index

Investment Objective


The iShares MSCI Sweden Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Swedish market, as measured by the MSCI Sweden Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Stockholm Stock Exchange. As of September 30, 2003, the Index's three largest stocks were Telefonaktiebolaget, Nordea and Hennes & Mauritz and its three largest industries were pharmaceuticals and biotechnology, diversified financials, and food, beverages and tobacco. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund



Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



The Swedish economy is dependent on the export of natural resources and natural resource products. Sweden's efforts to comply with the European Monetary Union (the "EMU") restrictions have resulted in reduced government spending and higher unemployment. The Swedish economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union (the "EU"), and many are also members of the EMU. The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.



                                                                      i  Shares

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

1997       11.00
1998       11.06
1999       63.93
2000      -23.74
2001      -23.86
2002      -29.76

--------

1 The Fund's total return for the nine months ended September 30, 2003 was 35.52%. The best calendar quarter return during the period shown above was 36.63% in the 4th quarter of 1999; the worst was -29.67% in the 3rd quarter of 2002.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                               Since
                                                                             1 Year  5 Year Inception/1/
                                                                             ------- ------ -----------
Fund:
    Return Before Taxes                                                      -29.76% -5.78%    1.28%
    Return After Taxes on Distributions/2/                                   -29.93% -6.98%    0.06%
    Return After Taxes on Distributions and Sale of Fund Shares/2/           -18.11% -3.54%    1.81%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -30.31% -3.97%    2.79%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



 The iShares MSCI Sweden Index Fund

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

   Shareholder Fees                                                     None
      (fees paid directly from your investment, but see the
      Creation Transaction Fees and Redemption Transaction Fees
      discussion below)

   Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                  0.59%
      Distribution and Service (12b-1) Fees                            0.25%
      Other Expenses***                                                 None
   -------------------------------------------------------------------------
   Total Annual Fund Operating Expenses                                0.84%
   -------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.


      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 75,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,300 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $975,750. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $1,300 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $975,750 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $10,956 if the Creation Unit is redeemed after one year, $28,724 if the Creation Unit is redeemed after three years, $48,002 if the Creation Unit is redeemed after five years, and $103,666 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.



                                                                      i  Shares
iShares MSCI Switzerland Index Fund

CUSIP: 464286749

Trading Symbol: EWL

Underlying Index: MSCI Switzerland Index

Investment Objective


The iShares MSCI Switzerland Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Swiss market, as measured by the MSCI Switzerland Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Zurich Stock Exchange. As of September 30, 2003, the Index's three largest stocks were Nestle, Novartis and UBS and its three largest industries were banks, capital goods and technology hardware and equipment. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund



Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



The Swiss economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union (the "EU"), and many are also members of the European Monetary Union (the "EMU"). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.



The iShares MSCI Switzerland Index Fund

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                  [CHART]


1997     35.23
1998     18.27
1999     -3.25
2000      5.87
2001    -24.93
2002    -11.46

--------

1 The Fund's total return for the nine months ended September 30, 2003 was 14.23%. The best calendar quarter return during the period shown above was 24.63% in the 4th quarter of 1998; the worst was -22.09% in the 3rd quarter of 1998.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                               Since
                                                                             1 Year  5 Year Inception/1/
                                                                             ------- ------ -----------
Fund:
    Return Before Taxes                                                      -11.46% -4.24%    1.19%
    Return After Taxes on Distributions/2/                                   -11.43% -4.73%    0.65%
    Return After Taxes on Distributions and Sale of Fund Shares/2/            -6.92% -3.26%    1.00%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -10.09% -3.12%    2.97%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



                                                                      i  Shares

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.59%
   Distribution and Service (12b-1) Fees                                                  0.25%
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.84%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.


      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 125,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $1,585,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $1,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,585,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $16,578 if the Creation Unit is redeemed after one year, $45,452 if the Creation Unit is redeemed after three years, $76,779 if the Creation Unit is redeemed after five years, and $167,234 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.



The iShares MSCI Switzerland Index Fund
iShares MSCI Taiwan Index Fund

CUSIP: 464286731

Trading Symbol: EWT

Underlying Index: MSCI Taiwan Index

Investment Objective


The iShares MSCI Taiwan Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Taiwanese market, as measured by the MSCI Taiwan Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the Taiwan Stock Exchange. As of September 30, 2003, the Index's three largest stocks were Taiwan Semiconductor Mfg., United Microelectronics and Hon Hai Precision Industry Co. and its three largest industries were semiconductors and semiconductor equipment, technology hardware and equipment, and materials. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund





Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



Taiwan's size and geographic proximity to the People's Republic of China, and its history of political contention with China (which regards Taiwan as a renegade province), have resulted in ongoing tensions with China, including the continual risk of invasion by, or war with, China and other factors, which may materially impact the Taiwanese economy and securities markets. In addition to the Chinese economy, Taiwanese exports are largely dependent on the U.S. economy in addition to a number of other Asian economies, and can be significantly affected by currency fluctuations and increasing competition from Asia's other emerging economies. Asia includes countries in all stages of economic development, although most Asian economies have at times been characterized by over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports, and economic recessions. Currency devaluations in any one country can have a significant effect on the entire Asian region. The economies in the Asian region in the past have suffered significant downturns as well as significant volatility. Increased political and social unrest in any Asian country could cause further economic and market uncertainty in the region.



                                                                      i  Shares

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

2001         5.00
2002       -25.65

--------

1 The Fund's total return for the nine months ended September 30, 2003 was 36.01%. The best calendar quarter return during the period shown above was 52.27% in the 4th quarter of 2001; the worst was -29.25% in the 3rd quarter of 2001.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                        Since
                                                                             1 Year  Inception/1/
                                                                             ------- -----------
Fund:
    Return Before Taxes                                                      -25.65%   -28.53%
    Return After Taxes on Distributions/2/                                   -25.65%   -28.62%
    Return After Taxes on Distributions and Sale of Fund Shares/2/           -15.75%   -21.38%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -24.92%   -27.89%

--------
1 Inception date: 6/20/2000.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



The iShares MSCI Taiwan Index Fund

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

             Shareholder Fees                                 None
                (fees paid directly from your investment,
                but see the Creation Transaction Fees and
                Redemption Transaction Fees discussion
                below)

             Annual Fund Operating Expenses
                (expenses that are deducted from the
                  Fund's assets)**
                Management Fees                              0.74%
                Distribution and Service (12b-1) Fees        0.25%
                Other Expenses***                             None
             -----------------------------------------------------
             Total Annual Fund Operating Expenses            0.99%
             -----------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.


      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $101   $315    $547    $1,213

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $4,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $542,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $4,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $542,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $14,428 if the Creation Unit is redeemed after one year, $25,946 if the Creation Unit is redeemed after three years, $38,405 if the Creation Unit is redeemed after five years, and $74,199 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.



                                                                      i  Shares
iShares MSCI United Kingdom Index Fund

CUSIP: 464286699

Trading Symbol: EWU

Underlying Index: MSCI United Kingdom Index

Investment Objective


The iShares MSCI United Kingdom Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the British market, as measured by the MSCI United Kingdom Index (the "Index").


Principal Investment Strategy


The Index consists of stocks traded primarily on the London Stock Exchange. As of September 30, 2003, the Index's three largest stocks were BP, HSBC and Vodafone Group and its three largest industries were banks, energy and pharmaceuticals and biotechnology. The Fund uses a Representative Sampling strategy to try to track the Index.


The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.


Principal Risks Specific to Fund


Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.



The economies of the United Kingdom may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union (the "EU"), and many are also members of the European Monetary Union (the "EMU"). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.



The iShares MSCI United Kingdom Index Fund

Performance Information


The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.



                Annual Total Returns as of December 31, 2002/1/


                                    [CHART]

1997        20.85
1998        18.42
1999        12.14
2000       -11.67
2001       -15.94
2002       -15.25

--------

1 The Fund's total return for the nine months ended September 30, 2003 was 10.88%. The best calendar quarter return during the period shown above was 18.43% in the 1st quarter of 1998; the worst was -17.32% in the 3rd quarter of 2002.


                         Average Annual Total Returns

                   (for the periods ended December 31, 2002)



                                                                                               Since
                                                                             1 Year  5 Year Inception/1/
                                                                             ------- ------ -----------
Fund:
    Return Before Taxes                                                      -15.25% -3.53%    3.87%
    Return After Taxes on Distributions/2/                                   -15.84% -4.47%    2.94%
    Return After Taxes on Distributions and Sale of Fund Shares/2/            -9.21% -2.80%    3.11%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -14.92% -3.28%    4.45%

--------
1 Inception date: 3/12/1996.


2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.



                                                                      i  Shares

Fees and Expenses


Most investors will buy and sell shares of the Fund through brokers.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                           None
   (fees paid directly from your investment, but see the Creation Transaction Fees and
   Redemption Transaction Fees discussion below)

Annual Fund Operating Expenses
   (expenses that are deducted from the Fund's assets)**
   Management Fees                                                                        0.59%
   Distribution and Service (12b-1) Fees                                                  0.25%
   Other Expenses***                                                                       None
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.84%
-----------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.


      ** Expressed as a percentage of average net assets.



     *** The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.


Example


This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years

                         $86    $268    $466    $1,037

Creation Transaction Fees and Redemption Transaction Fees


The Fund issues and redeems shares at NAV only in large blocks of 200,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $3,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2003 was $2,690,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $3,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,690,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $30,036 if the Creation Unit is redeemed after one year, $79,023 if the Creation Unit is redeemed after three years, $132,170 if the Creation Unit is redeemed after five years, and $285,633 if the Creation Unit is redeemed after ten years.

--------

* See the iShares Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.



The iShares MSCI United Kingdom Index Fund

Management

Investment Advisor


As investment advisor, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for each Fund and manages the investment of its assets. BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team-approach brings together many disciplines and leverages BGFA's extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Funds to operate.





Under the Investment Advisory Agreement for the iShares MSCI Singapore Index Fund, the Fund pays its own expenses and BGFA receives fees equal to the difference between such expenses and specified rates (subject to the exceptions noted below) and reimburses expenses to the extent necessary to cause the expenses to be at such specified rates (again, subject to the same exceptions). Under the Investment Advisory Agreement for all of the other Funds included in this Prospectus, BGFA is responsible for all expenses incurred by those Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses, distribution fees or expenses, and extraordinary expenses.



For its investment management services to the iShares MSCI Brazil Index, iShares MSCI South Africa Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, BGFA is paid management fees equal to each of those Fund's allocable portion of: 0.74% per year of the aggregate net assets of those Funds less than or equal to $2 billion, plus 0.69% per year of the aggregate net assets of those Funds between $2 billion and $4 billion, plus 0.64% per year of the aggregate net assets of those Funds greater than $4 billion; for its investment management services to the iShares MSCI Pacific ex-Japan Index Fund, BGFA is paid management fees equal to 0.50% per year of the net assets of that Fund; for its investment management services to the iShares MSCI Emerging Markets Index Fund, BGFA is paid management fees equal to 0.75% per year of the net assets of that Fund; for its investment management services to each of the other Funds included in this Prospectus, BGFA is paid a fee equal to each of those Fund's allocable portion of: 0.59% per year of the aggregate net assets of those Funds less than or equal to $7 billion, plus 0.54% per year of the aggregate net assets of those Funds between $7 billion and $11 billion, plus 0.49% per year of the aggregate net assets of those Funds in excess of $11 billion.



For the fiscal year ended August 31, 2003, BGFA received fees from each Fund based on a percentage of the Fund's average daily net assets, as shown in the following table.



                          Percentage of                         Percentage of
                          Average Daily                         Average Daily
  iShares MSCI Index Fund  Net Assets   iShares MSCI Index Fund  Net Assets
  -----------------------  ----------   -----------------------  ----------
     Australia...........     0.59%        Malaysia............     0.59%
     Austria.............     0.59%        Mexico..............     0.59%
     Belgium.............     0.59%        Netherlands.........     0.59%
     Brazil..............     0.74%        Pacific ex-Japan....     0.50%
     Canada..............     0.59%        Singapore...........     0.38%**
     Emerging Markets....     0.72%*       South Africa........     0.74%***
     EMU.................     0.59%        South Korea.........     0.74%
     France..............     0.59%        Spain...............     0.59%
     Germany.............     0.59%        Sweden..............     0.59%
     Hong Kong...........     0.59%        Switzerland.........     0.59%
     Italy...............     0.59%        Taiwan..............     0.74%
     Japan...............     0.59%        United Kingdom......     0.59%

--------



* Annualized, for the period from the inception date of April 7, 2003 through August 31, 2003. Based on average net assets of the Fund, excluding any investments in other iShares Funds.



                                                                      i  Shares

** Pursuant to the Fund's Investment Advisory Agreement, this rate reflects the amounts retained by BGFA after reduction by the amounts of the Fund's other fees and expenses (except interest expense and taxes, any brokerage expenses, distribution fees or expenses, and extraordinary expenses).


*** Annualized, for the period from the inception date of February 3, 2003 through August 31, 2003.



BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, together with its affiliates, is the world's largest investment advisor of institutional investment assets. As of September 30, 2003, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $952 billion. BGI, BGFA, Barclays Global Investor Services, Barclays Bank and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds may also invest.


Administrator, Custodian and Transfer Agent

Investors Bank & Trust Company ("Investors Bank") is the administrator, custodian and transfer agent for each Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell iShares of any Fund, is available free of charge by calling toll-free: 1-800-iShares or visiting our website www.iShares.com.

Buying and Selling iShares


iShares trade on national securities exchanges or elsewhere during the trading day and can be bought and sold throughout the trading day like shares of other publicly traded securities. There is no minimum investment. When buying or selling iShares through a broker, you will incur customary brokerage commissions and charges.


iShares may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section.


iShares trade under the trading symbols listed for each Fund in the Description of iShares Funds section.



The Funds included in this Prospectus are listed on the American Stock Exchange (the "AMEX"). The AMEX is generally open Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including iShares. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in a SEC exemptive order issued to the iShares, including that such investment companies enter into an agreement with the Funds.


Book Entry


iShares are held in book-entry form (also referred to as "street name" form), which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee, is the record owner of all outstanding iShares of each Fund and is recognized as the owner of all iShares for all purposes, except as described below.



Investors owning iShares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all iShares. Participants in the depository include securities brokers and dealers, banks, trust companies, clearing corporations and other institut ions that directly or



Shareholder Information
indirectly maintain a custodial relationship with DTC. As a beneficial owner of iShares, you are not entitled to receive physical delivery of stock certificates or to have iShares registered in your name, and you are not considered a registered owner of iShares. Therefore, to exercise any right as an owner of iShares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or street name form.


iShares Prices


The trading prices of iShares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.



The approximate value of iShares of each Fund is disseminated every fifteen seconds throughout the day by the national securities exchange on which the Fund is listed or by other information providers, such as Bloomberg. This approximate value should not be viewed as a "real-time" update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.


Determination of Net Asset Value




Investors Bank calculates the NAV for each Fund, other than the iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, in accordance with the standard formula for valuing mutual fund shares as of the close of regular trading (normally 4:00 p.m. Eastern time) every day that the AMEX is open for trading. Investors Bank calculates the NAV for each of the iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds in accordance with the standard formula for valuing mutual fund shares as of 11:00 a.m. (Eastern time) every day that the AMEX is open for trading. The formula calls for deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of shares outstanding. Investors Bank values the securities at their current market prices. If such prices are not readily available, Investors Bank uses estimates of the securities' fair value in accordance with guidelines approved by the Company's Board of Directors. In the case of Funds that effect creations and/or redemptions only for cash (i.e., iShares MSCI Brazil Index, iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds), it is possible that portfolio securities transactions by the Company in the relevant local markets of those Funds could affect the prices of those portfolio securities at the time those Funds' NAVs are calculated. Currency values generally are converted into U.S. dollars using the same exchange rates used by MSCI in calculating the performance of the relevant Underlying Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different rate from the rate used by MSCI if BGFA concludes that a different rate is more appropriate. Any use of a different rate from the rates used by MSCI may adversely affect a Fund's ability to track its Underlying Index.


Dividends and Distributions


Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for certain Funds. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional iShares. The Company will inform shareholders within 60 days after the close of a Fund's taxable year of the amount and nature of all distributions made to them.



                                                                      i  Shares

Taxes


As with any investment, you should consider how your investment in iShares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in iShares.


Unless your investment in a Fund is through a tax-exempt entity or taxed-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:


..  A Fund makes distributions, and



..  You sell iShares.


Taxes on Distributions




Distributions paid out of a Fund's net investment income (other than qualified dividend income), including distributions out of a Fund's net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund's iShares. Distributions by a Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. In order for a distribution by a Fund to be treated as qualified dividend income, the Fund must meet holding period and other requirements with respect to its dividend paying stocks and you must meet holding period requirements and other requirements with respect to the Fund's iShares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.



Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Since more than 50% of each Fund's total assets at the end of its taxable year will consist of foreign stocks or securities, each Fund will "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.



If you are neither a resident nor a citizen of the United States or if you are a foreign entity, each Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.



If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.



Taxes when iShares are Sold



Currently, any capital gain or loss realized upon a sale of iShares is generally treated as long-term gain or loss if the iShares have been held for more than one year. Any capital gain or loss realized upon a sale of iShares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of iShares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such iShares.



The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxation on Fund distributions and sales of iShares. Consult your personal tax adviser about the potential tax consequences of an investment in iShares under all applicable tax laws.





Shareholder Information

Creations and Redemptions


The iShares that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units, generally ranging from 40,000 to 600,000 iShares or multiples thereof. Each "creator" enters into an authorized participant agreement with SEI Investments Distribution Co. ("SEI"), the Funds' distributor, and deposits into the applicable Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units.



Similarly, iShares of a Fund can only be redeemed in a specified number of Creation Units, generally ranging from 40,000 to 600,000 iShares or multiples thereof, principally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, iShares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.



Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant, and in each case, must have executed an agreement with SEI with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units is included in the Statement of Additional Information.



Because new iShares may be created and issued on an ongoing basis, at any point during the life of a Fund a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.



Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on an exchange.


iShares Transaction Fees


Each Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares. Purchasers and redeemers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. The creation and redemption transaction fees for creations and redemptions in kind for each Fund are discussed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units, and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The creation and redemption transaction fees for creations and redemptions for cash (when cash creations and redemptions are available or specified) will also be subject to an additional variable charge of up to a maximum of four times the amount shown below under "Maximum Creation/Redemption Transaction Fee." In addition, purchasers of iShares in Creation Units are responsible for payment of the costs of transferring the securities to the Fund. Redeemers of iShares in Creation Units



                                                                      i  Shares
are responsible for the costs of transferring the securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of September 30, 2003, the approximate value of one Creation Unit per Fund, including the creation transaction fee and the number of shares per Creation Unit.



                      Approximate    Fee for    Maximum     Maximum     Number
                       Value of    In-kind and Additional  Additional     of
                     Creation Unit    Cash      Variable    Variable    Shares
                         as of      Purchases    Charge      Charge      Per
                     September 30,     and      for Cash    for Cash   Creation
iShares MSCI Funds       2003      Redemptions Purchases* Redemptions*   Unit
------------------   ------------- ----------- ---------- ------------ --------
Australia...........  $2,334,000     $2,400       0.60%       0.60%    200,000
Austria.............  $1,117,000     $  600       0.67%       0.67%    100,000
Belgium.............  $  472,800     $  700       0.30%       0.30%     40,000
Brazil..............  $  623,000     $2,400         **         ***      50,000
Canada..............  $1,245,000     $1,900       0.30%       0.30%    100,000
Emerging Markets....  $6,812,500     $7,700         **         ***      50,000
EMU.................  $2,509,000     $8,000       1.05%       1.05%     50,000
France..............  $3,392,000     $2,900       0.25%       0.25%    200,000
Germany.............  $3,750,000     $1,500       0.25%       0.25%    300,000
Hong Kong...........  $  716,250     $2,000       0.60%       0.60%     75,000
Italy...............  $2,596,500     $1,400       0.30%       0.30%    150,000
Japan...............  $5,262,000     $5,000       0.15%       0.40%    600,000
Malaysia............  $  441,750     $5,000         **         ***      75,000
Mexico..............  $1,541,000     $1,400       0.50%       0.50%    100,000
Netherlands.........  $  704,500     $1,000       0.25%       0.25%     50,000
Pacific ex-Japan....  $6,473,000     $6,000       1.80%       1.50%    100,000
Singapore...........  $  558,000     $2,000       1.60%       1.30%    100,000
South Africa........  $2,374,500     $1,200       0.75%       0.75%     50,000
South Korea.........  $1,081,500     $4,000         **         ***      50,000
Spain...............  $1,684,500     $1,500       0.25%       0.45%     75,000
Sweden..............  $  975,750     $1,300       0.30%       0.30%     75,000
Switzerland.........  $1,585,000     $1,500       0.40%       0.40%    125,000
Taiwan..............  $  542,000     $4,500         **         ***      50,000
United Kingdom......  $2,690,000     $3,500       0.25%       0.75%    200,000

--------


       * As a percentage of amount invested.



      ** The maximum additional variable charge for cash purchases will be a percentage of the value of the Deposit Securities, which will not exceed 3.00%.



     *** The maximum additional variable charge for cash redemptions will be a percentage of the value of the Deposit Securities, which will not exceed 2.00%.


Legal Proceedings


The Company has reached a settlement in an action in the U.S. District Court for the Northern District of Illinois. In the action, a company named Mopex, Inc. and a company named Realtimemutualfunds.com alleged that the actions of the Company and others infringed a patent held by Mopex, and that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. The patent itself was found to be invalid in a related action to which the Company was not a party. In the settlement, the plaintiff's claims and allegations were dismissed with prejudice, and neither the Company nor any other defendant will pay any compensation to the plaintiffs.



Shareholder Information

Distribution





SEI Investments Distribution Co. (the "Distributor") serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in iShares. The Distributor's address is 1 Freedom Valley Drive, Oaks, PA 19456.



The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.



The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Company to pay distribution fees for the sale and distribution of iShares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



The fees paid under the Rule 12b-1 Plan are calculated and paid monthly with respect to each Fund (other than the iShares MSCI Pacific ex-Japan Index Fund and iShares MSCI Emerging Markets Index Fund, which do not pay Rule 12b-1 fees) at a rate set from time to time by the Company's Board of Directors (the "Board"), provided that the annual rate may not exceed 0.25% of the average daily net assets of such Fund. These fees are currently being paid at the maximum rate. The distribution fees payable under the 12b-1 Plan are used to pay distribution-related expenses, including: compensation to the Distributor at a rate fixed by the Board from time to time (currently 0.02% of the Company's average daily net assets, subject to an annual minimum of $845,000); compensation to a sales and marketing consultant retained by the Company at a rate of 0.035% of the Company's average daily net assets attributed to the Company's original 17 Funds (iShares MSCI Australia Index, iShares MSCI Austria Index, iShares MSCI Belgium Index, iShares MSCI Canada Index, iShares MSCI France Index, iShares MSCI Germany Index, iShares MSCI Hong Kong Index, iShares MSCI Italy Index, iShares MSCI Japan Index, iShares MSCI Malaysia Index, iShares MSCI Mexico Index, iShares MSCI Netherlands Index, iShares MSCI Singapore Index, iShares MSCI Spain Index, iShares MSCI Sweden Index, iShares MSCI Switzerland Index and iShares MSCI United Kingdom Index Funds); and reimbursements of expenses incurred by the Distributor and other persons (principally BGFA) in connection with marketing and the distribution of the Company's shares.



In addition, the Distributor has entered into sales and investor services agreements with broker-dealers or other persons that are DTC participants to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the Distributor will pay broker-dealers or other persons, out of Rule 12b-1 fees received from the Fund to which such fees apply, at the annual rate of up to 0.25 of 1.00% of the average monthly net assets of iShares held through DTC for the account of such DTC participant.



The amounts of the fees paid to the Distributor and the sales and marketing consultant are not dependent on the amount of distribution expenses actually incurred by such persons.



                                                                      i  Shares

Financial Highlights




The financial highlights tables are intended to help investors understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a given Fund, assuming reinvestment of all dividends and distributions. Information for the fiscal years ended August 31, 2001, 2002 and 2003 has been audited by PricewaterhouseCoopers LLP whose report is included along with the Funds' financial statements in the Annual Report (available upon request). Information for the fiscal years ended August 31, 1999 and 2000 was audited by the former auditor.


Financial Highlights
(For a share outstanding throughout each period)


                                                  iShares MSCI Australia Index Fund
                                --------------------------------------------------------------------
                                 Year ended    Year ended    Year ended    Year ended    Year ended
                                Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001 Aug. 31, 2000 Aug. 31, 1999
                                ------------- ------------- ------------- ------------- -------------
Net asset value, beginning
  of year......................    $  9.36       $  9.24       $  9.93       $  9.99       $  7.75
                                   -------       -------       -------       -------       -------
Income from
  investment operations:
 Net investment income/(1)/....       0.32          0.23          0.24          0.23          0.20
 Net realized and unrealized
   gain (loss).................       1.81         (0.07)        (0.71)        (0.04)         2.29
                                   -------       -------       -------       -------       -------
     Total from
       investment operations...       2.13          0.16         (0.47)         0.19          2.49
                                   -------       -------       -------       -------       -------
Less distributions from:
 Net investment income.........      (0.27)        (0.04)        (0.20)        (0.23)        (0.19)
 Return of capital.............          -             -         (0.02)        (0.02)        (0.06)
                                   -------       -------       -------       -------       -------
     Total distributions.......      (0.27)        (0.04)        (0.22)        (0.25)        (0.25)
                                   -------       -------       -------       -------       -------
Net asset value, end of year...    $ 11.22       $  9.36       $  9.24       $  9.93       $  9.99
                                   =======       =======       =======       =======       =======
Total return...................      23.33%         1.74%        (4.77)%        1.84%        32.09%
                                   =======       =======       =======       =======       =======
Ratios/Supplemental data:
 Net assets, end of year (000s)    $87,541       $76,731       $57,312       $61,574       $53,957
 Ratio of expenses to average
   net assets..................       0.84%         0.84%         0.84%         0.95%         1.00%
 Ratio of net investment income
   to average net assets.......       3.21%         2.47%         2.54%         2.22%         2.03%
 Portfolio turnover rate/(2)/..          8%            5%           23%           36%           14%

--------
/(1)/Based on average shares outstanding throughout the period.

/(2)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.


Financial Highlights

Financial Highlights


(For a share outstanding throughout each period)



                                                               iShares MSCI Austria Index Fund
                                         -------------------------------------------------------------------------
                                          Year ended    Year ended    Year ended       Year ended       Year ended
                                         Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001    Aug. 31, 2000    Aug. 31, 1999
                                         ------------- ------------- -------------    -------------    -------------
Net asset value, beginning of year......    $  8.19       $  8.18       $  7.67          $  9.13          $ 10.11
                                            -------       -------       -------          -------          -------
Income from investment operations:
  Net investment income/(3)/............       0.09          0.13          0.13             0.04             0.10
  Net realized and unrealized gain
   (loss)...............................       2.43         (0.12)         0.52            (1.46)           (0.98)
                                            -------       -------       -------          -------          -------
     Total from investment operations...       2.52          0.01          0.65            (1.42)           (0.88)
                                            -------       -------       -------          -------          -------
Less distributions from:
  Net investment income.................      (0.10)            -         (0.14)           (0.04)           (0.08)
  Return of capital.....................          -             -         (0.00)/(5)/          -            (0.02)
                                            -------       -------       -------          -------          -------
     Total distributions................      (0.10)            -         (0.14)           (0.04)           (0.10)
                                            -------       -------       -------          -------          -------
Net asset value, end of year............    $ 10.61       $  8.19       $  8.18          $  7.67          $  9.13
                                            =======       =======       =======          =======          =======
Total return............................     31.15 %        0.12 %         8.41%          (15.51)%          (8.69)%
                                            =======       =======       =======          =======          =======
Ratios/Supplemental data:
  Net assets, end of year (000s)........    $22,288       $14,740       $11,447          $10,741          $12,776
  Ratio of expenses to average net
   assets...............................      0.84 %         0.84%         0.84%/(1)/       1.16%/(1)/      1.31 %
  Ratio of net investment income to
   average net assets...................      0.98 %         1.57%         1.69%/(2)/       0.51%/(2)/      1.04 %
  Portfolio turnover rate/(4)/..........        26 %          32 %          66 %             34 %             50 %

--------

/(1)/Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended August 31, 2001 and August 31, 2000 were 0.97% and 1.20%, respectively.



/(2)/Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the years ended August 31, 2001 and August 31, 2000 were 1.55% and 0.47%, respectively.



/(3)/Based on average shares outstanding throughout the period.



/(4)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



/(5)/Rounds to less than $0.01.



                                                                      i  Shares

Financial Highlights


(For a share outstanding throughout each period)



                                                    iShares MSCI Belgium Index Fund
                                ---------------------------------------------------------------------
                                 Year ended    Year ended    Year ended      Year ended    Year ended
                                Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001   Aug. 31, 2000 Aug. 31, 1999
                                ------------- ------------- -------------   ------------- -------------
Net asset value, beginning
  of year......................    $ 10.43       $ 11.81       $13.23          $ 16.07       $ 18.40
                                   -------       -------       ------          -------       -------
Income from
  investment operations:
 Net investment income/(3)/....       0.41          0.25         0.19             0.19          0.08
 Net realized and unrealized
   gain (loss).................       0.43         (1.56)       (1.34)           (2.67)        (0.30)
                                   -------       -------       ------          -------       -------
     Total from
       investment operations...       0.84         (1.31)       (1.15)           (2.48)        (0.22)
                                   -------       -------       ------          -------       -------
Less distributions from:
 Net investment income.........      (0.11)        (0.07)       (0.27)           (0.36)        (0.01)
 Net realized gain.............          -             -            -                -         (1.19)
 Return of capital.............          -             -            -                -         (0.91)
                                   -------       -------       ------          -------       -------
     Total distributions.......      (0.11)        (0.07)       (0.27)           (0.36)        (2.11)
                                   -------       -------       ------          -------       -------
Net asset value, end of year...    $ 11.16       $ 10.43       $11.81          $ 13.23       $ 16.07
                                   =======       =======       ======          =======       =======
Total return...................       8.25%       (11.10)%      (8.72)%         (15.50)%       (1.00)%
                                   =======       =======       ======          =======       =======
Ratios/Supplemental data:
 Net assets, end of year (000s)    $21,871       $10,427       $9,918          $13,230       $13,496
 Ratio of expenses to average
   net assets..................      0.84 %         0.84%       0.84 %/(1)/      1.13 %        1.24 %
 Ratio of net investment income
   to average net assets.......      4.10 %         2.26%       1.60 %/(2)/      1.36 %        0.45 %
 Portfolio turnover rate/(4)/..         8 %          18 %         36 %             53 %          63 %

--------

/(1)/Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2001 was 0.87%.



/(2)/Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2001 was 1.57%.



/(3)/Based on average shares outstanding throughout the period.



/(4)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



Financial Highlights

Financial Highlights


(For a share outstanding throughout each period)



                                                             iShares MSCI Brazil Index Fund
                                              ------------------------------------------------------
                                                                                           Period from
                                                                                        Jul. 10, 2000/(7)/
                                                                                               to
                                               Year ended    Year ended    Year ended       Aug. 31,
                                              Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001       2000
                                              ------------- ------------- ------------- -----------------
Net asset value, beginning of period.........   $   8.30       $ 11.20       $ 19.25         $ 20.22
                                                --------       -------       -------         -------
Income from investment operations:
  Net investment income/(3)/.................       0.32          0.38          0.68            0.02
  Net realized and unrealized gain (loss)....       3.68         (3.28)        (8.09)          (0.63)
                                                --------       -------       -------         -------
     Total from investment operations........       4.00         (2.90)        (7.41)          (0.61)
                                                --------       -------       -------         -------
Less distributions from:
  Net investment income......................      (0.11)            -         (0.56)          (0.02)
  Net realized gain..........................          -             -             -           (0.34)
  Return of capital..........................          -             -         (0.08)              -
                                                --------       -------       -------         -------
     Total distributions.....................      (0.11)            -         (0.64)          (0.36)
                                                --------       -------       -------         -------
Net asset value, end of period...............   $  12.19       $  8.30       $ 11.20         $ 19.25
                                                ========       =======       =======         =======
Total return.................................      48.85%       (25.89)%      (38.52)%         (2.97)%/(5)/
                                                ========       =======       =======         =======
Ratios/Supplemental data:
  Net assets, end of period (000s)...........   $103,035       $83,788       $14,004         $18,283
  Ratio of expenses to average net
   assets/(6)/...............................      0.99 %        0.99 %         0.99%           0.99%/(1)/
  Ratio of net investment income to
   average net assets/(6)/...................      3.59 %        3.50 %         4.44%           0.77%/(2)/
  Portfolio turnover rate/(4)/...............        85 %         103 %           43%            64 %

--------

/(1)/Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 1.40%.



/(2)/Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 0.37%.



/(3)/Based on average shares outstanding throughout the period.



/(4)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



/(5)/Not annualized.



/(6)/Annualized for periods of less than one year.



/(7)/Commencement of operations.



                                                                      i  Shares

Financial Highlights


(For a share outstanding throughout each period)



                                                     iShares MSCI Canada Index Fund
                                -----------------------------------------------------------------------
                                 Year ended    Year ended    Year ended    Year ended       Year ended
                                Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001 Aug. 31, 2000    Aug. 31, 1999
                                ------------- ------------- ------------- -------------    -------------
Net asset value, beginning
  of year......................   $   9.49       $ 10.70       $ 16.94       $ 13.22          $ 9.90
                                  --------       -------       -------       -------          ------
Income from
  investment operations:
 Net investment income/(3)/....       0.10          0.07          0.05          0.70            0.07
 Net realized and unrealized
   gain (loss).................       2.69         (1.27)        (5.92)         8.08            3.87
                                  --------       -------       -------       -------          ------
     Total from
       investment operations...       2.79         (1.20)        (5.87)         8.78            3.94
                                  --------       -------       -------       -------          ------
Less distributions from:
 Net investment income.........      (0.03)        (0.01)        (0.02)        (0.55)          (0.09)
 Net realized gain.............          -             -         (0.31)        (4.39)          (0.53)
 Return of capital.............          -             -         (0.04)        (0.12)              -
                                  --------       -------       -------       -------          ------
     Total distributions.......      (0.03)        (0.01)        (0.37)        (5.06)          (0.62)
                                  --------       -------       -------       -------          ------
Net asset value, end of year...   $  12.25       $  9.49       $ 10.70       $ 16.94          $13.22
                                  ========       =======       =======       =======          ======
Total return...................      29.47%       (11.23)%      (34.95)%       67.21%          39.71%
                                  ========       =======       =======       =======          ======
Ratios/Supplemental data:
 Net assets, end of year (000s)   $503,407       $66,420       $28,889       $22,028          $9,253
 Ratio of expenses to average
   net assets..................       0.84%        0.84 %         0.84%         1.17%/(1)/     1.23 %
 Ratio of net investment income
   to average net assets.......       0.98%        0.70 %         0.44%         4.07%/(2)/     0.53 %
 Portfolio turnover rate/(4)/..         10%           5 %          63 %          64 %            12 %

--------

/(1)/Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 1.19%.



/(2)/Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 4.05%.



/(3)/Based on average shares outstanding throughout the period.



/(4)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



Financial Highlights

Financial Highlights


(For a share outstanding throughout each period)



                                                                               iShares MSCI
                                                                                 Emerging
                                                                                 Markets
                                                                                Index Fund
                                                                             ----------------
                                                                               Period from
                                                                             Apr. 7, 2003/(5)/
                                                                                    to
                                                                              Aug. 31, 2003
                                                                             ----------------
Net asset value, beginning of period........................................     $ 101.25
                                                                                 --------
Income from investment operations:
 Net investment income/(1)/.................................................         0.78
 Net realized and unrealized gain...........................................        33.35
                                                                                 --------
     Total from investment operations.......................................        34.13
                                                                                 --------
Net asset value, end of period..............................................     $ 135.38
                                                                                 ========
Total return/(2)/...........................................................        33.72%
                                                                                 ========
Ratios/Supplemental data:
 Net assets, end of period (000s)...........................................     $297,846
 Ratio of expenses to average net assets/(3)/...............................         0.78%
 Ratio of expenses to average net assets exclusive of foreign taxes on stock
   dividends/(3)/...........................................................         0.72%
 Ratio of net investment income to average net assets/(3)/..................        1.58 %
 Portfolio turnover rate/(4)/...............................................           10%

--------

/(1)/Based on average shares outstanding throughout the period.



/(2)/Not annualized.



/(3)/Annualized for periods of less than one year.



/(4)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



/(5)/Commencement of operations.



                                                                      i  Shares

Financial Highlights


(For a share outstanding throughout each period)



                                                               iShares MSCI EMU Index Fund
                                              ------------------------------------------------------
                                                                                           Period from
                                                                                        Jul. 25, 2000/(8)/
                                               Year ended    Year ended    Year ended          to
                                              Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001   Aug. 31, 2000
                                              ------------- ------------- ------------- -----------------
Net asset value, beginning of period.........   $  46.02      $  56.74       $ 76.02         $ 80.72
                                                --------      --------       -------         -------
Income from investment operations:
 Net investment income (loss)/(3)/...........       0.93          0.75          0.72           (0.00)/(5)/
 Net realized and unrealized gain (loss).....       3.62        (11.47)       (19.32)          (4.70)
                                                --------      --------       -------         -------
     Total from investment operations........       4.55        (10.72)       (18.60)          (4.70)
                                                --------      --------       -------         -------
Less distributions from:
 Net investment income.......................      (0.45)            -         (0.42)              -
 Return of capital...........................          -             -         (0.26)              -
                                                --------      --------       -------         -------
     Total distributions.....................      (0.45)            -         (0.68)              -
                                                --------      --------       -------         -------
Net asset value, end of period...............   $  50.12      $  46.02       $ 56.74         $ 76.02
                                                ========      ========       =======         =======
Total return.................................      10.05%       (18.89)%      (24.51)%         (5.82)%/(6)/
                                                ========      ========       =======         =======
Ratios/Supplemental data:
 Net assets, end of period (000s)............   $165,388      $131,168       $90,779         $41,811
 Ratio of expenses to average net assets/(7)/      0.84 %        0.84 %        0.84 %           0.84%/(1)/
 Ratio of net investment income to average
   net assets/(7)/...........................      2.08 %        1.44 %        1.13 %           0.03%/(2)/
 Portfolio turnover rate/(4)/................         7 %           3 %          24 %             0 %

--------

/(1)/Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 1.57%.



/(2)/Ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was (0.70)%.



/(3)/Based on average shares outstanding throughout the period.



/(4)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



/(5)/Rounds to less than $0.01.



/(6)/Not annualized.



/(7)/Annualized for periods of less than one year.



/(8)/Commencement of operations.



Financial Highlights

Financial Highlights


(For a share outstanding throughout each period)



                                                              iShares MSCI France Index Fund
                                         -----------------------------------------------------------------------
                                          Year ended    Year ended    Year ended       Year ended    Year ended
                                         Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001    Aug. 31, 2000 Aug. 31, 1999
                                         ------------- ------------- -------------    ------------- -------------
Net asset value, beginning of year......    $ 15.52       $ 19.53       $ 26.41          $ 22.90       $ 19.13
                                            -------       -------       -------          -------       -------
Income from investment operations:
  Net investment income/(1)/............       0.23          0.18          0.06             0.10          0.14
  Net realized and unrealized gain
   (loss)...............................       1.33         (4.19)        (6.89)            5.21          3.88
                                            -------       -------       -------          -------       -------
     Total from investment operations...       1.56         (4.01)        (6.83)            5.31          4.02
                                            -------       -------       -------          -------       -------
Less distributions from:
  Net investment income.................      (0.18)            -         (0.04)           (0.11)        (0.12)
  Net realized gain.....................          -             -         (0.00)/(3)/      (1.67)        (0.05)
  Return of capital.....................          -             -         (0.01)           (0.02)        (0.08)
                                            -------       -------       -------          -------       -------
     Total distributions................      (0.18)            -         (0.05)           (1.80)        (0.25)
                                            -------       -------       -------          -------       -------
Net asset value, end of year............    $ 16.90       $ 15.52       $ 19.53          $ 26.41       $ 22.90
                                            =======       =======       =======          =======       =======
Total return............................      10.22%       (20.53)%      (25.86)%         23.45 %       21.01 %
                                            =======       =======       =======          =======       =======
Ratios/Supplemental data:
  Net assets, end of year (000s)........    $54,075       $49,674       $58,602          $95,116       $77,885
  Ratio of expenses to average net
   assets...............................      0.84 %        0.84 %        0.84 %           0.96 %        1.06 %
  Ratio of net investment income to
   average net assets...................      1.56 %        1.00 %        0.28 %           0.36 %        0.67 %
  Portfolio turnover rate/(2)/..........         9 %           3 %          14 %             17 %           0 %

--------

/(1)/Based on average shares outstanding throughout the period.



/(2)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



/(3)/Rounds to less than $0.01.



                                                                      i  Shares

Financial Highlights
(For a share outstanding throughout each period)


                                                                  iShares MSCI Germany Index Fund
                                              -----------------------------------------------------------------------
                                               Year ended    Year ended    Year ended       Year ended    Year ended
                                              Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001    Aug. 31, 2000 Aug. 31, 1999
                                              ------------- ------------- -------------    ------------- -------------
Net asset value, beginning of year...........   $  12.07       $ 15.19      $  20.46         $  21.17      $  20.25
                                                --------       -------      --------         --------      --------
Income from investment operations:
  Net investment income/(1)/.................       0.21          0.11          0.18             0.18          0.12
  Net realized and unrealized gain (loss)....       0.41         (3.23)        (5.26)            1.64          1.31
                                                --------       -------      --------         --------      --------
     Total from investment operations........       0.62         (3.12)        (5.08)            1.82          1.43
                                                --------       -------      --------         --------      --------
Less distributions from:
  Net investment income......................      (0.12)            -         (0.19)           (0.17)        (0.11)
  Net realized gain..........................          -             -             -            (2.32)        (0.39)
  Return of capital..........................          -             -         (0.00)/(3)/      (0.04)        (0.01)
                                                --------       -------      --------         --------      --------
     Total distributions.....................      (0.12)            -         (0.19)           (2.53)        (0.51)
                                                --------       -------      --------         --------      --------
Net asset value, end of year.................   $  12.57       $ 12.07      $  15.19         $  20.46      $  21.17
                                                ========       =======      ========         ========      ========
Total return.................................       5.39%       (20.54)%      (24.87)%          8.44 %        7.04 %
                                                ========       =======      ========         ========      ========
Ratios/Supplemental data:
  Net assets, end of year (000s).............   $101,800       $94,160      $118,525         $153,487      $101,645
  Ratio of expenses to average net assets....      0.84 %        0.84 %        0.84 %           0.94 %        1.00 %
  Ratio of net investment income to average
   net assets................................      1.98 %        0.77 %        0.99 %           0.73 %        0.57 %
  Portfolio turnover rate/(2)/...............         11%           9 %          20 %             56 %          14 %

--------

/(1)/Based on average shares outstanding throughout the period.



/(2)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



/(3)/Rounds to less than $0.01.



Financial Highlights

Financial Highlights


(For a share outstanding throughout each period)



                                                           iShares MSCI Hong Kong Index Fund
                                         --------------------------------------------------------------------
                                          Year ended    Year ended    Year ended    Year ended    Year ended
                                         Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001 Aug. 31, 2000 Aug. 31, 1999
                                         ------------- ------------- ------------- ------------- -------------
Net asset value, beginning of year......   $   7.99       $  8.93       $ 13.24       $ 11.83       $  6.41
                                           --------       -------       -------       -------       -------
Income from investment operations:
  Net investment income/(1)/............       0.23          0.23          0.23          0.33          0.29
  Net realized and unrealized gain
   (loss)...............................       0.95         (1.11)        (4.30)         1.42          5.49
                                           --------       -------       -------       -------       -------
     Total from investment operations...       1.18         (0.88)        (4.07)         1.75          5.78
                                           --------       -------       -------       -------       -------
Less distributions from:
  Net investment income.................      (0.14)        (0.06)        (0.23)        (0.32)        (0.36)
  Return of capital.....................          -             -         (0.01)        (0.02)            -
                                           --------       -------       -------       -------       -------
     Total distributions................      (0.14)        (0.06)        (0.24)        (0.34)        (0.36)
                                           --------       -------       -------       -------       -------
Net asset value, end of year............   $   9.03       $  7.99       $  8.93       $ 13.24       $ 11.83
                                           ========       =======       =======       =======       =======
Total return............................      15.14%        (9.94)%      (30.88)%      14.73 %        90.51%
                                           ========       =======       =======       =======       =======
Ratios/Supplemental data:
  Net assets, end of year (000s)........   $250,627       $99,502       $52,946       $79,479       $77,200
  Ratio of expenses to average net
   assets...............................      0.84 %        0.84 %        0.84 %        0.94 %        1.01 %
  Ratio of net investment income to
   average net assets...................      3.06 %        2.56 %        2.11 %        2.57 %        2.84 %
  Portfolio turnover rate/(2)/..........        10 %          15 %          43 %          21 %          43 %

--------

/(1)/Based on average shares outstanding throughout the period.



/(2)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



                                                                      i  Shares

Financial Highlights
(For a share outstanding throughout each period)


                                                           iShares MSCI Italy Index Fund
                                      -----------------------------------------------------------------------
                                       Year ended    Year ended    Year ended       Year ended    Year ended
                                      Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001    Aug. 31, 2000 Aug. 31, 1999
                                      ------------- ------------- -------------    ------------- -------------
Net asset value, beginning of year...    $ 15.15       $ 17.79       $ 22.23          $ 21.56       $ 22.89
                                         -------       -------       -------          -------       -------
Income from investment operations:
  Net investment income/(1)/.........       0.43          0.37          0.24             0.39          0.17
  Net realized and unrealized
   gain (loss).......................       1.47         (3.01)        (4.37)            2.51          1.05
                                         -------       -------       -------          -------       -------
     Total from investment
       operations....................       1.90         (2.64)        (4.13)            2.90          1.22
                                         -------       -------       -------          -------       -------
Less distributions from:
  Net investment income..............      (0.38)            -         (0.24)           (0.12)        (0.06)
  Net realized gain..................          -             -         (0.07)           (1.80)        (2.24)
  Return of capital..................          -             -         (0.00)/(3)/      (0.31)        (0.25)
                                         -------       -------       -------          -------       -------
     Total distributions.............      (0.38)            -         (0.31)           (2.23)        (2.55)
                                         -------       -------       -------          -------       -------
Net asset value, end of year.........    $ 16.67       $ 15.15       $ 17.79          $ 22.23       $ 21.56
                                         =======       =======       =======          =======       =======
Total return.........................      12.79%       (14.84)%      (18.61)%          13.35%        5.14 %
                                         =======       =======       =======          =======       =======
Ratios/Supplemental data:
  Net assets, end of year (000s).....    $29,997       $29,538       $34,682          $50,008       $58,224
  Ratio of expenses to average
   net assets........................      0.84 %        0.84 %        0.84 %           0.99 %        1.03 %
  Ratio of net investment income
   to average net assets.............      2.84 %        2.34 %        1.16 %           1.61 %        0.70 %
  Portfolio turnover rate/(2)/.......        22 %          10 %          20 %              40%           8 %

--------
/(1)/Based on average shares outstanding throughout the period.

/(2)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

/(3)/Rounds to less than $0.01.



Financial Highlights

Financial Highlights


(For a share outstanding throughout each period)



                                                             iShares MSCI Japan Index Fund
                                      -------------------------------------------------------------------------
                                        Year ended      Year ended    Year ended    Year ended       Year ended
                                       Aug. 31, 2003   Aug. 31, 2002 Aug. 31, 2001 Aug. 31, 2000    Aug. 31, 1999
                                      -------------    ------------- ------------- -------------    -------------
Net asset value, beginning of year...  $     7.77        $   9.07      $  13.82      $  13.22         $   8.39
                                       ----------        --------      --------      --------         --------
Income from investment operations:
  Net investment income (loss)/(1)/..        0.00/(3)/      (0.01)        (0.01)        (0.05)           (0.03)
  Net realized and unrealized gain
   (loss)............................        0.52           (1.29)        (4.74)         1.21             4.91
                                       ----------        --------      --------      --------         --------
     Total
       from investment operations....        0.52           (1.30)        (4.75)         1.16             4.88
                                       ----------        --------      --------      --------         --------
Less distributions from:
  Net investment income..............           -               -             -         (0.00)/(3)/      (0.04)
  Net realized gain..................           -               -             -         (0.53)               -
  Return of capital..................           -               -             -         (0.03)           (0.01)
                                       ----------        --------      --------      --------         --------
     Total distributions.............           -               -             -         (0.56)           (0.05)
                                       ----------        --------      --------      --------         --------
Net asset value, end of year.........  $     8.29        $   7.77      $   9.07      $  13.82         $  13.22
                                       ==========        ========      ========      ========         ========
Total return.........................        6.69%         (14.33)%      (34.37)%       8.75 %           58.14%
                                       ==========        ========      ========      ========         ========
Ratios/Supplemental data:
  Net assets, end of year (000s).....  $1,726,855        $666,376      $527,899      $787,790         $713,653
  Ratio of expenses to average net
   assets............................       0.84 %          0.84 %         0.84%        0.88 %           0.94 %
  Ratio of net investment income
   (loss) to average net assets......        0.03%          (0.12)%       (0.11)%       (0.32)%          (0.27)%
  Portfolio turnover rate/(2)/.......          2 %             2 %          21 %          22 %              0 %

--------

/(1)/Based on average shares outstanding throughout the period.



/(2)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



/(3)/Rounds to less than $0.01.



                                                                      i  Shares

Financial Highlights
(For a share outstanding throughout each period)


                                                              iShares MSCI Malaysia Index Fund
                                         --------------------------------------------------------------------------
                                          Year ended    Year ended    Year ended       Year ended       Year ended
                                         Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001    Aug. 31, 2000    Aug. 31, 1999
                                         ------------- ------------- -------------    -------------    -------------
Net asset value, beginning of year......    $  5.68       $  5.11       $  5.96          $  5.59          $  2.11
                                            -------       -------       -------          -------          -------
Income from investment operations:
  Net investment income/(1)/............       0.10          0.08          0.06             0.05             0.01
  Net realized and unrealized gain
   (loss)...............................       0.30          0.52         (0.85)            0.37             3.67
                                            -------       -------       -------          -------          -------
     Total from investment operations...       0.40          0.60         (0.79)            0.42             3.68
                                            -------       -------       -------          -------          -------
Less distributions from:
  Net investment income.................      (0.09)        (0.03)        (0.06)           (0.05)           (0.01)
  Return of capital.....................          -             -         (0.00)/(3)/      (0.00)/(3)/      (0.19)
                                            -------       -------       -------          -------          -------
     Total distributions................      (0.09)        (0.03)        (0.06)           (0.05)           (0.20)
                                            -------       -------       -------          -------          -------
Net asset value, end of year............    $  5.99       $  5.68       $  5.11          $  5.96          $  5.59
                                            =======       =======       =======          =======          =======
Total return............................      7.39 %        11.82%       (13.22)%           7.57%          185.81%
                                            =======       =======       =======          =======          =======
Ratios/Supplemental data:
  Net assets, end of year (000s)........    $99,730       $93,262       $80,877          $99,206          $95,251
  Ratio of expenses to average net
   assets...............................      0.84 %        0.84 %        0.84 %           0.96 %           1.43 %
  Ratio of net investment income to
   average net assets...................      1.91 %        1.53 %        1.19 %           0.81 %           0.33 %
  Portfolio turnover rate/(2)/..........        35 %          37 %          37 %             18 %              7 %

--------

/(1)/Based on average shares outstanding throughout the period.



/(2)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



/(3)/Rounds to less than $0.01.



Financial Highlights

Financial Highlights


(For a share outstanding throughout each period)



                                                           iShares MSCI Mexico Index Fund
                                      -----------------------------------------------------------------------
                                       Year ended    Year ended    Year ended    Year ended       Year ended
                                      Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001 Aug. 31, 2000    Aug. 31, 1999
                                      ------------- ------------- ------------- -------------    -------------
Net asset value, beginning of year...    $ 13.65       $ 15.35       $ 16.72       $ 13.39          $  8.11
                                         -------       -------       -------       -------          -------
Income from investment operations:
  Net investment income/(3)/.........       0.19          0.32          0.17          0.06             0.06
  Net realized and unrealized gain
   (loss)............................       1.72         (1.95)        (1.36)         3.69             5.36
                                         -------       -------       -------       -------          -------
     Total
       from investment operations....       1.91         (1.63)        (1.19)         3.75             5.42
                                         -------       -------       -------       -------          -------
Less distributions from:
  Net investment income..............      (0.52)        (0.07)        (0.15)            -            (0.07)
  Net realized gain..................          -             -         (0.03)        (0.42)           (0.01)
  Return of capital..................          -             -             -             -            (0.06)
                                         -------       -------       -------       -------          -------
     Total distributions.............      (0.52)        (0.07)        (0.18)        (0.42)           (0.14)
                                         -------       -------       -------       -------          -------
Net asset value, end of year.........    $ 15.04       $ 13.65       $ 15.35       $ 16.72          $ 13.39
                                         =======       =======       =======       =======          =======
Total return.........................      14.60%       (10.67)%       (7.02)%      28.20 %          66.92 %
                                         =======       =======       =======       =======          =======
Ratios/Supplemental data:
  Net assets, end of year (000s).....    $60,155       $70,994       $46,056       $40,127          $21,430
  Ratio of expenses to average net
   assets............................      0.84 %        0.84 %        0.84 %        1.04 %/(1)/      1.26 %
  Ratio of net investment income
   to average net assets.............      1.43 %        2.05 %        1.12 %        0.35 %/(2)/      0.52 %
  Portfolio turnover rate/(4)/.......        13 %           8 %          34 %          24 %             18 %

--------

/(1)/Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 1.04%.



/(2)/Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 0.35%.



/(3)/Based on average shares outstanding throughout the period.



/(4)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



                                                                      i  Shares

Financial Highlights


(For a share outstanding throughout each period)



                                                       iShares MSCI Netherlands Index Fund
                                      --------------------------------------------------------------------
                                       Year ended    Year ended    Year ended    Year ended    Year ended
                                      Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001 Aug. 31, 2000 Aug. 31, 1999
                                      ------------- ------------- ------------- ------------- -------------
Net asset value, beginning of year...    $ 14.69       $ 18.59       $ 23.53       $ 23.45       $ 23.50
                                         -------       -------       -------       -------       -------
Income from investment operations:
  Net investment income/(1)/.........       0.30          0.25          0.28          0.13          0.53
  Net realized and unrealized gain
   (loss)............................      (0.43)        (4.11)        (4.94)         0.18          1.60
                                         -------       -------       -------       -------       -------
     Total
       from investment operations....      (0.13)        (3.86)        (4.66)         0.31          2.13
                                         -------       -------       -------       -------       -------
Less distributions from:
  Net investment income..............      (0.25)        (0.04)        (0.28)        (0.08)        (0.44)
  Net realized gain..................          -             -             -         (0.11)        (1.66)
  Return of capital..................          -             -             -         (0.04)        (0.08)
                                         -------       -------       -------       -------       -------
     Total distributions.............      (0.25)        (0.04)        (0.28)        (0.23)        (2.18)
                                         -------       -------       -------       -------       -------
Net asset value, end of year.........    $ 14.31       $ 14.69       $ 18.59       $ 23.53       $ 23.45
                                         =======       =======       =======       =======       =======
Total return.........................      (0.78)%      (20.79)%      (19.83)%       1.28 %        8.98 %
                                         =======       =======       =======       =======       =======
Ratios/Supplemental data:
  Net assets, end of year (000s).....    $18,599       $19,103       $24,184       $30,613       $31,685
  Ratio of expenses to average net
   assets............................      0.84 %        0.84 %        0.84 %        1.03 %        1.07 %
  Ratio of net investment income
   to average net assets.............      2.37 %        1.48 %        1.34 %        0.53 %        2.20 %
  Portfolio turnover rate/(2)/.......        18 %          15 %          35 %          22 %          32 %

--------

/(1)/Based on average shares outstanding throughout the period.



/(2)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.




Financial Highlights

Financial Highlights
(For a share outstanding throughout each period)


                                                            iShares MSCI Pacific ex-Japan
                                                                      Index Fund
                                                           --------------------------
                                                                            Period from
                                                                         Oct. 25, 2001/(5)/
                                                            Year ended          to
                                                           Aug. 31, 2003   Aug. 31, 2002
                                                           ------------- -----------------
Net asset value, beginning of period......................   $  52.51        $  50.03
                                                             --------        --------
Income from investment operations:
 Net investment income/(1)/...............................       1.87            1.35
 Net realized and unrealized gain.........................       8.53            1.40
                                                             --------        --------
     Total from investment operations.....................      10.40            2.75
                                                             --------        --------
Less distributions from:
 Net investment income....................................      (0.88)          (0.27)
                                                             --------        --------
     Total distributions..................................      (0.88)          (0.27)
                                                             --------        --------
Net asset value, end of period............................   $  62.03        $  52.51
                                                             ========        ========
Total return..............................................      20.15%           5.51%/(3)/
                                                             ========        ========
Ratios/Supplemental data:
 Net assets, end of period (000s).........................   $223,298        $105,029
 Ratio of expenses to average net assets/(4)/.............       0.50%           0.50%
 Ratio of net investment income to average net assets/(4)/       3.47%           2.87%
 Portfolio turnover rate/(2)/.............................          8%              5%

--------
/(1)/Based on average shares outstanding throughout the period.

/(2)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

/(3)/Not annualized.

/(4)/Annualized for periods of less than one year.

/(5)/Commencement of operations.


                                                                      i  Shares

Financial Highlights


(For a share outstanding throughout each period)



                                                                iShares MSCI Singapore Index Fund
                                              --------------------------------------------------------------------
                                               Year ended    Year ended    Year ended    Year ended    Year ended
                                              Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001 Aug. 31, 2000 Aug. 31, 1999
                                              ------------- ------------- ------------- ------------- -------------
Net asset value, beginning of year...........   $   5.01       $  5.34       $  7.58       $  7.93      $   3.30
                                                --------       -------       -------       -------      --------
Income from investment operations:
  Net investment income/(1)/.................       0.12          0.07          0.07          0.13          0.05
  Net realized and unrealized gain (loss)....       0.33         (0.36)        (2.16)        (0.21)         4.70
                                                --------       -------       -------       -------      --------
     Total from investment operations........       0.45         (0.29)        (2.09)        (0.08)         4.75
                                                --------       -------       -------       -------      --------
Less distributions from:
  Net investment income......................      (0.08)        (0.04)        (0.07)        (0.11)        (0.11)
  Net realized gain..........................          -             -         (0.06)        (0.14)            -
  Return of capital..........................          -             -         (0.02)        (0.02)        (0.01)
                                                --------       -------       -------       -------      --------
     Total distributions.....................      (0.08)        (0.04)        (0.15)        (0.27)        (0.12)
                                                --------       -------       -------       -------      --------
Net asset value, end of year.................   $   5.38       $  5.01       $  5.34       $  7.58      $   7.93
                                                ========       =======       =======       =======      ========
Total return.................................       9.30%        (5.42)%      (27.89)%       (1.29)%      144.52%
                                                ========       =======       =======       =======      ========
Ratios/Supplemental data:
  Net assets, end of year (000s).............   $108,202       $88,126       $73,704       $88,719      $113,438
  Ratio of expenses to average net assets....      0.84 %        0.84 %        0.84 %        0.94 %        0.97 %
  Ratio of net investment income to average
   net assets................................      2.67 %        1.44 %        1.15 %        1.60 %        0.76 %
  Portfolio turnover rate/(2)/...............         14%           9 %          32 %          52 %          25 %

--------

/(1)/Based on average shares outstanding throughout the period.



/(2)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.




Financial Highlights

Financial Highlights


(For a share outstanding throughout each period)



                            iShares MSCI South Africa Index Fund
                               ------------------------------------
                                                    Period from
                                                  Feb. 3, 2003/(5)/
                                                         to
                                                   Aug. 31, 2003
                                                  ----------------
            Net asset value, beginning of
              period.............................     $ 38.72
                                                      -------
            Income from investment operations:
              Net investment income/(1)/.........        0.89
              Net realized and unrealized gain...        7.20
                                                      -------
                 Total from investment
                   operations....................        8.09
                                                      -------
            Net asset value, end of period.......     $ 46.81
                                                      =======
            Total return/(2)/....................       20.89%
                                                      =======
            Ratios/Supplemental data:
              Net assets, end of period (000s)...     $81,914
              Ratio of expenses to average net
               assets/(3)/.......................        0.99%
              Ratio of net investment income
               to average net assets/(3)/........        3.86%
              Portfolio turnover rate/(4)/.......         17 %

--------

/(1)/Based on average shares outstanding throughout the period.



/(2)/Not annualized.



/(3)/Annualized for periods of less than one year.



/(4)/Excludes portfolio securities received or delivered as a result of processing, capital share transactions in Creation Units.



/(5)/Commencement of operations.



                                                                      i  Shares

Financial Highlights


(For a share outstanding throughout each period)



                                                    iShares MSCI South Korea Index Fund
                                      --------------------------------------------------------
                                                                                     Period from
                                                                                   May 9, 2000/(8)/
                                       Year ended    Year ended       Year ended         to
                                      Aug. 31, 2003 Aug. 31, 2002    Aug. 31, 2001  Aug. 31, 2000
                                      ------------- -------------    ------------- ---------------
Net asset value, beginning of
  period.............................   $  21.17       $ 13.25          $ 18.16        $ 20.36
                                        --------       -------          -------        -------
Income from investment operations:
  Net investment income (loss)/(3)/..       0.19         (0.00)/(5)/       0.09          (0.04)
  Net realized and unrealized gain
   (loss)............................       1.70          7.92            (4.90)         (2.16)
                                        --------       -------          -------        -------
     Total from investment
       operations....................       1.89          7.92            (4.81)         (2.20)
                                        --------       -------          -------        -------
Less distributions from:
  Net investment income..............          -             -            (0.03)             -
  Return of capital..................          -             -            (0.07)             -
                                        --------       -------          -------        -------
     Total distributions.............          -             -            (0.10)             -
                                        --------       -------          -------        -------
Net asset value, end of period.......   $  23.06       $ 21.17          $ 13.25        $ 18.16
                                        ========       =======          =======        =======
Total return.........................      8.93 %        59.77%          (26.49)%       (10.81)%/(6)/
                                        ========       =======          =======        =======
Ratios/Supplemental data:
  Net assets, end of period (000s)...   $154,486       $96,336          $37,767        $13,622
  Ratio of expenses to average net
   assets/(7)/.......................      0.99 %        1.00 %           1.01 %          0.99%/(1)/
  Ratio of expenses to average net
   assets exclusive of foreign
   taxes on stock dividends/(7)/.....      0.99 %        0.99 %           0.99 %         0.99 %
  Ratio of net investment income
   (loss) to average net
   assets/(7)/.......................       0.98%        (0.01)%          0.64 %         (0.63)%/(2)/
  Portfolio turnover rate/(4)/.......        39 %          25 %             39 %           55 %

--------

/(1)/Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 1.38%.



/(2)/Ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was (1.02)%.



/(3)/Based on average shares outstanding throughout the period.



/(4)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



/(5)/Rounds to less than $0.01.



/(6)/Not annualized.



/(7)/Annualized for periods of less than one year.



/(8)/Commencement of operations.




Financial Highlights

Financial Highlights


(For a share outstanding throughout each period)



                                                           iShares MSCI Spain Index Fund
                                      -----------------------------------------------------------------------
                                       Year ended    Year ended    Year ended       Year ended    Year ended
                                      Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001    Aug. 31, 2000 Aug. 31, 1999
                                      ------------- ------------- -------------    ------------- -------------
Net asset value, beginning of year...    $ 17.95       $ 21.33       $ 24.19          $ 25.59       $ 23.84
                                         -------       -------       -------          -------       -------
Income from investment operations:
  Net investment income/(1)/.........       0.24          0.17          0.19             0.15          0.09
  Net realized and unrealized gain
   (loss)............................       4.36         (3.55)        (2.89)           (0.60)         3.14
                                         -------       -------       -------          -------       -------
     Total from investment
       operations....................       4.60         (3.38)        (2.70)           (0.45)         3.23
                                         -------       -------       -------          -------       -------
Less distributions from:
  Net investment income..............      (0.16)            -         (0.16)           (0.14)        (0.09)
  Net realized gain..................          -             -             -            (0.80)        (1.35)
  Return of capital..................          -             -         (0.00)/(3)/      (0.01)        (0.04)
                                         -------       -------       -------          -------       -------
     Total distributions.............      (0.16)            -         (0.16)           (0.95)        (1.48)
                                         -------       -------       -------          -------       -------
Net asset value, end of year.........    $ 22.39       $ 17.95       $ 21.33          $ 24.19       $ 25.59
                                         =======       =======       =======          =======       =======
Total return.........................      25.81%       (15.85)%      (11.17)%          (1.81)%      13.39 %
                                         =======       =======       =======          =======       =======
Ratios/Supplemental data:
  Net assets, end of year (000s).....    $50,372       $18,850       $27,198          $39,913       $36,469
  Ratio of expenses to
   averages net assets...............      0.84 %        0.84 %        0.84 %           0.99 %        1.04 %
  Ratio of net investment income
   to average net assets.............      1.22 %        0.85 %        0.82 %           0.57 %        0.31 %
  Portfolio turnover rate/(2)/.......        17 %          14 %          26 %             39 %          17 %

--------

/(1)/Based on average shares outstanding throughout the period.



/(2)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



/(3)/Rounds to less than $0.01.



                                                                      i  Shares

Financial Highlights


(For a share outstanding throughout each period)



                                                              iShares MSCI Sweden Index Fund
                                         -----------------------------------------------------------------------
                                          Year ended    Year ended    Year ended       Year ended    Year ended
                                         Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001    Aug. 31, 2000 Aug. 31, 1999
                                         ------------- ------------- -------------    ------------- -------------
Net asset value, beginning of year......    $  9.88       $ 12.88       $ 24.38          $ 22.26       $ 18.39
                                            -------       -------       -------          -------       -------
Income from investment operations:
  Net investment income/(1)/............       0.25          0.12          0.07             0.14          0.10
  Net realized and unrealized gain
   (loss)...............................       2.58         (3.12)       (11.52)            8.38          4.52
                                            -------       -------       -------          -------       -------
     Total from investment operations...       2.83         (3.00)       (11.45)            8.52          4.62
                                            -------       -------       -------          -------       -------
Less distributions from:
  Net investment income.................      (0.12)            -         (0.05)           (0.14)        (0.10)
  Net realized gain.....................          -             -             -            (6.22)        (0.63)
  Return of capital.....................          -             -         (0.00)/(3)/      (0.04)        (0.02)
                                            -------       -------       -------          -------       -------
     Total distributions................      (0.12)            -         (0.05)           (6.40)        (0.75)
                                            -------       -------       -------          -------       -------
Net asset value, end of year............    $ 12.59       $  9.88       $ 12.88          $ 24.38       $ 22.26
                                            =======       =======       =======          =======       =======
Total return............................      29.04%       (23.29)%      (46.99)%         39.15 %       25.09 %
                                            =======       =======       =======          =======       =======
Ratios/Supplemental data:
  Net assets, end of year (000s)........    $16,992       $ 8,154       $10,630          $23,774       $20,034
  Ratio of expenses to average net
   assets...............................      0.84 %        0.84 %        0.84 %           1.03 %        1.13 %
  Ratio of net investment income to
   average net assets...................      2.44 %        0.98 %        0.40 %           0.46 %        0.49 %
  Portfolio turnover rate/(2)/..........        12 %          31 %          43 %             90 %          33 %

--------

/(1)/Based on average shares outstanding throughout the period.



/(2)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



/(3)/Rounds to less than $0.01.



Financial Highlights

Financial Highlights


(For a share outstanding throughout each period)



                                                 iShares MSCI Switzerland Index Fund
                                --------------------------------------------------------------------
                                 Year ended    Year ended    Year ended    Year ended    Year ended
                                Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001 Aug. 31, 2000 Aug. 31, 1999
                                ------------- ------------- ------------- ------------- -------------
Net asset value, beginning
  of year......................    $ 11.59       $ 12.95       $ 15.54       $ 15.39       $ 15.55
                                   -------       -------       -------       -------       -------
Income from
  investment operations:
 Net investment income/(1)/....       0.05          0.03          0.04          0.04          0.04
 Net realized and unrealized
   gain (loss).................       0.62         (1.38)        (2.54)         0.27          0.19
                                   -------       -------       -------       -------       -------
     Total from
       investment operations...       0.67         (1.35)        (2.50)         0.31          0.23
                                   -------       -------       -------       -------       -------
Less distributions from:
 Net investment income.........      (0.03)        (0.01)        (0.05)        (0.04)        (0.07)
 Net realized gain.............          -             -         (0.04)        (0.11)        (0.31)
 Return of capital.............          -             -             -         (0.01)        (0.01)
                                   -------       -------       -------       -------       -------
     Total distributions.......      (0.03)        (0.01)        (0.09)        (0.16)        (0.39)
                                   -------       -------       -------       -------       -------
Net asset value, end of year...    $ 12.23       $ 11.59       $ 12.95       $ 15.54       $ 15.39
                                   =======       =======       =======       =======       =======
Total return...................       5.89%       (10.47)%      (16.08)%       1.96 %        1.47 %
                                   =======       =======       =======       =======       =======
Ratios/Supplemental data:
 Net assets, end of year (000s)    $33,643       $31,883       $32,384       $44,685       $38,499
 Ratio of expenses to average
   net assets..................      0.84 %        0.84 %        0.84 %        1.01 %        1.09 %
 Ratio of net investment income
   to average net assets.......      0.43 %        0.20 %        0.29 %        0.23 %        0.24 %
 Portfolio turnover rate/(2)/..        10 %          12 %          34 %          35 %          35 %

--------

/(1)/Based on average shares outstanding throughout the period.



/(2)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



                                                                      i  Shares

Financial Highlights


(For a share outstanding throughout each period)



                                                            iShares MSCI Taiwan Index Fund
                                             ------------------------------------------------------
                                                                                          Period from
                                                                                       Jun. 20, 2000/(7)/
                                              Year ended    Year ended    Year ended          to
                                             Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001   Aug. 31, 2000
                                             ------------- ------------- ------------- -----------------
Net asset value, beginning of period........   $   8.82      $   9.01      $  16.41         $ 19.59
                                               --------      --------      --------         -------
Income from investment operations:
   Net investment income (loss)/(3)/........       0.04         (0.03)        (0.03)          (0.01)
   Net realized and unrealized gain (loss)..       1.93         (0.16)        (7.37)          (2.31)
                                               --------      --------      --------         -------
     Total from investment operations.......       1.97         (0.19)        (7.40)          (2.32)
                                               --------      --------      --------         -------
Less distributions from:
   Net investment income....................          -             -             -           (0.32)
   Net realized gain........................          -             -             -           (0.10)
   Return of capital........................          -             -             -           (0.44)
                                               --------      --------      --------         -------
     Total distributions....................          -             -             -           (0.86)
                                               --------      --------      --------         -------
Net asset value, end of period..............   $  10.79      $   8.82      $   9.01         $ 16.41
                                               ========      ========      ========         =======
Total return................................      22.45%        (2.11)%      (45.09)%        (12.10)%/(5)/
                                               ========      ========      ========         =======
Ratios/Supplemental data:
   Net assets, end of period (000s).........   $234,727      $142,043      $110,786         $42,667
   Ratio of expenses to average
     net assets/(6)/........................      1.31 %        1.33 %        1.60 %           1.56%/(1)/
   Ratio of expenses to average net assets
     exclusive of foreign taxes on
     stock dividends/(6)/...................      0.99 %        0.99 %        0.99 %          0.99 %
   Ratio of net investment income (loss) to
     average net assets/(6)/................       0.43%        (0.28)%       (0.23)%         (0.28)%/(2)/
   Portfolio turnover rate/(4)/.............        15 %          11 %          30 %            52 %

--------

/(1)/Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 2.16%.



/(2)/Ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was (0.89)%.



/(3)/Based on average shares outstanding throughout the period.



/(4)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



/(5)/Not annualized.



/(6)/Annualized for periods of less than one year.



/(7)/Commencement of operations.



Financial Highlights

Financial Highlights


(For a share outstanding throughout each period)



                                                  iShares MSCI United Kingdom Index Fund
                                   --------------------------------------------------------------------
                                    Year ended    Year ended    Year ended    Year ended    Year ended
                                   Aug. 31, 2003 Aug. 31, 2002 Aug. 31, 2001 Aug. 31, 2000 Aug. 31, 1999
                                   ------------- ------------- ------------- ------------- -------------
Net asset value, beginning
  of year.........................   $  12.77      $  15.11      $  18.35      $  20.25      $  18.48
                                     --------      --------      --------      --------      --------
Income from
  investment operations:
   Net investment income/(1)/.....       0.39          0.48          0.26          0.27          0.44
   Net realized and unrealized
     gain (loss)..................       0.12         (2.60)        (3.23)        (0.85)         2.40
                                     --------      --------      --------      --------      --------
     Total from
       investment operations......       0.51         (2.12)        (2.97)        (0.58)         2.84
                                     --------      --------      --------      --------      --------
Less distributions from:
   Net investment income..........      (0.28)        (0.22)        (0.25)        (0.25)        (0.37)
   Net realized gain..............          -             -         (0.02)        (1.03)        (0.62)
   Return of capital..............          -             -             -         (0.04)        (0.08)
                                     --------      --------      --------      --------      --------
     Total distributions..........      (0.28)        (0.22)        (0.27)        (1.32)        (1.07)
                                     --------      --------      --------      --------      --------
Net asset value, end of year......   $  13.00      $  12.77      $  15.11      $  18.35      $  20.25
                                     ========      ========      ========      ========      ========
Total return......................       4.20%       (14.19)%      (16.20)%       (3.00)%      15.33 %
                                     ========      ========      ========      ========      ========
Ratios/Supplemental data:
   Net assets, end of year (000s).   $150,809      $120,067      $117,883      $146,803      $113,402
   Ratio of expenses to average
     net assets...................      0.84 %        0.84 %        0.84 %        0.94 %        0.97 %
   Ratio of net investment income
     to average net assets........      3.23 %        3.39 %        1.57 %        1.39 %        2.16 %
   Portfolio turnover rate/(2)/...         6 %          14 %          30 %          33 %          13 %

--------

/(1)/Based on average shares outstanding throughout the period.



/(2)/Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.



                                                                      i  Shares

Index Provider


MSCI is a leading provider of global indices and benchmark-related products and services to investors worldwide. It is headquartered in New York, and conducts business worldwide with operations in Geneva, London, Hong Kong, Tokyo, Singapore, Sydney, Frankfurt, Milan, Paris, Princeton and San Francisco. Morgan Stanley, a global financial services firm and a market leader in securities, asset management, and credit services, is the majority shareholder of MSCI, and The Capital Group Companies, Inc., a global investment management group, is the minority shareholder. MSCI is not affiliated with iShares, Inc., BGI, BGFA, Investors Bank, the Distributor or the AMEX.


BGI has entered into a license agreement with MSCI to use the Underlying Indices. BGI is sub-licensing rights in the Underlying Indices to iShares, Inc. at no charge.


Index Provider

Disclaimers




The iShares Funds are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices makes any representation or warranty, express or implied, to the owners of the iShares Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares Funds particularly or the ability of the MSCI Indices to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indices, which are determined, composed and calculated by MSCI without regard to BGI, BGFA or the iShares Funds. MSCI has no obligation to take the needs of BGI, BGFA or the owners of the iShares Funds into consideration in determining, composing or calculating the MSCI Indices. MSCI is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Funds or the timing of the issuance or sale of such shares. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices has any obligation or liability to owners of the iShares Funds in connection with the administration of the iShares Funds, or the marketing or trading of shares of the iShares Funds. Although MSCI obtains information for inclusion in or for use in the calculation of the MSCI Indices from sources which MSCI considers reliable, neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices guarantees the accuracy and or the completeness of the MSCI Indices or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices makes any warranty, express or implied, as to results to be obtained by BGI, BGFA, the owners of the iShares Funds, or any other person or entity from the use of the MSCI indices or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indices or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indices or any data included therein. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any other party involved in making or compiling the MSCI Indices have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.



No purchaser, seller or holder of the iShares Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.



iShares are not sponsored, endorsed or promoted by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the iShares Funds or any member of the public regarding the ability of an iShares Fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. The Underlying Indices identified herein are determined, composed and calculated by MSCI without regard to any iShares Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Underlying Index, nor in the determination of the timing of, prices of, or quantities of the shares of any iShares Fund to be issued. The AMEX has no obligation or liability to owners of the iShares Funds in connection with the administration, marketing or trading of shares of the iShares Funds.



The AMEX does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be



                                                                    Disclaimers
obtained by the iShares Funds, the owners of the iShares Funds, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.



BGFA does not guarantee the accuracy and/or the completeness of an Underlying Index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.



BGFA makes no warranty, express or implied, as to results to be obtained by the iShares Funds, the owners of the iShares Funds, or any other person or entity from the use of any Underlying Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.



Disclaimers
iShares, Inc.
Supplemental Information

I. Premium/Discount Information (Unaudited)

The tables that follow present information about the differences between the daily market price on secondary markets for shares of an iShares Fund and that Fund's net asset value. Net asset value, or "NAV" is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each iShares Fund generally is determined using the midpoint between the highest bid and the lowest offer on the exchange on which the iShares of such Fund are listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.


The following information shows the frequency distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for the period from October 1, 2002 to September 30, 2003. Premium/discount tables for the iShares MSCI Emerging Markets Index Fund and the iShares MSCI South Africa Index Fund are not presented as these Funds had not completed a full year of operations as of September 30, 2003.


Each line in the table shows the number of trading days in which the iShares Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.


                                                                      i  Shares
                       iShares MSCI Australia Index Fund


          Period Covered: October 1, 2002 Through September 30, 2003





                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 2.5%.....................     1        0.40%
          Greater than 2.0% and Less than 2.5%..     5        1.99%
          Greater than 1.5% and Less than 2.0%..    18        7.17%
          Greater than 1.0% and Less than 1.5%..    29       11.55%
          Greater than 0.5% and Less than 1.0%..    59       23.51%
          Between 0.5% and -0.5%................    99       39.44%
          Less than -0.5% and Greater than -1.0%    25        9.96%
          Less than -1.0% and Greater than -1.5%    12        4.78%
          Less than -1.5% and Greater than -2.0%     2        0.80%
          Less than -2.0%.......................     1        0.40%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======





                        iShares MSCI Austria Index Fund


          Period Covered: October 1, 2002 Through September 30, 2003







                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 1.5%.....................     4        1.59%
          Greater than 1.0% and Less than 1.5%..    10        3.98%
          Greater than 0.5% and Less than 1.0%..    39       15.54%
          Between 0.5% and -0.5%................   131       52.19%
          Less than -0.5% and Greater than -1.0%    39       15.54%
          Less than -1.0% and Greater than -1.5%    25        9.96%
          Less than -1.5%.......................     3        1.20%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======



                        iShares MSCI Belgium Index Fund


          Period Covered: October 1, 2002 Through September 30, 2003





                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 2.0%.....................     1        0.40%
          Greater than 1.5% and Less than 2.0%..     7        2.79%
          Greater than 1.0% and Less than 1.5%..    16        6.37%
          Greater than 0.5% and Less than 1.0%..    49       19.52%
          Between 0.5% and -0.5%................   144       57.37%
          Less than -0.5% and Greater than -1.0%    23        9.16%
          Less than -1.0% and Greater than -1.5%     8        3.19%
          Less than -1.5% and Greater than -2.0%     2        0.80%
          Less than -2.0%.......................     1        0.40%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======



iShares, Inc. Supplemental Information
                        iShares MSCI Brazil Index Fund


          Period Covered: October 1, 2002 Through September 30, 2003





                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 2.0%.....................     5        1.99%
          Greater than 1.5% and Less than 2.0%..     8        3.19%
          Greater than 1.0% and Less than 1.5%..    14        5.58%
          Greater than 0.5% and Less than 1.0%..    49       19.52%
          Between 0.5% and -0.5%................   113       45.02%
          Less than -0.5% and Greater than -1.0%    29       11.55%
          Less than -1.0% and Greater than -1.5%    16        6.37%
          Less than -1.5% and Greater than -2.0%     6        2.39%
          Less than -2.0% and Greater than -2.5%     6        2.39%
          Less than -2.5% and Greater than -4.5%     3        1.20%
          Less than -4.5%.......................     2        0.80%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======



                        iShares MSCI Canada Index Fund


          Period Covered: October 1, 2002 through September 30, 2003



                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 2.0%.....................     2        0.80%
          Greater than 1.5% and Less than 2.0%..     4        1.59%
          Greater than 1.0% and Less than 1.5%..    18        7.17%
          Greater than 0.5% and Less than 1.0%..    48       19.12%
          Between 0.5% and -0.5%................   158       62.95%
          Less than -0.5% and Greater than -1.0%    19        7.57%
          Less than -1.0%.......................     2        0.80%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======



                          iShares MSCI EMU Index Fund


          Period Covered: October 1, 2002 through September 30, 2003



                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 3.0%.....................     1        0.40%
          Greater than 2.0% and Less than 3.0%..     2        0.80%
          Greater than 1.5% and Less than 2.0%..     6        2.39%
          Greater than 1.0% and Less than 1.5%..    18        7.17%
          Greater than 0.5% and Less than 1.0%..    70       27.89%
          Between 0.5% and -0.5%................   125       49.79%
          Less than -0.5% and Greater than -1.0%    20        7.97%
          Less than -1.0% and Greater than -1.5%     6        2.39%
          Less than -1.5% and Greater than -1.0%     2        0.80%
          Less than -2.0%.......................     1        0.40%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======



                                                                      i  Shares
                        iShares MSCI France Index Fund


          Period Covered: October 1, 2002 through September 30, 2003



                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 1.5%.....................     3        1.20%
          Greater than 1.0% and Less than 1.5%..     6        2.39%
          Greater than 0.5% and Less than 1.0%..    15        5.98%
          Between 0.5% and -0.5%................   186       74.09%
          Less than -0.5% and Greater than -1.0%    32       12.75%
          Less than -1.0% and Greater than -1.5%     6        2.39%
          Less than -1.5% and Greater than -2.5%     1        0.40%
          Less than -2.5%.......................     2        0.80%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======



                        iShares MSCI Germany Index Fund


          Period Covered: October 1, 2002 through September 30, 2003



                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 1.5%.....................     5        1.99%
          Greater than 1.0% and Less than 1.5%..     7        2.79%
          Greater than 0.5% and Less than 1.0%..    26       10.36%
          Between 0.5% and -0.5%................   148       58.97%
          Less than -0.5% and Greater than -1.0%    42       16.73%
          Less than -1.0% and Greater than -1.5%    17        6.77%
          Less than -1.5% and Greater than -2.5%     4        1.59%
          Less than -2.5%.......................     2        0.80%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======



                       iShares MSCI Hong Kong Index Fund


          Period Covered: October 1, 2002 through September 30, 2003



                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 3.0%.....................     2        0.80%
          Greater than 2.0% and Less than 3.0%..     6        2.39%
          Greater than 1.5% and Less than 2.0%..    16        6.37%
          Greater than 1.0% and Less than 1.5%..    23        9.16%
          Greater than 0.5% and Less than 1.0%..    46       18.33%
          Between 0.5% and -0.5%................   100       39.83%
          Less than -0.5% and Greater than -1.0%    25        9.96%
          Less than -1.0% and Greater than -1.5%    17        6.77%
          Less than -1.5% and Greater than -2.0%     9        3.59%
          Less than -2.0% and Greater than -2.5%     2        0.80%
          Less than -2.5% and Greater than -3.0%     3        1.20%
          Less than -3.0%.......................     2        0.80%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======



iShares, Inc. Supplemental Information
                         iShares MSCI Italy Index Fund


          Period Covered: October 1, 2002 through September 30, 2003



                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 1.0%.....................     4        1.59%
          Greater than 0.5% and Less than 1.0%..    23        9.16%
          Between 0.5% and -0.5%................   201       80.08%
          Less than -0.5% and Greater than -1.0%    18        7.17%
          Less than -1.0% and Greater than -1.5%     3        1.20%
          Less than -1.5%.......................     2        0.80%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======



                         iShares MSCI Japan Index Fund


          Period Covered: October 1, 2002 through September 30, 2003


                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 3.0%.....................     3        1.20%
          Greater than 2.5% and Less than 3.0%..     3        1.20%
          Greater than 2.0% and Less than 2.5%..     4        1.59%
          Greater than 1.5% and Less than 2.0%..    12        4.78%
          Greater than 1.0% and Less than 1.5%..    34       13.55%
          Greater than 0.5% and Less than 1.0%..    46       18.33%
          Between 0.5% and -0.5%................   111       44.20%
          Less than -0.5% and Greater than -1.0%    27       10.76%
          Less than -1.0% and Greater than -1.5%     8        3.19%
          Less than -1.5%.......................     3        1.20%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======


                       iShares MSCI Malaysia Index Fund


          Period Covered: October 1, 2002 through September 30, 2003



                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 2.0%.....................     8        3.19%
          Greater than 1.5% and Less than 2.0%..    14        5.58%
          Greater than 1.0% and Less than 1.5%..    18        7.17%
          Greater than 0.5% and Less than 1.0%..    19        7.57%
          Between 0.5% and -0.5%................    72       28.69%
          Less than -0.5% and Greater than -1.0%    35       13.94%
          Less than -1.0% and Greater than -1.5%    35       13.94%
          Less than -1.5% and Greater than -2.0%    22        8.76%
          Less than -2.0% and Greater than -2.5%    17        6.77%
          Less than -2.5% and Greater than -3.0%     8        3.19%
          Less than -3.0%.......................     3        1.20%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======



                                                                      i  Shares
                        iShares MSCI Mexico Index Fund


          Period Covered: October 1, 2002 through September 30, 2003



                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 1.5%.....................     3        1.20%
          Greater than 1.0% and Less than 1.5%..    17        6.77%
          Greater than 0.5% and Less than 1.0%..    39       15.54%
          Between 0.5% and -0.5%................   118       47.00%
          Less than -0.5% and Greater than -1.0%    40       15.94%
          Less than -1.0% and Greater than -1.5%    25        9.96%
          Less than -1.5% and Greater than -2.0%     7        2.79%
          Less than -2.0%.......................     2        0.80%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======



                      iShares MSCI Netherlands Index Fund


          Period Covered: October 1, 2002 through September 30, 2003



                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 2.5%.....................     2        0.80%
          Greater than 2.0% and Less than 2.5%..     2        0.80%
          Greater than 1.5% and Less than 2.0%..     3        1.20%
          Greater than 1.0% and Less than 1.5%..    13        5.18%
          Greater than 0.5% and Less than 1.0%..    36       14.34%
          Between 0.5% and -0.5%................   152       60.54%
          Less than -0.5% and Greater than -1.0%    28       11.16%
          Less than -1.0% and Greater than -1.5%    12        4.78%
          Less than -1.5% and Greater than -3.5%     2        0.80%
          Less than -3.5%.......................     1        0.40%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======


                   iShares MSCI Pacific ex-Japan Index Fund


          Period Covered: October 1, 2002 through September 30, 2003



                                                Number  Percentage of
           Premium/Discount Range               of Days  Total Days
           ----------------------               ------- -------------
           Greater than 3.0%...................     1        0.40%
           Greater than 2.5% and Less than 3.0%     3        1.20%
           Greater than 2.0% and Less than 2.5%    10        3.98%
           Greater than 1.5% and Less than 2.0%    31       12.35%
           Greater than 1.0% and Less than 1.5%    87       34.67%
           Greater than 0.5% and Less than 1.0%    70       27.89%
           Between 0.5% and -0.5%..............    46       18.31%
           Less than -0.5%.....................     3        1.20%
                                                  ---      ------
                                                  251      100.00%
                                                  ===      ======



iShares, Inc. Supplemental Information
                       iShares MSCI Singapore Index Fund


          Period Covered: October 1, 2002 through September 30, 2003



                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 3.5%.....................     1        0.40%
          Greater than 2.5% and Less than 3.5%..     4        1.59%
          Greater than 2.0% and Less than 2.5%..     4        1.59%
          Greater than 1.5% and Less than 2.0%..    17        6.77%
          Greater than 1.0% and Less than 1.5%..    33       13.15%
          Greater than 0.5% and Less than 1.0%..    20        7.97%
          Between 0.5% and -0.5%................    71       28.27%
          Less than -0.5% and Greater than -1.0%    21        8.37%
          Less than -1.0% and Greater than -1.5%    30       11.95%
          Less than -1.5% and Greater than -2.0%    21        8.37%
          Less than -2.0% and Greater than -2.5%     9        3.59%
          Less than -2.5% and Greater than -3.0%     9        3.59%
          Less than -3.0% and Greater than -3.5%     4        1.59%
          Less than -3.5% and Greater than -4.5%     4        1.59%
          Less than -4.5% and Greater than -5.0%     2        0.80%
          Less than -5.0%.......................     1        0.40%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======


                      iShares MSCI South Korea Index Fund


          Period Covered: October 1, 2002 Through September 30, 2003





                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 4.0%.....................     2        0.80%
          Greater than 3.0% and Less than 4.0%..     3        1.20%
          Greater than 2.5% and Less than 3.0%..     3        1.20%
          Greater than 2.0% and Less than 2.5%..    11        4.38%
          Greater than 1.5% and Less than 2.0%..    17        6.77%
          Greater than 1.0% and Less than 1.5%..    24        9.56%
          Greater than 0.5% and Less than 1.0%..    36       14.34%
          Between 0.5% and -0.5%................    73       29.08%
          Less than -0.5% and Greater than -1.0%    28       11.16%
          Less than -1.0% and Greater than -1.5%    16        6.37%
          Less than -1.5% and Greater than -2.0%    21        8.37%
          Less than -2.0% and Greater than -2.5%     7        2.79%
          Less than -2.5% and Greater than -3.0%     4        1.59%
          Less than -3.0% and Greater than -4.0%     4        1.59%
          Less than -4.0%.......................     2        0.80%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======



                                                                      i  Shares
                         iShares MSCI Spain Index Fund


          Period Covered: October 1, 2002 Through September 30, 2003





                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 2.5%.....................     1        0.40%
          Greater than 1.5% and Less than 2.5%..     2        0.80%
          Greater than 1.0% and Less than 1.5%..    11        4.38%
          Greater than 0.5% and Less than 1.0%..    35       13.94%
          Between 0.5% and -0.5%................   166       66.13%
          Less than -0.5% and Greater than -1.0%    18        7.17%
          Less than -1.0% and Greater than -1.5%    13        5.18%
          Less than -1.5% and Greater than -2.0%     3        1.20%
          Less than -2.0%.......................     2        0.80%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======



                        iShares MSCI Sweden Index Fund


          Period Covered: October 1, 2002 Through September 30, 2003


                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 2.5%.....................     1        0.40%
          Greater than 2.0% and Less than 2.5%..     8        3.19%
          Greater than 1.5% and Less than 2.0%..     9        3.59%
          Greater than 1.0% and Less than 1.5%..    25        9.96%
          Greater than 0.5% and Less than 1.0%..    53       21.12%
          Between 0.5% and -0.5%................   126       50.18%
          Less than -0.5% and Greater than -1.0%    19        7.57%
          Less than -1.0% and Greater than -2.0%     6        2.39%
          Less than -2.0% and Greater than -2.5%     3        1.20%
          Less than -2.5%.......................     1        0.40%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======



                      iShares MSCI Switzerland Index Fund


          Period Covered: October 1, 2002 through September 30, 2003



                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 2.0%.....................     1        0.40%
          Greater than 1.5% and Less than 2.0%..    15        5.98%
          Greater than 1.0% and Less than 1.5%..    29       11.55%
          Greater than 0.5% and Less than 1.0%..    58       23.11%
          Between 0.5% and -0.5%................   123       49.00%
          Less than -0.5% and Greater than -1.0%    12        4.78%
          Less than -1.0% and Greater than -1.5%     9        3.59%
          Less than -1.5%.......................     4        1.59%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======




iShares, Inc. Supplemental Information
                        iShares MSCI Taiwan Index Fund


          Period Covered: October 1, 2002 through September 30, 2003



                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 6.0%.....................     1        0.40%
          Greater than 5.0% and Less than 6.0%..     2        0.80%
          Greater than 4.5% and Less than 5.0%..     3        1.20%
          Greater than 4.0% and Less than 4.5%..     3        1.20%
          Greater than 3.5% and Less than 4.0%..     7        2.79%
          Greater than 3.0% and Less than 3.5%..     9        3.59%
          Greater than 2.5% and Less than 3.0%..    12        4.78%
          Greater than 2.0% and Less than 2.5%..    16        6.37%
          Greater than 1.5% and Less than 2.0%..    27       10.76%
          Greater than 1.0% and Less than 1.5%..    22        8.76%
          Greater than 0.5% and Less than 1.0%..    42       16.73%
          Between 0.5% and -0.5%................    54       21.51%
          Less than -0.5% and Greater than -1.0%    17        6.77%
          Less than -1.0% and Greater than -1.5%    16        6.37%
          Less than -1.5% and Greater than -2.0%    10        3.98%
          Less than -2.0% and Greater than -2.5%     2        0.80%
          Less than -2.5% and Greater than -3.0%     7        2.79%
          Less than -3.0%.......................     1        0.40%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======



                    iShares MSCI United Kingdom Index Fund


          Period Covered: October 1, 2002 through September 30, 2003



                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 3.5%.....................     1        0.40%
          Greater than 2.0% and Less than 3.5%..     2        0.80%
          Greater than 1.5% and Less than 2.0%..    14        5.58%
          Greater than 1.0% and Less than 1.5%..    23        9.16%
          Greater than 0.5% and Less than 1.0%..    58       23.11%
          Between 0.5% and -0.5%................   131       52.18%
          Less than -0.5% and Greater than -1.0%    18        7.17%
          Less than -1.0% and Greater than -2.0%     3        1.20%
          Less than -2.0%.......................     1        0.40%
                                                   ---      ------
                                                   251      100.00%
                                                   ===      ======



                                                                      i  Shares

II. Total Return Information



The tables on the following pages present information about the total return of each Fund's Underlying Index and the total return of each Fund. The information presented for each Fund is for its fiscal year ended August 31, 2003.





"Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.



                                                              Average Annual Total Returns
                                         --------------------------------------------------------------------
                                           Year Ended 8/31/03    5 Years Ended 8/31/03   Inception to 8/31/03*
                                         ---------------------  ---------------------   ---------------------
iShares MSCI
Index Fund                                 NAV   Market  Index    NAV   Market   Index    NAV   Market   Index
------------                             -----   ------  -----  -----   ------  -----   -----   ------  -----
Australia............................... 23.33%  24.49%  23.07%  9.96%  10.34%   9.97%   4.24%   4.36%   4.62%
Austria................................. 31.15%  32.92%  29.46%  1.89%   2.75%   1.66%   1.23%   1.22%   2.11%
Belgium.................................  8.25%   8.78%   4.54% (5.98)% (5.47)% (7.42)%  2.19%   2.14%   2.44%
Canada.................................. 29.47%  28.37%  30.43% 11.80%  11.74%  12.12%   8.49%   8.55%   9.23%
France.................................. 10.22%  10.84%  10.50% (0.61)%  0.13%  (0.30)%  6.49%   6.51%   6.71%
Germany.................................  5.39%   5.49%   5.73% (6.09)% (5.43)% (5.82)%  1.89%   1.90%   2.38%
Hong Kong............................... 15.14%  17.01%  16.87%  9.39%  12.50%  11.09%  (1.81)% (1.76)%  0.42%
Italy................................... 12.79%  12.96%  12.34% (1.40)% (1.09)% (1.82)%  7.92%   7.89%   7.73%
Japan...................................  6.69%   6.26%   6.66%  0.62%   1.81%   1.40%  (6.90)% (6.85)% (6.20)%
Malaysia................................  7.39%   9.07%   8.67% 26.22%  28.05%  28.51%  (8.19)% (8.16)% (7.01)%
Mexico.................................. 14.60%  14.07%  13.02% 15.29%  15.76%  17.93%   8.04%   8.03%  10.37%
Netherlands............................. (0.78)% (0.58)%  0.80% (7.01)% (6.63)% (4.91)%  2.03%   2.01%   3.64%
Singapore...............................  9.30%   9.28%   8.86% 12.46%  13.79%  11.04%  (8.93)% (8.85)% (8.28)%
Spain................................... 25.81%  26.56%  27.13%  0.92%   1.71%   0.85%  10.40%  10.43%  10.76%
Sweden.................................. 29.04%  29.12%  29.06% (1.80)% (1.16)% (0.34)%  4.91%   4.90%   6.32%
Switzerland.............................  5.89%   6.14%   6.68% (3.82)% (2.99)% (2.85)%  2.41%   2.44%   4.10%
United Kingdom..........................  4.20%   3.87%   5.14% (3.47)  (2.35)% (2.78)%  4.49%   4.43%   5.12%

--------

* Total returns for the period since inception are calculated from the inception date of the Funds (3/12/96). The first day of secondary market trading for the Funds was 3/18/96.



iShares, Inc. Supplemental Information

                                         Cumulative Total Returns
               --------------------------------------------------------------------------
                 Year Ended 8/31/03     5 Years Ended 8/31/03      Inception to 8/31/03*
               ---------------------  ------------------------   ------------------------
iShares MSCI
Index Fund       NAV   Market  Index    NAV     Market   Index     NAV     Market   Index
------------   -----   ------  -----  ------   ------   ------   ------   ------   ------
Australia..... 23.33%  24.49%  23.07%  60.73%   63.59%   60.83%   36.39%   37.59%   40.12%
Austria....... 31.15%  32.92%  29.46%   9.82%   14.55%    8.58%    9.54%    9.48%   16.84%
Belgium.......  8.25%   8.78%   4.54% (26.52)% (24.52)% (31.99)%  17.55%   17.16%   19.73%
Canada........ 29.47%  28.37%  30.43%  74.67%   74.21%   77.18%   83.91%   84.58%   93.36%
France........ 10.22%  10.84%  10.50%  (2.99)%   0.64%   (1.49)%  59.98%   60.21%   62.42%
Germany.......  5.39%   5.49%   5.73% (26.97)% (24.34)% (25.90)%  15.04%   15.11%   19.22%
Hong Kong..... 15.14%  17.01%  16.87%  56.67%   80.21%   69.19%  (12.79)% (12.42)%   3.16%
Italy......... 12.79%  12.96%  12.34%  (6.83)%  (5.31)%  (8.77)%  76.71%   76.42%   74.42%
Japan.........  6.69%   6.26%   6.66%   3.16%    9.38%    7.20%  (41.38)% (41.18)% (38.02)%
Malaysia......  7.39%   9.07%   8.67% 220.38%  244.21%  250.50%  (47.20)% (47.08)% (41.87)%
Mexico........ 14.60%  14.07%  13.02% 103.70%  107.90%  128.10%   78.22%   78.13%  109.00%
Netherlands... (0.78)% (0.58)%  0.80% (30.46)% (29.05)% (22.25)%  16.25%   16.04%   30.64%
Singapore.....  9.30%   9.28%   8.86%  79.91%   90.79%   68.81%  (50.29)% (49.99)% (47.56)%
Spain......... 25.81%  26.56%  27.13%   4.70%    8.83%    4.32%  109.49%  109.96%  114.50%
Sweden........ 29.04%  29.12%  29.06%  (8.66)%  (5.67)%  (1.69)%  43.05%   42.97%   58.06%
Switzerland...  5.89%   6.14%   6.68% (17.68)% (14.07)% (13.46)%  19.49%   19.75%   34.99%
United Kingdom  4.20%   3.87%   5.14% (16.18)% (11.19)% (13.15)%  38.83%   38.28%   45.17%

--------

* Total returns for the period since inception are calculated from the inception date of the Funds (3/12/96). The first day of secondary market trading for the Funds was 3/18/96.



                      Average Annual Total Returns            Cumulative Total Returns
             ---------------------------------------------   ------------------------
              Year Ended 8/31/03     Inception to 8/31/03       Inception to 8/31/03
             -------------------  ------------------------   ------------------------
iShares
MSCI Index
Fund          NAV   Market Index    NAV     Market   Index     NAV     Market   Index
----------   -----  ------ -----  ------   ------   ------   ------   ------   ------
Brazil*..... 48.85% 52.20% 51.33% (12.46)% (12.43)%  (9.86)% (34.20)% (34.14)% (27.82)%
EMU**....... 10.05% 11.04% 10.51% (13.63)% (13.49)% (13.37)% (36.54)% (36.23)% (35.90)%
Pacific
 ex-Japan*** 20.15% 20.08% 20.23%  13.66%   14.51%   13.89%   26.77%   28.52%   27.04%
South
 Korea****..  8.93% 11.69% 12.00%   4.06%    4.27%    3.83%   14.12%   14.86%   13.26%
Taiwan*****. 22.45% 34.91% 23.78% (15.72)% (14.94)% (14.86)% (42.15)% (40.41)% (40.15)%

--------

    * Total returns for the period since inception are calculated from the inception date of the Fund (7/10/00). The first day of secondary market trading of the Fund was 7/14/00.


   ** Total returns for the period since inception are calculated from the inception date of the Fund (7/25/00). The first day of secondary market trading of the Fund was 7/31/00.


  *** Total returns for the period since inception are calculated from the inception date of the Fund (10/25/01). The first day of secondary market trading of the Fund was 10/26/01.


 **** Total returns for the period since inception are calculated from the inception date of the Fund (5/9/00). The first day of secondary market trading of the Fund was 5/12/00.


***** Total returns for the period since inception are calculated from the inception date of the Fund (6/20/00). The first day of secondary market trading of the Fund was 6/23/00.



                                                             Cumulative Total Returns
                                                             -----------------------
                                                             Inception to 8/31/03
                                                             -----------------------
iShares MSCI Index Fund                                       NAV     Market  Index
-----------------------                                       -----   ------  -----
Emerging Markets*........................................... 33.72%   35.21%  32.23%
South Africa**.............................................. 20.89%   20.25%  23.15%

--------
* Total returns for the period since inception are calculated from the inception date of the Fund (4/7/03). The first day of secondary market trading of the Fund was 4/11/03.
** Total returns for the period since inception are calculated from the inception date of the Fund (2/3/03). The first day of secondary market trading of the Fund was 2/7/03.



                                                                      i  Shares

Copies of the Prospectus can be found on our website at www.iShares.com. For more detailed information on iShares, Inc. and iShares, you may request a copy of the Statement of Additional Information ("SAI"). The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


Additional information about a Fund's investments is available in the iShares, Inc.'s annual and semiannual reports to shareholders. In the iShares, Inc.'s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


If you have questions about the Funds or iShares or you wish to obtain the SAI, semiannual or annual report free of charge, please:

                    Call: 1-800-iShares
                          Monday through Friday
                          8:00 am to 8:00 pm (Eastern time)

                  Write: iShares, Inc.
                         c/o SEI Investments Distribution Co.
                         1 Freedom Valley Drive
                         Oaks, PA 19456


Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


No person is authorized to give any information or to make any representations about any Fund and its iShares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

                   Investment Company Act File No. 811-09102


iShares, Inc. Supplemental Information
iShares, Inc.




Statement of Additional Information


Dated January 1, 2004



This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the current Prospectus (the "Prospectus") for the following Funds of iShares, Inc. (the "Company") as such Prospectus may be revised or supplemented from time to time:


   iShares MSCI Australia Index Fund    iShares MSCI Malaysia Index Fund
   iShares MSCI Austria Index Fund      iShares MSCI Mexico Index Fund
   iShares MSCI Belgium Index Fund      iShares MSCI Netherlands Index Fund
   iShares MSCI Brazil Index Fund       iShares MSCI Pacific ex-Japan Index Fund
   iShares MSCI Canada Index Fund       iShares MSCI Singapore Index Fund
   iShares MSCI Emerging Markets
    Index Fund                          iShares MSCI South Africa Index Fund
   iShares MSCI EMU Index Fund          iShares MSCI South Korea Index Fund
   iShares MSCI France Index Fund       iShares MSCI Spain Index Fund
   iShares MSCI Germany Index Fund      iShares MSCI Sweden Index Fund
   iShares MSCI Hong Kong Index Fund    iShares MSCI Switzerland Index Fund
   iShares MSCI Italy Index Fund        iShares MSCI Taiwan Index Fund
   iShares MSCI Japan Index Fund        iShares MSCI United Kingdom Index Fund





The current Prospectus for the various iShares, Inc. Funds is as of January 1, 2004. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Reports for the above listed Funds for the fiscal year ended August 31, 2003 are incorporated by reference into and deemed to be part of this Statement of Additional Information. A copy of the Prospectus may be obtained without charge by writing to the Company's distributor, SEI Investments Distribution Co. ("SEI" or the "Distributor"), at 1 Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares or visiting www.ishares.com.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----

GENERAL INFORMATION............................................................1
EXCHANGE LISTING AND TRADING...................................................1
INVESTMENT STRATEGIES AND RISKS................................................2
     Concentration and Lack of Diversification of Certain Funds................2
     Lending Portfolio Securities..............................................3
     Repurchase Agreements.....................................................3
     Reverse Repurchase Agreements.............................................4
     Currency Transactions.....................................................4
     Money Market Instruments..................................................4
     Foreign Securities........................................................5
     Investment Companies, REITs...............................................5
     Illiquid Securities.......................................................5
     Short-Term Instruments and Temporary Investments..........................5
     Futures and Options.......................................................5
          Options on Futures Contracts.........................................6
     Swap Agreements...........................................................6
     Non-U.S. Equity Portfolios................................................7
PROXY VOTING POLICY............................................................7
INVESTMENTS IN SUBJECT EQUITY MARKETS..........................................8
     Country Specific Information..............................................8
THE MSCI EQUITY INDICES.......................................................27
     In General...............................................................27
     Selection Criteria.......................................................27
     Price and Exchange Rates.................................................28
INVESTMENT LIMITATIONS........................................................29
CONTINUOUS OFFERING...........................................................32
MANAGEMENT OF THE COMPANY.....................................................32
     Directors and Officers...................................................33
     Committees of the Board of Directors.....................................35
     Approval of Investment Advisory Contracts................................36
     Remuneration of Directors and Officers...................................37
     Code of Ethics...........................................................37
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ..........................37
INVESTMENT ADVISORY, ADMINISTRATIVE AND
DISTRIBUTION SERVICES.........................................................40
     Investment Advisor.......................................................40
     Administrator, Custodian and Transfer Agent..............................42
     Sub-Administrator........................................................43
     Distributor..............................................................44
BROKERAGE TRANSACTIONS........................................................46
ADDITIONAL INFORMATION CONCERNING THE COMPANY.................................48
     Capital Stock............................................................48
     Termination of the Company or a Fund.....................................49
     Book Entry Only System...................................................49
     DTC Acts as Securities Depository for the iShares........................49
PURCHASE AND REDEMPTION OF iSHARES............................................51
     Creation Unit Aggregations...............................................51
     Purchase and Issuance of iShares in Creation Unit Aggregations...........51
          General.............................................................51
          Portfolio Deposit ..................................................52
          Role of the Authorized Participant..................................52
          Purchase Order......................................................53
          Acceptance of Purchase Order........................................53

          Issuance of a Creation Unit.........................................54
          Cash Purchase Method................................................54
          Purchase Transaction Fee............................................54
     Redemption of iShares in Creation Units..................................55
     Foreign Market Hours.....................................................58
TAXES.........................................................................60
     RIC Qualifications.......................................................60
     Taxation of RICs.........................................................61
     Excise Tax ..............................................................61
     Back-Up Withholding......................................................61
     Section 351..............................................................61
     Qualified Dividend Income................................................61
     Corporate Dividends Received Deduction...................................62
     Net Capital Loss Carryforwards (Unaudited)...............................62
     Funds Holding Foreign Investments........................................62
     Federal Tax Treatment of Complex Securities..............................63
DETERMINATION OF NAV..........................................................63
DIVIDENDS AND DISTRIBUTIONS...................................................64
     General Policies.........................................................64
     Dividend Reinvestment Service............................................64
FINANCIAL STATEMENTS..........................................................65
MISCELLANEOUS INFORMATION.....................................................65
     Counsel..................................................................65
     Independent Auditors.....................................................65
APPENDIX A...................................................................A-1

GENERAL INFORMATION

The Company was organized as a Maryland corporation on August 31, 1994, and is an open-end management investment company currently operating 24 separate investment portfolios or "Funds." The following seventeen Funds have an inception date of March 12, 1996: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia Index Fund, the iShares MSCI Mexico Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Singapore Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund and the iShares MSCI United Kingdom Index Fund. The iShares MSCI Brazil Index Fund, iShares MSCI Emerging Markets Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI Pacific ex-Japan Index Fund, the iShares MSCI South Africa Index Fund, the iShares MSCI South Korea Index Fund and the iShares MSCI Taiwan Index Fund have an inception date of July 10, 2000, April 7, 2003, July 25, 2000, October 25, 2001, February 3, 2003, May 9, 2000, June 20, 2000,
respectively. The Board of Directors (the "Board" or the "Directors") of the Company may authorize additional Funds in the future.

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an "Underlying Index"). Each Fund is managed by Barclays Global Fund Advisors ("BGFA"), a subsidiary of Barclays Global Investors, N.A. ("BGI").

Unless otherwise specified, all references in this Statement of Additional Information ("SAI") to "dollars," "USD," "US$" or "$" are to U.S. Dollars, all references to "AUD," or "A$" are to Australian Dollars, all references to "ATS" are to Austrian Schillings, all references to "BEF" are to Belgian Francs, all references to "BRL" are to Brazilian Reals, all references to "CAD" or "CA$" are to Canadian Dollars, all references to "EUR" are to Euros, all references to "FRF" or "FF" are to French Francs, all references to "DEM" or "DM" are to the German Deutsche Mark, all references to "HKD" or "HK$" are to Hong Kong Dollars, all references to "ITL" or "LL" are to Italian Lira, all references to "JPY" or "Y" are to Japanese Yen, all references to "KRW" are to Korean Wons, all references to "MYR" are to Malaysian Ringgits, all references to "MXN" are to Mexican Pesos, all references to "NLG" are to Netherlands Guilders, all references to "SGD" are to Singapore Dollars, all references to "ESP" are to Spanish Pesetas, all references to "SEK" are to Swedish Krona, all references to "CHF" are to Swiss Francs, all references to "TWD" are to New Taiwan Dollars, all references to "GBP," "(pound)" or "L" are to British Pounds Sterling and all references to "ZAR" are to South African Rand. On October 31, 2003, the 4:00 p.m. buying rates in New York City for cable transfers payable in the applicable currency, as certified for customs purposes by the Federal Reserve Bank of New York, were as follows for each US$1.00: AUD 1.42, ATS 11.84, BEF 34.71, BRL 2.85, CAD 1.32, EUR 0.86, FRF 5.64, DEM 1.68, HKD 7.77, ITL 1,666.04, JPY
109.03, KRW 1,183.50, MYR 3.80, MXN 11.06, NLG 1.90, NZD 1.64, SGD 1.74, ESP
143.16, SEK 7.78, CHF 1.33, TWD 33.93, GBP 0.59 and ZAR 6.91. Some numbers in this SAI have been rounded. All U.S. Dollar equivalents provided in this SAI are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

EXCHANGE LISTING AND TRADING

iShares of each of the Company's Funds are listed for trading on the American Stock Exchange (the "AMEX") and trade throughout the day on the AMEX and other secondary markets. iShares of certain of the Company's Funds may be traded from time to time on U.S. national securities exchanges other than the AMEX. In addition, the iShares MSCI Malaysia Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Korea Index Fund, and the iShares MSCI Taiwan Index Fund are traded on certain foreign exchanges. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of iShares of any Fund will continue to be met. The AMEX may, but is not required to, remove the iShares of a Fund from listing if (1) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the iShares for 30 or more consecutive trading days, (2) the value of the Underlying Index on which that Fund is based is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will remove the iShares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide current iShares pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated "indicative optimized portfolio value" ("IOPV") for each Fund as calculated by an information provider, such as Bloomberg, L.P ("Bloomberg"). The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of the IOPVs. An IOPV for each Fund is disseminated every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. Eastern time.

An IOPV has an equity securities value component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the applicable Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the applicable Fund at a particular point in time, because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund's IOPV disseminated during AMEX trading hours should not be viewed as a real time update of the Fund's NAV, which is calculated only once a day. It is possible that the value of the portfolio of securities held by a particular Fund may diverge from the applicable IOPV during any trading day. In such a case, the IOPV would not precisely reflect the value of the Fund's portfolio. In addition, the foreign exchange rate used in computing NAV of a Fund may differ materially from that used by Bloomberg.

The equity securities included in the IOPV for a Fund reflect the same market capitalization weighting as the Deposit Securities of the particular Fund. In addition to the equity component described in the preceding paragraph, the IOPV for each Fund includes a cash component consisting of estimated accrued dividend and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable home foreign currency. For the iShares MSCI Australia Index, iShares MSCI Hong Kong Index, iShares MSCI Japan Index, iShares MSCI Malaysia Index, iShares MSCI Pacific ex-Japan, iShares MSCI Singapore Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, there is no overlap in trading hours between the foreign market and the AMEX. Therefore, for each of those Funds, Bloomberg utilizes closing prices (in applicable foreign currency prices) in the foreign market for securities in the Fund's portfolio, and converts the price to U.S. Dollars. This value is updated every 15 seconds during AMEX trading hours to reflect changes in currency exchange rates between the U.S. Dollar and the applicable foreign currency. For Funds that have trading hours overlapping regular AMEX trading hours, Bloomberg updates the applicable IOPV every 15 seconds to reflect price changes in the principal foreign market, and converts those prices into U.S. Dollars based on the current currency exchange rate. When the foreign market is closed but the AMEX is open, the IOPV is updated every 15 seconds to reflect changes in currency exchange rates after the foreign market closes.

INVESTMENT STRATEGIES AND RISKS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

Concentration and Lack of Diversification of Certain Funds. Each Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject its iShares to greater price volatility than that experienced by more diversified investment companies.

In addition, both diversified and non-diversified Funds may concentrate their investments in a particular industry or group of industries, as noted in the description of such Fund. The securities of issuers in particular industries may dominate the Underlying Index of such a Fund and consequently the Fund's investment portfolio. This may adversely affect the Fund's performance or subject its iShares to greater price volatility than that experienced by less concentrated investment companies.

Each Fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

Lending Portfolio Securities. Pursuant to guidelines approved by the Board, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the U.S., organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Funds' securities lending agent considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the applicable Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

BGI acts as securities lending agent for the Funds, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Funds have also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

Repurchase Agreements. Each Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should a Fund enter into a repurchase agreement, each such Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose each Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which each Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. No Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BGFA received an exemptive order from the SEC which permits the funds it manages, including the Funds of the Company, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.






Foreign Securities. Each Fund may purchase publicly traded common stocks of foreign corporations. Each Fund's investment in common stock of foreign corporations represented in the Underlying Indices may also be in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.


Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


Investment Companies, REITs. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts to the extent allowed by law. Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate. Each Fund may invest its assets in securities of money market funds advised by BGFA or otherwise affiliated with such Fund. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Free Index, may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the MSCI Emerging Markets Free Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund's assets invested in shares of other iShares Funds. No fund will invest more than 10% of its total assets in investment companies or other pooled investment vehicles.



Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.



Short-Term Instruments and Temporary Investments. Each Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable CDs, bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. Dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by a Fund.



Futures and Options. Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts, options and options on futures contracts will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. The Funds intend to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Company, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing options is unlimited.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Company's custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Non-U.S. Equity Portfolios. An investment in iShares involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

PROXY VOTING POLICY

The Company has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Company has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. Therefore, the remainder of this section discusses BGFA's proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgement, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

     . BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

     . BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

     . BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having any influence on BGFA's proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA's independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or
(ii)
provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary's instructions.



INVESTMENTS IN SUBJECT EQUITY MARKETS



Brief descriptions of the equity markets in which the respective Fund are invested are provided below.


Country Specific Information

The Australian Equity Markets


General Background. Trading shares has taken place in Australia since 1828, but did not become significant until the latter half of the nineteenth century when there was strong demand for equity capital to support the growth of mining activities. A stock market was first formed in Melbourne in 1865. In 1885, the Melbourne market became The Stock Exchange of Melbourne, in which form it has remained until recently. Other stock exchanges were also established in Sydney
(1871), Brisbane (1884), Adelaide (1887), Hobart (1891) and Perth (1891). In
1937, the six capital city stock exchanges established the Australian Associated Stock Exchanges (the "AASE") to represent them at a national level. In 1987, the regional exchanges merged to create the single entity - The Australian Stock Exchange (the "ASX"). Trading is done via a computer link-up called "SEATS." SEATS enables all exchanges to quote uniform prices. All the exchanges are members of the ASX and are subject to the Securities Industry Act, which regulates the major aspects of stock exchange operations. Although there are stock exchanges in all six states, the Melbourne and Sydney Stock Exchanges are the major centers, covering 90% of all trades.


Reporting, Accounting and Auditing. Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. The total market capitalization of the Australian equity markets was approximately US$496 billion as of September 30, 2003.


Chief Industries. Australia's chief industries are mining, industrial and transportation equipment, food processing, chemicals, and steel.

Chief Imports. Australia's chief imports consist of machinery and transport equipment, computers and office machines, telecommunication equipment and parts, crude oil, and petroleum products.


Chief Exports. Australia's chief exports consist of coal, gold, meat, wool, aluminum, iron ore, wheat, machinery, and transport equipment.



Gross Domestic Product ("GDP"). Australia's GDP annual percent change was 3.0% for the year ended September 30, 2003.



Consumer Price Inflation ("CPI"). Australia's CPI annual percent change was 2.6% for the year ended September 30, 2003.



Unemployment Rate. Australia's unemployment rate was 6.0% for the year ended September 30, 2003.


The Austrian Equity Markets


General Background. Relative to international standards, the Vienna stock market is small in terms of total capitalization and yearly turnover. The Vienna Stock Exchange (the "VSE") is one of the oldest in the world and was founded in 1771 as a state institution to provide a market for state-issued bonds, as well as for exchange transactions. The Stock Exchange Act of 1875 (the "Act") established the VSE as an autonomous institution. The Act is still in force, placing control and administration of the exchange in the hands of the Borsekammer (Board of Governors), chosen from among the members of the exchange. The Borsekammer consists of 25 individuals with the title of Borserat (stock exchange councillor). Some are elected by members and some are designated by organizations of the securities industry for a period of five years. The councillors must be members of the exchange and they elect from amongst themselves a President and three Vice Presidents. Shares account for about 80% and investment fund certificates for about 20% of total listed securities on the VSE. Business of the exchange can be transacted only by members. Almost all the credit institutions in Vienna, some in the Austrian provinces and the joint stock banks are represented on the stock exchange, as well as the private banks, savings banks and other credit institutions. Certain securities which do not have an official listing may be dealt in on the floor of the stock exchange with permission of the management. This unlisted trading is the main activity of the free brokers (Frei Makeler).

Reporting, Accounting and Auditing. Austrian reporting, accounting and auditing standards differ from U.S. standards. In general, Austrian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. The total market capitalization of the Austrian equity markets was approximately US$46 billion as of September 30, 2003.


Chief Industries. Austria's chief industries are construction, machinery, vehicles and parts, food, chemicals, lumber and wood processing, paper and paperboard, communications equipment, and tourism.

Chief Imports. Austria's chief imports consist of machinery and equipment, motor vehicles, chemicals, metal goods, oil and oil products, and foodstuffs.

Chief Exports. Austria's chief exports consist of machinery and equipment, motor vehicles and parts, paper and paperboard, metal goods, chemicals, iron and steel, textiles, and foodstuffs.


Gross Domestic Product. Austria's GDP annual percent change was 0% for the year ended September 30, 2003.



Consumer Price Inflation. Austria's CPI annual percent change was 1.4% for the year ended September 30, 2003.



Unemployment Rate. Austria's unemployment rate was 4.5% for the year ended September 30, 2003.


The Belgian Equity Markets


General Background. The Brussels Stock Exchange (the "BSE") was founded by Napoleonic decree in 1801. Since January 1, 1991 the BSE has been officially organized as the "Societe de la Bourse de Valeurs Mobileres de Bruxelles" (the "SBVM") the shareholders of which are Belgian securities houses. The law of December 4, 1990 on financial operations and markets terminated the monopoly of the individual brokers. Now only securities houses are allowed to carry out stock exchange orders. Brokers, banks, brokerage firms and insurance companies can participate in the capital of a securities house. Its management is composed of a majority of qualified people bearing the title of stockbroker. The Banking and Finance Commission was granted the power to approve securities houses by this law. The Board of Directors of the SBVM, the Stock Exchange Committee organizes and supervises the different markets and ensures market transparency. The Stock Exchange Committee also admits or dismisses brokerage firms and ensures compliance with all regulations. The Stock Exchange Committee is also in charge of the admission to listing and suspension of listing. On the Brussels Stock Exchange equities are traded on three different markets: the Official Market, which includes a Cash and a Forward Market, the Second Market and an "Over the Counter Market."


Reporting, Accounting and Auditing. Belgian reporting, accounting and auditing standards differ substantially from U.S. standards. In general Belgian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. The total market capitalization of the Belgian equity markets was approximately US$112 billion as of September 30, 2003.

Chief Industries. Belgium's chief industries are engineering and metal products, motor vehicle assembly, processed food and beverages, chemicals, basic metals, textiles, glass, petroleum, and coal.

Chief Imports. Belgium's chief imports consist of machinery and equipment, chemicals, metals and metal products.

Chief Exports. Belgium's chief exports consist of machinery and equipment, chemicals, diamonds, and metals and metal products.


Gross Domestic Product. Belgium's GDP annual percent change was 0.8% for the year ended September 30, 2003.



Consumer Price Inflation. Belgium's CPI annual percent change was 1.8% for the year ended September 30, 2003.



Unemployment Rate. Belgium's unemployment rate was 8.0% for the year ended September 30, 2003.


The Brazilian Equity Markets


General Background. There are nine stock exchanges in Brazil. The Rio de Janeiro exchange, or BVRJ (Bolsa de Valores de Rio de Janeiro) is the oldest, but is overshadowed by the Sao Paulo exchange, called Bovespa (Bolsa de Valores de Sao Paulo), which is the largest and accounts for about 90% of trading activity. The over-the-counter market (Mercado de Balcao) trades non-listed equities. Government securities, corporate bonds, and money market instruments are traded on the open market. The Bolsa Mercdorias e de Futuros (the "BM&F"), in Sao Paulo, is Brazil's futures exchange. It is the third largest derivatives exchange in the world in contract volume. Options on the futures also are traded, but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council, or CMN (Conselho Monetario Nacional); the Central Bank (Banco Central do Brasil), and the Securities Commission, or CVM (Comissao de Valores Mobiliarios).


Reporting, Accounting and Auditing. Brazilian reporting, auditing and accounting standards differ from U.S. standards. In general, Brazilian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. The total market capitalization of the Brazilian equity markets was approximately US$182 billion as of September 30, 2003.


Chief Industries. Brazil's chief industries are textiles, shoes, chemicals, cement, lumber, iron ore, tin, steel, aircraft, motor vehicles and parts, other machinery, and equipment.

Chief Imports. Brazil's chief imports consist of machinery and equipment, chemical products, oil, electricity, autos, and auto parts.

Chief Exports. Brazil's chief exports consist of manufactures, iron ore, soybeans, footwear, coffee, and autos.


Gross Domestic Product. Brazil's GDP annual percent change was -1.4% for the year ended September 30, 2003.



Consumer Price Inflation. Brazil's CPI annual percent change was 12.3% for the year ended September 30, 2003.



Unemployment Rate. Brazil's unemployment rate was 12.9% for the year ended September 30, 2003.


The Canadian Equity Markets

General Background. The first Canadian stock exchange appeared in the 1870s. Today, Canada is the world's fourth largest public equity market by trading volume and the fifth largest by market capitalization. There are five stock exchanges across Canada, located in Toronto, Montreal, Vancouver, Calgary and Winnipeg. Of these, the Toronto Stock Exchange is the largest, accounting for almost 80% of Canadian trading volumes. Measured by the value of shares traded, the Toronto Stock Exchange is the second largest organized securities exchange in North America and among the ten largest in the world.

Reporting, Accounting and Auditing. According to the SEC in one of the proposing releases relating to the Multijurisdictional Disclosure System, Canadian reporting, accounting and auditing practices are closer to U.S. standards than those of any other foreign jurisdiction. Every issuer that qualifies an offering of securities for distribution in Canada becomes subject to periodic disclosure requirements. Authoritative accounting and auditing standards, which are uniform across Canada, are developed by a national body, the Canadian Institute of Chartered Accountants (the "CICA"). Although promulgated auditing standards in Canada differ from U.S. standards in some respects, generally accepted practices in Canada routinely encompass all significant auditing procedures required by U.S. standards. Further, CICA periodically evaluates new auditing standards adopted by the American Institute of Certified Public Accountants, CICA's U.S. counterpart, to determine whether similar guidelines may be appropriate for Canadian auditors. Canadian GAAP are similar to their U.S. counterparts, although there are some differences in measurement and disclosure.


Size of Equity Markets. The total market capitalization of the Canadian markets was approximately US$771 billion as of September 30, 2003.


Chief Industries. Canada's chief industries are transportation equipment, chemicals, processed and unprocessed minerals, food products, wood and paper products, fish products, petroleum, and natural gas.


Chief Imports. Canada's chief imports consist of machinery and equipment, motor vehicles and parts, crude oil, chemicals, electricity, and durable consumer goods.

Chief Exports. Canada's chief exports consist of motor vehicles and parts, industrial machinery, aircraft, telecommunications equipment, chemicals, plastics, fertilizers, wood pulp, timber, crude petroleum, natural gas, electricity, and aluminum.


Gross Domestic Product. Canada's GDP annual percent change was 0.8% for the year ended September 30, 2003.



Consumer Price Inflation. Canada's CPI annual percent change was 2.2% for the year ended September 30, 2003.



Unemployment Rate. Canada's unemployment rate was 7.6% for the year ended September 30, 2003.



Emerging Markets Countries



The iShares MSCI Emerging Markets Index Fund invests in equity securities from the following 26 emerging market countries: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, South Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. Currently, South Korea, South Africa, Taiwan, Mexico and Brazil are the largest countries, in terms of capitalization weight in the Index. The equity markets for South Korea, South Africa, Taiwan, Mexico and Brazil are described herein.


The EMU Equity Markets

The EMU equity markets are comprised of the equity markets from the following twelve countries, which are participating in the European Economic and Monetary Union, or "EMU": Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The MSCI EMU Index is currently comprised of companies from eleven of these EMU countries (i.e., all of the EMU countries except Luxembourg).

General Background. Following is a general background description of the equities market of each country included in the MSCI EMU Index for which there is no iShares MSCI Index Fund.

Reporting, Accounting and Auditing. Reporting, accounting and auditing standards in the nations of the EMU differ from U.S. standards. In general, corporations in the EMU do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the combined equity markets of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain was approximately US$4,000 billion as of September 30, 2003.


Finland. Organized securities trading has existed in Finland since the 1860s, but it was 1912 before a formal exchange, the Helsinki Arvopaperiporssi, was founded. Since then there have been few changes in the rules governing trading in Finland. In October 1984, the management of the stock exchange in Helsinki was vested in a newly formed co-operative. That form of corporation was chosen because Finnish legislation covering cooperatives does not limit the number of members or the amount of capital. As a result, alone among the world's stock exchanges, the Arvopaperiporssi accepts as members all companies listed on its trading board and business organizations in addition to the bankers and brokers. Decision-making and administration with the organization are vested in the annual general meeting of the co-operative, which elects the board of administration and the board of directors to manage the daily running of the exchange.

The OTC List established in 1984 acquired an organized form in September 1985, when the Association of Securities Brokers approved the listing and regulations for the information requirements of listed companies. The brokers and brokerage firms have undertaken to act as market makers. Mainly medium-sized companies are traded on the OTC List. The OTC Market is based on an agreement between a company seeking access to the share market and a brokerage firm; both are subject to certain obligations.

Chief Industries. Finland's chief industries are metal products, electronics, shipbuilding, pulp and paper, copper refining, foodstuffs, chemicals, textiles, and clothing.

Chief Imports. Finland's chief imports consist of foodstuffs, petroleum and petroleum products, chemicals, transport equipment, iron and steel, machinery, textile yarn and fabrics, and grains.


Chief Exports. Finland's chief exports consist of machinery and equipment, chemicals, metals, timber, paper, and pulp.



Gross Domestic Product. Finland's GDP annual percent change was 0.8% for the year ended September 30, 2003.



Consumer Price Inflation. Finland's CPI annual percent change was 0.7% for the year ended September 30, 2003.



Unemployment Rate. Finland's unemployment rate was 8.9% for the year ended September 30, 2003.



Greece. The Athens Stock Exchange (the "ASE") is a self-managed public institution, regulated by law. It is financed chiefly by annual listing fees paid by both equity and fixed-income issuers. Until 1987, the ASE had a relatively low activity market with occasional peaks. Activity exploded that year, with foreign purchases contributing to a 1,224% rise in traded share value.


Chief Industries. Greece's chief industries are tourism, food and tobacco processing, textiles, chemicals, metal products; mining, and petroleum.

Chief Imports. Greece's chief imports consist of machinery, transport equipment, fuels, and chemicals.

Chief Exports. Greece's chief exports consist of food and beverages, manufactured goods, petroleum products, chemicals, and textiles.


Gross Domestic Product. Greece's GDP annual percent change was 4.5% for the year ended September 30, 2003.



Consumer Price Inflation. Greece's CPI annual percent change was 3.3% for the year ended September 30, 2003.



Unemployment Rate. Greece's unemployment rate was 9.2% for the year ended September 30, 2003.

Ireland. The Irish Stock Exchange, founded in the 18/th/ century, is the second oldest in the world. Previously it operated as part of the International Stock Exchange of the United Kingdom and Republic of Ireland. On December 8, 1995, it split from the U.K. Stock Exchange to form the Irish Stock Exchange (the "ISE"). The new exchange is committed to maintaining standards equivalent to those of the London Stock Exchange (the "LSE"), subject to adjustments dictated by Irish Law. The ISE will sign a listing protocol with the LSE, under which the ISE will maintain equivalence with the LSE rules. Companies that were listed on both the Dublin and London exchanges may apply for dual primary listing, under which they will be regulated to the same standard by both exchanges. A set of procedures has been agreed with the LSE that will streamline companies' dealing with the two exchanges.


Chief Industries. Ireland's chief industries are food products, brewing, textiles, clothing; chemicals, pharmaceuticals, machinery, transportation equipment, glass and crystal, and software.

Chief Imports. Ireland's chief imports consist of data processing equipment, other machinery and equipment, chemicals, petroleum and petroleum products, textiles, and clothing.

Chief Exports. Ireland's chief exports consist of machinery and equipment, computers, chemicals, pharmaceuticals, live animals, and animal products.


Gross Domestic Product. Ireland's GDP annual percent change was 2.1% for the year ended September 30, 2003.

Consumer Price Inflation. Ireland's CPI annual percent change was 3.3% for the year ended September 30, 2003.

Unemployment Rate. Ireland's unemployment rate was 4.7% for the year ended September 30, 2003.

Portugal. EU membership marked the start of a period that has seen dramatic growth in the scope and activity of the Portuguese stock market. The Lisbon Stock Exchange is divided into three markets, each with specific requirements regarding admission to listing and trading: (1) the official market, which was created on July 23, 1991; (2) the second market, created in January 1992, which is intended for trading securities that do not meet all the requirements for admission to the official market. The main purpose of this market is to allow access to the stock exchange for small and medium-sized companies; and (3) the unofficial market, created on October 22, 1991, is intended for trading securities that do not meet the requirements for the other two markets. Securities can be admitted to this market for a limited period of time.

In 1992, the Lisbon Stock Exchange was privatized. It is now under the management of the Lisbon Stock Exchange Association. Further, the Oporto Derivatives Exchange was established in June 1996, where five futures contracts are traded.


Chief Industries. Portugal's chief industries are textiles and footwear, wood pulp, paper, and cork; metalworking, oil refining, chemicals, fish canning, wine, and tourism.

Chief Imports. Portugal's chief imports consist of machinery and transport equipment, chemicals, petroleum, textiles, and agricultural products.

Chief Exports. Portugal's chief exports consist of clothing and footwear, machinery, chemicals, cork and paper products, and hides.


Gross Domestic Product. Portugal's GDP annual percent change was -2.3% for the year ended September 30, 2003.

Consumer Price Inflation. Portugal's CPI annual percent change was 2.8% for the year ended September 30, 2003.

Unemployment Rate. Portugal's unemployment rate was 7.4% for the year ended September 30, 2003.


The French Equity Markets

General Background. Trading of securities in France is subject to the monopoly of the Societe de Bourse, which replaced the individual agents de change in 1991 in order to increase the cohesion of the French equity market. All purchases or sales of equity securities in listed companies on any one of the French exchanges must be executed through the Societe de Bourse. There are three different markets on which French securities may be listed: (1) the official list (La Cote Officielle), comprised of equity securities of large French and foreign companies and most bond issues; (2) the second market (Le Second Marche), designed for the trading of equity securities of smaller companies; and
(3) the "Hors-Cote" Market. Securities may only be traded on the official list and the second market after they have been admitted for the listing by the Conseil des Bourses de Valeurs (the "CBV"). By contrast, the Hors-Cote Market has no prerequisites to listing, and shares of otherwise unlisted companies may be freely traded there, once they have been introduced on the market by the Societe de Bourse. Although the Hors-Cote Market is frequently referred to as an over-the-counter market, this term is inaccurate in that, like the official list and the second market, it is supervised by Societes des Bourses Francaises and regulated by the CBV.

Although there are seven stock exchanges in France (located in Paris, Bordeaux, Lille, Lyon, Marseille, Nancy and Nantes), the Paris Stock Exchange handles more than 95% of transactions in the country. All bonds and shares, whether listed or unlisted, must be traded on one of the seven exchanges. Trading in most of the Paris exchange-listed stocks takes place through the computer order-driven trading system CAC, launched in 1988. French market capitalization constitutes approximately 30% of the French Gross Domestic Product. Exchange securities are denominated in the Euro. Unless otherwise provided by a double tax treaty, dividends on French shares are subject to a withholding tax of 25%.

Reporting, Accounting and Auditing. Although French reporting, accounting and auditing standards are considered rather rigorous by European standards, they differ from U.S. standards in certain material respects. In general, French corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. The total market capitalization of the French equity markets was approximately US$1,048 billion as of September 30, 2003.


Chief Industries. France's chief industries are machinery, chemicals, automobiles, metallurgy, aircraft, electronics, textiles, food processing, and tourism.

Chief Imports. France's chief imports consist of machinery and equipment, vehicles, crude oil, aircraft, plastics, and chemicals.

Chief Exports. France's chief exports consist of machinery and transportation equipment, aircraft, plastics, chemicals, pharmaceutical products, iron and steel, and beverages.


Gross Domestic Product. France's GDP annual percent change was -0.2% for the year ended September 30, 2003.

Consumer Price Inflation. Frances's CPI annual percent change was 2.3% for the year ended September 30, 2003.

Unemployment Rate. France's unemployment rate was 9.5% for the year ended September 30, 2003.


The German Equity Markets

General Background. The history of Frankfurt as a financial center can be traced back to the early Middle Ages. Frankfurt had the right to issue coins as early as 1180; the first exchange office was opened in 1402. Germany has been without a central stock exchange, the position formerly held by the Berlin exchange, since 1945. Today there are eight independent stock exchanges, of which Dusseldorf and Frankfurt account for over three-quarters of the total volume. Frankfurt is the main exchange in Germany. Exchange securities are denominated in the Euro. Equities may be traded in Germany in one of three markets: (I) the official market, comprised of trading in shares which have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based on disclosure in the listing application; (ii) the "semi-official" unlisted market, comprised of trading in shares not in the official listing; and (iii) the unofficial, over-the-counter market, which is governed by the provisions of the Civil

Code and the Merchant Code and not by the provisions of any stock exchange. There is no stamp duty in Germany, but a nonresident capital gains tax may apply in certain circumstances.

Reporting, Accounting and Auditing. German reporting, accounting and auditing standards differ substantially from U.S. standards. In general, German corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. The total market capitalization of the Germany equity markets was approximately US$841 billion as of September 30, 2003.


Chief Industries. Germany's chief industries are among the world's largest and most technologically advanced producers of iron, steel, coal, cement, chemicals, machinery, vehicles, machine tools, electronics, food and beverages, shipbuilding, and textiles.

Chief Imports. Germany's chief imports consist of machinery, vehicles, chemicals, foodstuffs, textiles, and metals.

Chief Exports. Germany's chief exports consist of machinery, vehicles, chemicals, metals and manufactures, foodstuffs, and textiles.


Gross Domestic Product. Germany's GDP annual percent change was 0.2% for the year ended September 30, 2003.

Consumer Price Inflation. Germany's CPI annual percent change was 1.0% for the year ended September 30, 2003.

Unemployment Rate. Germany's unemployment rate was 9.5% for the year ended September 30, 2003.


The Hong Kong Equity Markets

General Background. Trading in equity securities in Hong Kong began in 1891 with the formation of the Association of Stockbrokers, which was changed in 1914 to the Hong Kong Stock Exchange. In 1921, a second stock exchange, The Hong Kong Stockbrokers' Association, was established. In 1947, these two exchanges were merged under the name The Hong Kong Stock Exchange Limited. Three additional exchanges, the Far East Exchange Limited (1969), The Kam Ngan Stock Exchange Limited (1971) and The Kowloon Stock Exchange (1972) also commenced trading activities. These four exchanges were unified in 1986 to form The Stock Exchange of Hong Kong Limited (the "SEHK"). The value of the SEHK constitutes more than 100% of Hong Kong's Gross Domestic Product. Trading on the SEHK is conducted in the post trading method, matching buyers and sellers through public outcry. Securities are denominated in the official unit of currency, the Hong Kong Dollar. Foreign investment in Hong Kong is generally unrestricted. All investors are subject to a small stamp duty and a stock exchange levy, but capital gains are tax-exempt.

Reporting, Accounting and Auditing. Hong Kong has significantly upgraded the required presentation of financial information in the past decade. Nevertheless, reporting, accounting and auditing practices remain significantly less rigorous than U.S. standards. In general, Hong Kong corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. The total market capitalization of the Hong Kong equity markets was approximately US$619 billion as of September 30, 2003.


Chief Industries. Hong Kong's chief industries are textiles, clothing, tourism, banking, shipping, electronics, plastics, toys, watches, and clocks.

Chief Imports. Hong Kong's chief imports consist of foodstuffs, transport equipment, raw materials, semi manufactures, petroleum, plastics, machinery, and electrical equipment.

Chief Exports. Hong Kong's chief exports consist of clothing, textiles, footwear, electrical appliances, watches and clocks, toys, plastics, and precious stones.


Gross Domestic Product. Hong Kong's GDP annual percent change was -0.5% for the year ended September 30, 2003.

Consumer Price Inflation. Hong Kong's CPI annual percent change was -3.2% for the year ended September 30, 2003.

Unemployment Rate. Hong Kong's unemployment rate was 8.0% for the year ended September 30, 2003.


The Italian Equity Markets


General Background. The regulatory structure of the Italian Stock Exchange changed radically in February 1997, when the Italian Stock Exchange Council set up a new private company, "Borsa Italiana Spa", which is now responsible for the regulation, promotion and management of the Stock Exchange, the unlisted securities market and the Italian Derivatives Market (the "IDEM").


In 1991, the Parliament passed legislation creating Societa de intermediazone mobiliare (SIMs). SIMS were created to regulate brokerage activities in the securities market and are allowed to trade on their own and for customers' accounts.


In November 1994, the IDEM started trading its first exchange-listed derivatives product, the Mib 30 index futures contract (Fib 30). In November 1995, the MIB30 Index option (MIBO30) began trading on the IDEM. In February 1996, options were introduced on single stocks, together with the transfer of all shares to a rolling settlement basis. In March 1998, the MIDEX Index contract, the futures contract on the 25 Mid-Cap Stock Index, was launched.


Access to the Italian trading system can be obtained directly through the terminals provided to users or indirectly through users' own front office systems (using Application Programming Interfaces). The latter allows the use of information, analytical and trading functions developed by the users.

Italy has one of the world's largest government securities markets. At the end of 1998, issues of treasury bills, notes and bonds outstanding totaled US$1,300 billion.

Reporting, Accounting and Auditing. Italian reporting, accounting and auditing practices are regulated by Italy's National Control Commission (Consob). These practices bear some similarities to United States standards. However, in general, Italian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely, less frequent and less consistent than that required of U.S. corporations. Italy is, however, moving toward more transparency: from 2000, for example, the law will require quarterly disclosure.


Size of Equity Markets. The total market capitalization of the Italian equity markets was approximately US$524 billion as of September 30, 2003.


Chief Industries. Italy's chief industries are tourism, machinery, iron and steel, chemicals, food processing, textiles, motor vehicles, clothing, footwear, and ceramics.

Chief Imports. Italy's chief imports consist of engineering products, chemicals, transport equipment, energy products, minerals and nonferrous metals, textiles and clothing, food, beverages, and tobacco.

Chief Exports. Italy's chief exports consist of engineering products, textiles and clothing, production machinery, motor vehicles, transport equipment, chemicals; food, beverages and tobacco, minerals, and nonferrous metals.


Gross Domestic Product. Italy's GDP annual percent change was 0.4% for the year ended September 30, 2003.

Consumer Price Inflation. Italy's CPI annual percent change was 2.9% for the year ended September 30, 2003.

Unemployment Rate. Italy's unemployment rate was 8.7% for the year ended September 30, 2003.


The Japanese Equity Markets

General Background. The Japanese stock market has a history of over 100 years beginning with the establishment of the Tokyo Stock Exchange Company Ltd. In 1878. Stock exchanges are located in eight cities in Japan (Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo). There is also an over-the-counter market. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks which are traded over-the-counter. The main activity of the regular exchange members is the buying and selling of securities on the floor of an exchange, both for their customers and for their own account. Japan is second only to the United States in aggregate stock market capitalization. Securities are denominated in the official unit of currency, the Japanese Yen. Takeover activity is negligible in Tokyo, and although foreign investors play a significant role, the trend of the market is set by the domestic investor. The statutory at-source withholding tax is 20% on dividends. There also is a transaction tax on share trades and a small stamp duty.

Reporting, Accounting and Auditing. Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. The total market capitalization of the Japanese equity markets was approximately US$2,700 billion as of September 30, 2003.


Chief Industries. Japan's chief industries are among world's largest and technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles, and processed foods.

Chief Imports. Japan's chief imports consist of fuels, foodstuffs, chemicals, textiles, and office machinery.

Chief Exports. Japan's chief exports consist of motor vehicles, semiconductors, office machinery, and chemicals.


Gross Domestic Product. Japan's GDP annual percent change was 3.0% for the year ended September 30, 2003.

Consumer Price Inflation. Japan's CPI annual percent change was -0.2% for the year ended September 30, 2003.

Unemployment Rate. Japan's unemployment rate was 5.1% for the year ended September 30, 2003.


The Malaysian Equity Markets


General Background. The securities industry in Malaysia dates back to the early 1930's. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (the "KLSE") was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of June 30, 1999, 458 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. There were 287 companies listed on the Second Board as of June 30, 1999. Over the years, the KLSE's close links with the Stock Exchange of Singapore (the "SES") has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 companies. The New Straits Times Industrial Index is an average of 30 industrial stocks.

Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the Fund, which suspended creations in response to the controls. This adversely affected the trading market for the shares of the iShares MSCI Malaysia Index Fund.


Reporting, Accounting and Auditing. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. The total market capitalization of the Malaysian equity markets was approximately US$151 billion as of September 30, 2003.


Chief Industries. Peninsular Malaysia's main industries are rubber and oil palm processing and manufacturing, light manufacturing industry, electronics, tin mining and smelting, logging and processing timber. Sabah's main industries are logging, and petroleum production. Sarawak's main industries are agriculture processing, petroleum production and refining, and logging.

Chief Imports. Malaysia's chief imports consist of electronics, machinery, petroleum products, plastics, vehicles, iron and steel and iron and steel products, and chemicals.

Chief Exports. Malaysia's chief exports consist of electronic equipment, petroleum and liquefied natural gas, wood and wood products, palm oil, rubber, textiles, and chemicals.


Gross Domestic Product. Malaysia's GDP annual percent change was 5.1% for the year ended September 30, 2003.

Consumer Price Inflation. Malaysia's CPI annual percent change was 1.3% for the year ended September 30, 2003.

Unemployment Rate. Malaysia's unemployment rate was 4.0% for the year ended September 30, 2003.


The Mexican Equity Markets


General Background. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (the "BMV"), which was established in 1894 and is located in Mexico City. The stock exchange is a private corporation whose shares are owned solely by its authorized members and operates under the stock market laws passed by the government. The National Banking and Securities Commission (the "CNV") supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists).


Reporting, Accounting and Auditing. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. The total market capitalization of the Mexican equity markets was approximately US$109 billion as of September 30, 2003.


Chief Industries. Mexico's chief industries are among world's largest and technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles, and processed foods.

Chief Imports. Mexico's chief imports consist of metalworking machines, steel mill products, agricultural machinery, electrical equipment, car parts for assembly, repair parts for motor vehicles, aircraft, and aircraft parts.

Chief Exports. Mexico's chief exports consist of manufactured goods, oil and oil products, silver, fruits, vegetables, coffee, and cotton.


Gross Domestic Product. Mexico's GDP annual percent change was 0.4% for the year ended September 30, 2003.

Consumer Price Inflation. Mexico's CPI annual percent change was 4.0% for the year ended September 30, 2003.

Unemployment Rate. Mexico's unemployment rate was 3.6% for the year ended September 30, 2003.


The Netherlands Equity Markets


General Background. Trading securities on the AEX Stock Exchange (the "AEX") (formerly the Amsterdam Stock Exchange) started at the beginning of the seventeenth century. The United East India Company was the first company in the world financed by an issue of shares, and such issue was effected through the exchange. The Netherlands claims the honor of having the oldest established stock exchange in existence. In 1611 a stock market began trading in the coffee houses along the Dam Square. A more formal establishment, the Amsterdam Stock Exchange Association, began trading industrial stocks in 1876, and until World War II, Amsterdam ranked after New York and London as the third most important stock market in the world. After the war, the Amsterdam Stock Exchange only gradually began to resume its activities, as members felt threatened by what they saw as an impending socialist order which would leave little of the stock market intact. Since the end of the war, the Dutch market has remained relatively neglected, as local companies have found it more favorable to use bank financing to meet their capital requirements. Trading in shares on the AEX may take place on the official market or on the parallel market, which is available to medium-sized and smaller companies that cannot yet meet the requirements demanded for the official market.


Reporting, Accounting and Auditing. Dutch reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Dutch corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. The total market capitalization of the Dutch equity markets was approximately US$543 billion as of September 30, 2003.


Chief Industries. The Netherlands' chief industries are among world's largest and technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles, and processed foods.

Chief Imports. The Netherlands' chief imports consist of agroindustries, metal and engineering products, electrical machinery and equipment, chemicals, petroleum, construction, microelectronics, and fishing.

Chief Exports. The Netherlands' chief exports consist of machinery and equipment, chemicals, fuels, and foodstuffs.


Gross Domestic Product. The Netherlands' GDP annual percent change was -1.1% for the year ended September 30, 2003.

Consumer Price Inflation. The Netherlands' CPI annual percent change was 2.1% for the year ended September 30, 2003.

Unemployment Rate. The Netherlands' unemployment rate was 4.2% for the year ended September 30, 2003.


The Pacific Ex-Japan Equity Markets

The Pacific ex-Japan equity markets are comprised of the equity markets from Australia, Hong Kong, New Zealand and Singapore.

General Background. Following is a general background description of the New Zealand equity market for which there is no iShares MSCI Index Fund.

Reporting, Accounting and Auditing. Reporting, accounting and auditing standards in the nations that make up the Pacific ex Japan equity markets differ substantially from U.S. standards. In general, these countries' corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. The total market capitalization of the combined equity markets of Australia, Hong Kong, New Zealand and Singapore was approximately US$1,280 billion as of September 30, 2003.

New Zealand. The New Zealand Stock Exchange (the "NZSE") was originated in the 1870's in four regions: Auckland, Thames, Dunedin and Reefton. In 1915, the Stock Exchange Association of New Zealand was formed. The Sharebrokers Act Amendment 1981governs the operations of the NZSE. During 1989, the Exchange changed from four separate entities to one. Additionally, a Board of Directors was appointed to replace the traditional council. The NZSE also appointed an independent Market Surveillance Panel and adopted revised Listing Rules. On June 24, 1991, they also eliminated the open outcry market and on August 1, 1992, introduced its FASTER system of electronic transfer and moved to fully automated clearing and settlement of trades.


Chief Industries. New Zealand's chief industries are food processing, wood and paper products, textiles, machinery, transportation equipment, banking and insurance, tourism, and mining.

Chief Imports. New Zealand's chief imports consist of machinery and equipment, vehicles and aircraft, petroleum, electronics, textiles, and plastics.

Chief Exports. New Zealand's chief exports consist of dairy products, meat, wood and wood products, fish, and machinery.


Gross Domestic Product. New Zealand's GDP annual percent change was 2.7% for the year ended September 30, 2003.

Consumer Price Inflation. New Zealand's CPI annual percent change was 1.5% for the year ended September 30, 2003.

Unemployment Rate. New Zealand's unemployment rate was 4.4% for the year ended September 30, 2003.


The Singaporean Equity Markets


General Background. The Stock Exchange of Singapore (the "SES") was formed in 1973 with the separation of the joint stock exchange with Malaysia, which had been in existence since 1938. The linkage between the SES and the KLSE remained strong as many companies in Singapore and Malaysia jointly listed on both exchanges, until January 1, 1990 when the dual listing was terminated. SES has a tiered market, with the formation of the second securities market, SESDAQ (Stock Exchange of Singapore Dealing and Automated Quotation System) in 1987. SESDAQ was designed to provide an avenue for small and medium-sized companies to raise funds for expansion. In 1990, SES introduced an over-the-counter ("OTC") market known as CLOB International, to allow investors access to international securities listed on foreign exchanges. SES also has a direct link with the National Association of Securities Dealers Automated Quotation ("NASDAQ") system, which was set up in March 1988 to allow traders in the Asian time zone access to selected securities on the U.S. OTC markets. This is made possible through a daily exchange of trading prices and volumes of the stocks quoted on NASDAQ. The Singapore Stock Exchange is one of the most developed in Asia and has a strong international orientation.


Reporting, Accounting and Auditing. Singaporean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Singaporean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Singaporean markets was approximately US$136 billion as of September 30, 2003.


Chief Industries. Singapore's chief industries are electronics, chemicals, financial services, oil drilling equipment, petroleum refining, rubber processing and rubber products, processed food and beverages, ship repair, entrepot trade, and biotechnology.

Chief Imports. Singapore's chief imports consist of machinery and equipment, mineral fuels, chemicals, and foodstuffs.

Chief Exports. Singapore's chief exports consist of machinery and equipment (including electronics), consumer goods, chemicals, and mineral fuels.


Gross Domestic Product. Singapore's GDP annual percent change was 3.9% for the year ended September 30, 2003.

Consumer Price Inflation. Singapore's CPI annual percent change was 0.7% for the year ended September 30, 2003.

Unemployment Rate. Singapore's unemployment rate was 5.9% for the year ended September 30, 2003.


The South African Equity Markets


General Background. The Johannesburg Stock Exchange (the "JSE"), the only stock exchange in South Africa, was initially founded in 1887. The JSE operates an equities market. However, many of the members of the JSE also participate in the trading of bonds and financial futures, with traditional options traded on an OTC basis. Introduced in November 1995, corporate limited liability membership with ownership by non-stockbrokers was established to supplement the present membership of partnerships, unlimited liability corporate members or sole traders. Foreigners are allowed by the JSE to operate as member firms.


Reporting, Accounting and Auditing. South African reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South African corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. As of September 30, 2003, the total market capitalization of the South African equity markets was approximately US$216 billion.


Chief Industries. South Africa's chief industries consist of mining (it is the world's largest producer of platinum, gold, chromium), automobile assembly, metal working, machinery, textile, iron and steel, chemicals, fertilizer and foodstuffs.

Chief Imports. South Africa's chief imports consist of machinery, foodstuffs and equipment, chemicals, petroleum products and scientific instruments.

Chief Exports. South Africa's chief exports consist of gold, diamonds, platinum, other metals, minerals, machinery and equipment.


Gross Domestic Product. South Africa's GDP annual percent change was 1.8% for the year ended September 30, 2003.

Consumer Price Inflation. South Africa's CPI annual percent change was 3.7% for the year ended September 30, 2003.

Unemployment Rate. South Africa's unemployment rate was 31.2% for the year ended September 30, 2003.

The South Korean Equity Markets

General Background. After the formation of South Korea in 1948, the government issued Farmland Compensation Bonds to landowners in exchange for their farmland, and Kunkuk Bonds to cover their financial debt. The Daehan Stock Exchange was established in 1956 to enable trading of these bonds. The South Korea Stock Exchange was established several years later. The government enacted the Securities and Exchange Law in January 1962 as part of the First Five Year Economic Plan. The law was intended to help South Korean companies arrange funds for economic development by using the stock market. Within a year the market boomed and crashed.

The Securities and Exchange Law was amended in April 1962 to impose stricter regulatory measures on the operation of the securities market. The stock exchange became a non-profit, government-owned corporation called the South Korea Stock Exchange. However, the securities market was unable to overcome the aftermath of the crash and entered a period of inactivity.

In 1967, as part of the Second Five Year Economic Plan, the government encouraged the public to invest in the stock market by increasing the number of listed companies and the acceptability of equity shares. Tax advantages were given to companies that went public. Further legislation was passed in 1972 to encourage share flotation in the belief that corporations would reduce their high financing costs by converting bank loans into share capital.

As a result of these market measures, the number of listed companies started to increase. The Securities and Exchange Commission and its executive body, the Securities Supervisory Board, were established to strengthen investor protection.

The South Korea Securities Settlement Corporation, since renamed the South Korea Depository Corporation (KSD), was set up in 1974 to act as the clearing agent for the stock exchange and as the central depository. In 1977, the South Korea Securities Computer Corporation was established as an electronic data processing center for the securities industry to enable members to transmit orders directly to the trading floor.

In 1981, the government announced its long-term plans for opening the South Korean securities market to foreigners. International investment trusts were established and the South Korea Fund and the South Korea Europe Fund were incorporated overseas. In 1985, the government began to allow some domestic corporations to issue convertible bonds, bonds with warrants and depository receipts overseas. The government also eased controls to allow domestic institutional investors to invest in foreign securities. In December 1988, a new, detailed plan was put forward for the internationalization of the capital market from 1989 to 1992. A more open capital market was proposed to improve the financial structure of domestic firms and to strengthen their international competitiveness. The firms would be given access to an expanded and revitalized domestic capital market and cheaper sources of financing in the international markets. The stock market began to be opened to foreign investors in January 1992.

Reporting, Accounting and Auditing. South Korean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South Korean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. The total market capitalization of the South Korean equity markets was approximately US$256 billion as of September 30, 2003.


Chief Industries. South Korea's chief industries are electronics, chemicals, financial services, oil drilling equipment, petroleum refining, rubber processing and rubber products, processed food and beverages, ship repair, entrepot trade, and biotechnology.

Chief Imports. South Korea's chief imports consist of machinery and equipment, mineral fuels, chemicals, and foodstuffs.

Chief Exports. South Korea's chief exports consist of machinery and equipment (including electronics), consumer goods, chemicals, and mineral fuels.

Gross Domestic Product. South Korea's GDP annual percent change was 1.9% for the year ended September 30, 2003.

Consumer Price Inflation. South Korea's CPI annual percent change was 3.7% for the year ended September 30, 2003.

Unemployment Rate. South Korea's unemployment rate was 3.7% for the year ended September 30, 2003.


The Spanish Equity Markets


General Background. The Securities Market Act (the "LMV") recognizes the following as official secondary markets: stock exchanges; the public debt market organized by the Bank of Spain; and futures and options markets. Stock exchanges in Spain (Madrid, Bilbao, Barcelona and Valencia) are the official secondary markets which trade shares and convertible bonds or those which grant the right of purchase or subscription. Issuers of shares go to the stock market as the primary market, where they formalize transactions or capital increases. Fixed-income securities (both governmental and private sector debt) are also traded on the stock market.

The organization and functioning of each stock exchange is the responsibility of each respective governing body (Sociedad Rectora), each of which is a limited company whose sole shareholders are the dealer-brokers and brokers and the stock exchanges themselves. The Sociedad de Bolsa, established by the four stock exchanges, is responsible for the technical management of the computerized trading system, which operates at a national level. Under the LMV, the National Securities Market Commission (the "CNMV") is responsible for supervising and inspecting the securities markets as well as the activity of all individuals and companies who deal with the markets. It has the power to punish and other functions.


These Spanish futures and options markets are organized by the holding company MEFF (Mercado Espanol de Futuros Financieros) Sociedad Holding and two subsidiaries: MEFF Renta Variable (equities), based in Madrid, and MEFF Renta Fija (fixed-income securities), based in Barcelona. MEFF Renta Variable manages the trading of options and futures on the Ibex-35 stock index, and individual options on certain shares. MEFF Renta Fija manages the trading of futures and options on interest rates and bonds.

Bonds, Treasury bills and debt issued by other public administrations and organizations are traded in the public debt market. These securities are also traded at the same time on the stock market, which has a specific trading system for them. The Bank of Spain's Book-Entry Office is responsible for supervising the public debt market.

Reporting, Accounting and Auditing. Spanish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Spanish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. The total market capitalization of the Spanish equity markets was approximately US$579 billion as of September 30, 2003.


Chief Industries. Spain's chief industries are textiles and apparel (including footwear), food and beverages, metals and metal manufactures, chemicals, shipbuilding, automobiles, machine tools, and tourism.

Chief Imports. Spain's chief imports consist of machinery and equipment, fuels, chemicals, semifinished goods, foodstuffs, consumer goods.

Chief Exports. Spain's chief exports consist of machinery, motor vehicles; foodstuffs, other consumer goods.


Gross Domestic Product. Spain's GDP annual percent change was 2.3% for the year ended September 30, 2003.

Consumer Price Inflation. Spain's CPI annual percent change was 2.7% for the year ended September 30, 2003.

Unemployment Rate. Spain's unemployment rate was 11.2% for the year ended September 30, 2003.

The Swedish Equity Markets

General Background. Organized trading of securities in Sweden can be traced back to 1776. Although the Stockholm Stock Exchange was founded in 1864, the real formation of a stock exchange in an international sense took place in 1901. The statutes of the Stock Exchange were modified in 1906 and, from the beginning of 1907, commercial banks were admitted as members. During the 1970s, the Stockholm market had low turnover and dull trading conditions. The market started to climb in 1980 and for several years Stockholm was one of the best performing stock markets, in terms of both price and volume growth. This regeneration of a market for risk capital was reflected in the large number of companies introduced in the early 1980s. The Stockholm Stock Exchange is structured on a membership basis, under the supervision of the Bank Inspection Board. The Board consists of 11 directors and one chief executive. The directors of the Board are elected by the Swedish government, the Association of the Swedish Chamber of Commerce, the Federation of Swedish Industries and the member companies of the Stock Exchange. There are three different markets for trading shares in Sweden. The dominant market is the A-1 list, for the largest and most heavily traded companies. The second market is the over-the-counter market, which is more loosely regulated than the official market and caters to small- and medium-sized companies. The third market is the unofficial parallel market, which deals in unlisted shares, both on and off the exchange floor. The shares most frequently traded on this market are those which have been de-listed from other markets and those that are only occasionally available for trading.


On July 1, 1999, the Stockholm Stock Exchange and OM Stockholm merged to create the OM Stockholm Exchange - OM Stockholmsborsen AB. In addition, the Stockholm Stock Exchange and the Copenhagen Stock Exchange have signed an agreement covering a common Nordic securities market, ("NOREX").

There are also two independent markets for options - the Swedish Options Market (the "OM") and the Swedish Options and Futures Exchange (the "SOFE"), which offer calls, puts and forwards on Swedish stocks and stock market indices.


Reporting, Accounting and Auditing. Swedish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swedish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations. The basic concepts used are historical cost, going concern, accrual basis, consistency and prudence.


Size of Equity Markets. The total market capitalization of the Swedish equity markets was approximately US$239 billion as of September 30, 2003.


Chief Industries. Sweden's chief industries are iron and steel, precision equipment (bearings, radio and telephone parts, armaments), wood pulp and paper products, processed foods, and motor vehicles.

Chief Imports. Sweden's chief imports consist of machinery, petroleum and petroleum products, chemicals, motor vehicles, iron and steel; foodstuffs, and clothing.


Chief Exports. Sweden's chief exports consist of machinery, motor vehicles, paper products, pulp and wood, iron and steel products, and chemicals.

Gross Domestic Product. Sweden's GDP annual percent change was 2.2% for the year ended September 30, 2003.

Consumer Price Inflation. Sweden's CPI annual percent change was 2.0% for the year ended September 30, 2003.

Unemployment Rate. Sweden's unemployment rate was 5.5% for the year ended September 30, 2003.


The Swiss Equity Markets

General Background. There are three principal stock exchanges in Switzerland, the largest of which is Zurich, followed by Geneva and Basle. The Geneva exchange is the oldest and was formally organized in 1850. The Basle and the Zurich exchanges were founded in 1876 and 1877, respectively. The Geneva Exchange is a corporation under public law and in Zurich and Basle the exchanges are institutions under public law. There are three different market segments for the trading of equities in Switzerland. The first is the official market, the second is the semi-official market, and the third is the unofficial market. On the official market, trading takes place among members of the exchange on the official trading floors. Trading in the semi-official market also takes place on the floors of the exchanges, but this market has traditionally been reserved for smaller companies not yet officially accepted on the exchange. Unofficial market trading is conducted by members and non-members alike. Typical trading on this market involves shares with small turnover. Both listed and unlisted securities can, however, be traded on this market.

Since July 1998, SWX has provided facilities for electronic trading in Eurobonds. Repo SWX, the first electronic market for repos with integrated clearing and settlement, was inaugurated in June 1999. In addition, SWX launched a new market segment for emerging-growth companies in July 1999, under the name SWX New Market. Eurex, the first trans-national derivatives market, is a co-operative venture between the SWX Swiss Exchange and Deutsche Borse Ag, each of which holds a 50% stake. Eurex is the largest derivative exchange in the world.

Reporting, Accounting and Auditing. Swiss reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swiss corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. The total market capitalization of the Swiss equity markets was approximately US$626 billion as of September 30, 2003.


Chief Industries. Switzerland's chief industries are machinery, chemicals, watches, textiles, and precision instruments.

Chief Imports. Switzerland's chief imports consist of machinery, chemicals, vehicles, metals, agricultural products, and textiles.

Chief Exports. Switzerland's chief exports consist of machinery, chemicals, metals, watches, and agricultural products.


Gross Domestic Product. Switzerland's GDP annual percent change was -1.0% for the year ended September 30, 2003.

Consumer Price Inflation. Switzerland's CPI annual percent change was 0.5% for the year ended September 30, 2003.

Unemployment Rate. Switzerland's unemployment rate was 3.8% for the year ended September 30, 2003.


The Taiwanese Equity Markets


General Background. The Taiwan Stock Exchange, in Taipei, is the only stock exchange in Taiwan. Its roots can be traced to the Land Reform Movement of 1953. The government bought tracts of land from large landowners and paid for them with bonds and shares in government-owned companies. The need to trade those shares and bonds gradually bred the formation of a fledging over-the-counter market. As the economy prospered, the importance of a securities market was recognized. The government established the Securities Market Research Committee to study the feasibility of a formal stock market. Consequently, the Securities and Exchange Commission was established on September 1, 1960, as a department of the Ministry of Finance. The Taiwan Stock Exchange (the "TSE") was founded a year later and officially commenced operation in February 1962.


In the exchange's first year, there were 18 listed companies with an average trading volume of TWD 1,647,760. By 1963, there were 23 listed companies; by 1980, there were 100; and by 2000 there were 531. As listings steadily increased, the market remained stable for several years. Since then, the number of brokerage firms has multiplied and limitations on foreign investors have recently been relaxed.

Reporting, Accounting and Auditing. Taiwanese reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Taiwanese corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. The total market capitalization of the Taiwanese equity markets was approximately US$340 billion as of September 30, 2003.


Chief Industries. Taiwan's chief industries are electronics, petroleum refining, chemicals, textiles, iron and steel, machinery, cement, and food processing.


Chief Imports. Taiwan's chief imports consist of machinery and electrical equipment, minerals, and precision instruments.

Chief Exports. Taiwan's chief exports consist of machinery and electrical equipment, metals, textiles, plastics, and chemicals.

Gross Domestic Product. Taiwan's GDP annual percent change was 4.2% for the year ended September 30, 2003.

Consumer Price Inflation. Taiwan's CPI annual percent change was -0.1% for the year ended September 30, 2003.

Unemployment Rate. Taiwan's unemployment rate was 5.5% for the year ended September 30, 2003.


The United Kingdom Equity Markets


General Background. The UK is Europe's largest equity market in terms of aggregate market capitalization. Trading is fully computerized under the SETS System for FTSE-100 (and 83 other) stocks and the Stock Exchange Automated Quotation System (the "SEAQ") operates for international equities. The London Stock Exchange exists alongside Tradepoint, while there is also a network of regional offices. The London Stock Exchange has the largest volume of trading in international equities in the world.

Reporting, Accounting and Auditing. Despite having a great deal of common purpose and common concepts, the accounting principles in the UK and the U.S. can lead to markedly different financial statements. In the global market for capital, investors may want to know about a company's results and financial position under their own principles. This is particularly so in the U.S. capital markets. The overriding requirement for a UK company's financial statements is that they give a 'true and fair' view. Accounting standards are an authoritative source as to what is and is not a true and fair view, but do not define it unequivocally. Ad hoc adaptations to specific circumstances may be required. In the U.S., financial statements are more conformed because they must be prepared in accordance with Generally Accepted Accounting Principles ("GAAP").

Size of Equity Markets. The total market capitalization of the United Kingdom equity markets was approximately US$2,100 billion as of September 30, 2003.


Chief Industries. United Kingdom's chief industries are machine tools, electric power equipment, automation equipment, railroad equipment, shipbuilding, aircraft, motor vehicles and parts, electronics and communications equipment, metals, chemicals, coal, petroleum, paper and paper products, food processing, textiles, clothing, and other consumer goods.

Chief Imports. United Kingdom's chief imports consist of manufactured goods, machinery, fuels, and foodstuffs


Chief Exports. United Kingdom's chief exports consist of manufactured goods, fuels, chemicals, food, beverages, and tobacco.

Gross Domestic Product. United Kingdom's GDP annual percent change was 2.0% for the year ended September 30, 2003.

Consumer Price Inflation. United Kingdom's CPI annual percent change was 2.8% for the year ended September 30, 2003.

Unemployment Rate. United Kingdom's unemployment rate was 5.0% for the year ended September 30, 2003.





THE MSCI EQUITY INDICES


In General. The MSCI Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI Indices to Morgan Stanley Capital International Inc. ("MSCI"), a Delaware corporation of which Morgan Stanley is the majority owner and The Capital Group of Companies, Inc. is the minority shareholder. The MSCI Equity Indices have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.


Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all equity indices, developed and emerging.

MSCI Equity Indices are notable for the depth and breadth of their coverage. MSCI's standard equity indices generally seeks to have 85% of the free float-adjusted market capitalization of a country's stock market reflected in the MSCI Index for such country. The MSCI Equity Indices seek to balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

Weighting. Effective May 31, 2002, all single-country MSCI Indices are free-float weighted, i.e., companies are included in the indices at the value of their free public float (free float, multiplied by price). MSCI defines "free float" as total shares excluding shares held by strategic investors such as governments, corporations, controlling shareholders and management, and shares subject to foreign ownership restrictions.

Regional Weights. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is critical to the calculation of certain combined developed and emerging market indices published by MSCI.


Selection Criteria. To construct relevant and accurate equity indices for the global institutional investor, MSCI undertakes an index construction process, which involves: (i) defining the equity universe, (ii) adjusting the total market capitalization of all securities in the universe for free float available to foreign investors. (iii) classifying the universe of securities under the Global Industry Classification Standard (the "GICS"), and (iv) selecting securities for inclusion according to MSCI's index construction rules and guidelines.

Defining the Universe. The index construction process starts at the country level, with the identification of all listed securities for that country. Currently, MSCI creates equity indices for 50 country markets globally. MSCI classifies each company and its securities in one and only one country. This allows securities to be sorted distinctly by their respective countries. In general, companies and their respective securities are classified as belonging to the country in which they are incorporated. All listed equity securities, or listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe.

Adjusting the Total Market Capitalization of Securities in the Universe for Free Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe using publicly available information. The process of free float adjusting market capitalization involves (i) defining and estimating the free float available to foreign investors for each security, using MSCI's definition of free float, (ii) assigning a free float-adjustment factor to each security, and (iii) calculating the free float-adjusted market capitalization of each security.

Classifying Securities Under the GICS. In addition to the free float-adjustment of market capitalization, all securities in the universe are assigned to an industry based hierarchy that describes their business activities. To this end, MSCI has designed, in conjunction with Standard & Poor's, the GICS. This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI's objective of reflecting broad and fair industry representation in its indices.


Selecting Securities for Index Inclusion. In order to ensure a broad and fair representation in the indices of the diversity of business activities in the universe, MSCI follows a "bottom-up" approach to index construction, building indices up to the industry group level. The bottom-up approach to index construction requires a thorough analysis and understanding of the characteristics of the universe. This analysis drives the individual security selection decisions, which aim to reflect the overall features of the universe in the country index. MSCI targets an 85% free float-adjusted market representation level within each industry group, within each country. The security selection process within each industry group is based on the careful analysis of: (i) each company's business activities and the diversification that its securities would bring to the index, (ii) the size (based on free float-adjusted market capitalization) and liquidity of securities. All else being equal, MSCI targets for inclusion the most sizable and liquid securities in an industry group. In addition, securities that do not meet the minimum size guidelines discussed below and/or securities with inadequate liquidity are not considered for inclusion, (iii) the estimated free float for the company and its individual share classes. Only securities of companies with estimated free float greater than 15% are, in general, considered for inclusion. Exceptions to this general rule are made only in significant cases, where not including a security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market.


Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's Inclusion Factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with an a free float of less than 15% that are included on an exceptional basis, the Estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates

Prices. The prices used to calculate the MSCI Indices are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. For the MSCI Indices, MSCI uses the FX rates published by WM Reuters at 4:00 p.m. London time. MSCI uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m. London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indices. The MSCI Indices are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI Indices, emphasis is also placed on continuity, replicability and minimizing turnover in the Indices. Maintaining the MSCI Indices involves many aspects, including additions to and deletions from the Indices and changes in number of shares and changes in Foreign Inclusion Factors ("FIFs") as a result of updated free float estimates.

Potential additions are analyzed not only with respect to their industry group, but also with respect to their industry or sub-industry group, in order to represent a wide range of economic and business activities. All additions are considered in the context of MSCI's methodology, including the index constituent eligibility rules and guidelines.

In assessing deletions, it is important to emphasize that indices must represent the full-investment cycle, including bull as well as bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalization, and/or declining liquidity, and yet are not deleted because they continue to be good representatives of their industry group.

As a general policy, changes in number of shares are coordinated with changes in FIFs to accurately reflect the investability of the underlying securities. In addition, MSCI continuously strives to improve the quality of its free float estimates and the related FIFs. Additional shareholder information may come from better disclosure by companies or more stringent disclosure requirements by a country's authorities. It may also come from MSCI's ongoing examination of new information sources for the purpose of further enhancing free float estimates and better understanding shareholder structures. When MSCI identifies useful additional sources of information, it seeks to incorporate them into its free float analysis.

Overall, index maintenance can be described by three broad categories of implementation of changes:
.. Annual full country index reviews that systematically re-assess the various dimensions of the equity universe for all countries and are conducted on a fixed annual timetable;
..  Quarterly index reviews, aimed at promptly reflecting other significant market events; and
.. Ongoing event-related changes, such as mergers and acquisitions, which are generally implemented in the indices rapidly as they occur.

Potential changes in the status of countries (stand-alone, emerging, developed) follow their own separate timetables. These changes are normally implemented in one or more phases at the regular annual full country index review and quarterly index review dates.

The annual full country index review for all the MSCI Standard Country Indices is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs on only three dates throughout the year: as of the close of the last business day of February, August and November. Any Country Indices may be impacted at the quarterly index review. MSCI Index additions and deletions due to quarterly index rebalancings are announced at least two weeks in advance.

INVESTMENT LIMITATIONS

The Board has adopted as fundamental policies each Fund's investment limitations, numbered one through nine. The Board has also adopted as fundamental the investment objectives of each Fund, other than the iShares MSCI South Africa Index Fund and the iShares MSCI Emerging Markets Index Fund. Each of the iShares MSCI South Africa Index Fund and the iShares MSCI Emerging Markets Index Fund may change its investment objective and its Underlying Index without a shareholder vote. The investment objectives of each Fund, other than the iShares MSCI South Africa Index Fund and the iShares MSCI Emerging Markets Index Fund, and the investment limitations for each Fund cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

No Fund will:


     1. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

     2. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Fund's assets);

     4. Purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer. (This restriction applies to each of the iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds only);

     5. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

     6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

     7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

     8.   Sell securities short; or

     9. Invest in commodities or commodity contracts, except that a Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

Industry concentration. Each of the iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds has the following concentration policy: With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, a Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Fund, the Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. A Fund may not concentrate its investments except as discussed above. The Board has adopted this policy as fundamental, which means that it may not be changed with respect to a Fund without the approval of the holders of a majority of that Fund's outstanding voting securities.

As of October 31, 2003, as a result of this policy with respect to industry concentration, each of the following Funds was concentrated (that is, invested 25% or more of its total assets) in the specified industries:

iShares MSCI Index Fund      Industry or Industries
----------------------------------------------------------------
Mexico                       Telecommunications
Singapore                    Banks
South Korea                  Electrical Components and Equipment

Each of the iShares MSCI Australia Index, iShares MSCI Austria Index, iShares MSCI Belgium Index, iShares MSCI Brazil Index, iShares MSCI Canada Index, iShares MSCI Emerging Markets Index, iShares MSCI EMU Index, iShares MSCI France Index, iShares MSCI Germany Index, iShares MSCI Hong Kong Index, iShares MSCI Italy Index, iShares MSCI Japan Index, iShares MSCI Malaysia Index, iShares MSCI Netherlands Index, iShares MSCI Pacific ex-Japan Index, iShares MSCI South Africa Index, iShares MSCI Spain Index, iShares MSCI Sweden Index, iShares MSCI Switzerland Index, iShares MSCI Taiwan Index and iShares MSCI United Kingdom Index Funds will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that the Fund will comply with the diversification requirements applicable to regulated investment companies of the Internal Revenue Code, any underlying Treasury regulations or any successor provision.

As of October 31, 2003, as a result of this policy with respect to industry concentration, each of the following Funds was concentrated (that is, held 25% or more of its total assets) in the specified industries:

iShares MSCI Index Fund      Industry or Industries
---------------------------------------------------
Australia                    Banks
Belgium                      Banks
Hong Kong                    Real Estate
Pacific ex-Japan             Banks
South Africa                 Mining
Spain                        Banks
Switzerland                  Pharmaceuticals
Taiwan                       Semiconductors

In addition to the investment limitations adopted as fundamental as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:


     1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Company may vote the investment securities owned by each Fund in accordance with its views; or

     2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.


For purposes of the percentage limitation on each Fund's investments in illiquid securities, foreign equity securities, though not registered under the Securities Act of 1933 (the "Securities Act"), are not deemed illiquid with respect to each Fund if they are otherwise readily marketable. Such securities ordinarily are considered to be "readily marketable" if they are traded on an exchange or other organized market and are not legally restricted from sale by the Fund. BGFA monitors the liquidity of restricted securities in each Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:


     1.   The frequency of trades and quotes for the security;

     2. The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

     3.   Dealer undertakings to make a market in the security; and

     4. The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of iShares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of iShares are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent iShares, and sells such iShares directly to customers, or if it chooses to couple the creation of a supply of new iShares with an active selling effort involving solicitation of secondary market demand for iShares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in iShares, whether or not participating in the distribution of iShares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to iShares are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the AMEX is satisfied by the fact that the prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.


MANAGEMENT OF THE COMPANY


Directors and Officers. The Board has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified.

iShares, Inc., iShares Trust, Master Investment Portfolio and Barclays Global Investors Funds, each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director also serves as a Trustee for iShares Trust and, as a result, oversees a total of 82 funds within the fund complex. In addition, Richard K. Lyons and Lee T. Kranefuss each serve as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and, as a result, oversees an additional 25 portfolios within the fund complex.

                                              Directors and Officers

-----------------------------------------------------------------------------------------------------------------
Name (age) Address           Position               Principal Occupation(s)         Other Directorships Held by
                                                    During the Past 5 Years         Directors and Officers
-----------------------------------------------------------------------------------------------------------------
Interested Directors
-----------------------------------------------------------------------------------------------------------------
*Lee T. Kranefuss (42)       Interested Director,   Chief Executive Officer of      Trustee (since June 18, 2003)
Barclays Global Investors    Chairman, and          Intermediary Investors and      of iShares Trust; Board of
45 Fremont Street San        President (since       Exchange Traded Products        Trustees (since 2001) for
Francisco, CA 94105          June 18, 2003)         Business of BGI (since 2003);   Barclays Global Investors
                                                    Chief Executive Officer of      Funds and Master Investment
                                                    the Individual Investor         Portfolio.
                                                    Business of BGI (1997-2003).
-----------------------------------------------------------------------------------------------------------------
*Nathan Most (89)            Interested Director    Consultant to BGI               Trustee (since 2000) and
PO Box 193                   (since December 16,    (1998-2002), American Stock     President (2000-2002) of
Burlingame, CA 94011         1996)                  Exchange (1996-2000) and the    iShares Trust
                                                    Hong Kong Stock Exchange
                                                    (since 1998); Consultant to
                                                    the Amsterdam Stock Exchange
                                                    (1997-1998); Consultant to
                                                    the Pacific Stock Exchange
                                                    (1997-1998).
-----------------------------------------------------------------------------------------------------------------
*John E. Martinez (42)       Interested Director    Co-CEO of Global Index and      Trustee (since December 5,
444 Yale Avenue              (since December 5,     Markets Group of BGI            2003) of iShares Trust;
Kensington, CA 94708         2003)                  (2001-2003); Chairman of        Director (since November
                                                    Barclays Global Investors       2003) of Barclays Global
                                                    Services (2000-2003); CEO of    Investors UK Holdings.
                                                    Capital Markets Group of
                                                    Barclays Global Investors
                                                    (1996-2001).
-----------------------------------------------------------------------------------------------------------------
Independent Directors
-----------------------------------------------------------------------------------------------------------------
John B. Carroll (68)         Independent Director   Retired Vice President of       Trustee (since 2002) of
520 Main Street              (since December 16,    Investment Management           iShares Trust; Trustee and
Ridgefield, CT 06877         1996)                  (1984-2000) of Verizon          member of the Executive
                                                    Corporation; Advisory Board     Committee (since 1991) of The
                                                    member of Ibbotson Associates   Common Fund Institutional
                                                    (1992-1998); former Vice        Funds, a non-profit
                                                    Chairman and Executive          organization; Member of the
                                                    Committee Member (1994-1998)    Board of Managers of JP
                                                    of the Committee on             Morgan Private Equity Funds.
                                                    Investment of Employee
                                                    Benefit Assets of the
                                                    Financial Executive
                                                    Institute.
-----------------------------------------------------------------------------------------------------------------
Richard K. Lyons (42)        Independent Director   Professor, University of        Trustee (since 2000) of
Haas School of Business,     (since February 28,    California, Berkeley: Haas      iShares Trust; Trustee (since
UC Berkeley                  2002)                  School of Business (since       2001) of Master Investment
Berkeley, CA 94720                                  1993); Consultant for IMF       Portfolio and Barclays Global
                                                    World Bank, Federal Reserve     Investors Funds; Board of
                                                    Bank, and Citibank N.A.         Trustees: Matthews Asian
                                                    (since 2000).                   Funds since 1995 (oversees 6
                                                                                    portfolios).
-----------------------------------------------------------------------------------------------------------------

----------

<F1>
* Lee Kranefuss, Nathan Most and John Martinez are deemed to be "interested persons" (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds' investment advisor, and BGI, the parent company of BGFA.

-----------------------------------------------------------------------------------------------------------------
Name (age) Address           Position               Principal Occupation(s)         Other Directorships Held by
                                                    During the Past 5 Years         Directors and Officers
-----------------------------------------------------------------------------------------------------------------
Independent Directors
-----------------------------------------------------------------------------------------------------------------
George C. Parker (64)        Independent            Dean Witter Distinguished       Trustee (since 2000) of
Graduate School of Business  Director (since        Professor of Finance (since     iShares Trust; Bailard, Biehl
                             February 28, 2002)     1994); Associate Dean for       and Kaiser, Inc. (since
(Room K301)                                         Academic Affairs, Director of   1985); California Casualty
Stanford University                                 MBA Program, and Professor,     Group of Insurance Companies
521 Memorial Way                                    Stanford University: Graduate   (since 1978); Continental
Stanford, CA 94305                                  School of Business              Airlines, Inc. (since 1996);
                                                    (1993-2001).                    Community First Financial
                                                                                    Group (since 1995);
                                                                                    Dresdner/RCM Mutual Funds
                                                                                    (1994-2002); Tyon Ranch
                                                                                    Company (since 1999).
-----------------------------------------------------------------------------------------------------------------
W. Allen Reed (56)           Independent            President and Chief Executive   Trustee (since 2002) of
General Motors Investment    Director (since        Officer (since 1994) of         iShares Trust; Director
Management Corp.             December 16, 1996)     General Motors Investment       (since 1994) of General
767 Fifth Avenue                                    Management Corporation.         Motors Investment Management
New York, NY 10153                                                                  Corporation; Director
                                                                                    (1995-1998) of Taubman
                                                                                    Centers, Inc. (a real estate
                                                                                    investment trust); Director
                                                                                    (since 1992) of FLIR Systems
                                                                                    (an imaging technology
                                                                                    company); Director (since
                                                                                    1994) of General Motors
                                                                                    Acceptance Corporation;
                                                                                    Director (since 1994) of GMAC
                                                                                    Insurance Holdings, Inc.;
                                                                                    Director (since 1995) of
                                                                                    Global Emerging Markets Fund;
                                                                                    Director (since 2000) of
                                                                                    Temple Inland Industries;
                                                                                    Chairman (since 1995) of the
                                                                                    Investment Advisory Committee
                                                                                    of Howard Hughes Medical
                                                                                    Institute.
-----------------------------------------------------------------------------------------------------------------
Officer
-----------------------------------------------------------------------------------------------------------------
Michael Latham (38)          Secretary,             Chief Financial Officer of      None.
Barclays Global Investors    Treasurer and          the Intermediary Investors
45 Fremont Street            Principal              and Exchange Traded Products
San Francisco, CA 94105      Financial Officer      Business of BGI (since 2003);
                             (since February        Director of Mutual Fund
                             28, 2002)              Delivery in the U.S.
                                                    Individual Investor Business
                                                    of BGI (2000-2003); Head of
                                                    Operations, BGI Europe
                                                    (1997-2000).
-----------------------------------------------------------------------------------------------------------------

The following table sets forth, as of December 31, 2002, the dollar range of equity securities beneficially owned by each Director in the Funds and in other registered investment companies overseen by the Director within the same family of investment companies as the Company.



--------------------------------------------------------------------------------------------------------------
Name of Director     Name of Fund                              Dollar Range of       Aggregate Dollar Range of
                                                               Equity Securities     Equity Securities in All
                                                               in the Fund           Registered Investment
                                                                                     Companies Overseen by
                                                                                     Director in Family of
                                                                                     Investment Companies
--------------------------------------------------------------------------------------------------------------
Garrett F. Bouton*   iShares MSCI EAFE                         Over $100,000         Over $100,000
                     iShares Russell 2000 Growth               Over $100,000
--------------------------------------------------------------------------------------------------------------
John B. Carroll      None                                      Not Applicable        Not Applicable
--------------------------------------------------------------------------------------------------------------
Richard K. Lyons     iShares S&P 500                           $1- $10,000           Over $100,000
                     iShares Lehman 1-3 Year Treasury Bond     Over $100,000
                         Fund
--------------------------------------------------------------------------------------------------------------
Nathan Most          iShares Russell 2000                      Over $100,000         Over $100,000
                     iShares S&P Midcap 400                    Over $100,000
--------------------------------------------------------------------------------------------------------------
George C. Parker     iShares Dow Jones U.S. Technology Sector  $10,001- $50,000      Over $100,000
                     iShares MSCI France                       $10,001- $50,000
                     iShares MSCI South Korea                  $10,001- $50,000
                     iShares MSCI Mexico                       $10,001- $50,000
                     iShares MSCI Singapore                    $10,001- $50,000
                     iShares MSCI United Kingdom               $10,001- $50,000
                     iShares Russell 1000 Value                Over $ 100,000
                     iShares S&P 100 Index                     $50,001 - $100,000
                     iShares S&P Global 100                    $10,001- $50,000
                     iShares S&P MidCap 400/Barra Value        $10,001- $50,000
--------------------------------------------------------------------------------------------------------------
W. Allen Reed        None                                      Not Applicable        Not Applicable
--------------------------------------------------------------------------------------------------------------

<F1>
*Served as Director through June 17, 2003.



None of the disinterested directors (Messrs. Most, Carroll, Lyons, Parker and
Reed) or their immediate family members own beneficially or of record any securities of BGFA (the Fund's investment advisor), SEI (the Fund's distributor) or any person controlling, controlled by or under common control with, BGFA or SEI.

Committees of the Board of Directors. Each Independent Director serves on the Audit and Nominating Committees of the Board of Directors. The purposes of the Audit Committee are to assist the Board of Directors (1) in its oversight of the Company's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company; (2) in its oversight of the Company's financial statements and the independent audit thereof; (3) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (4) in evaluating the independence of the independent accountants. The Audit Committee of the Company met four times during the fiscal year ended August 31, 2003.

The Nominating Committee nominates individuals for Independent Director membership on the Board. The Nominating Committee evaluates candidates' qualifications for board membership, including their independence from the investment adviser and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate. In addition, the Nominating Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act"), in conjunction with shareholder meeting to consider the election of Directors. The Nominating Committee did not meet during the fiscal year ended August 31, 2003.

Approval of Investment Advisory Contracts. The Company has entered into two investment advisory contracts with BGFA. One such investment advisory contract relates to the iShares MSCI Singapore Index Fund and the other investment advisory contract relates to each of the Company's other Funds (collectively, the "Investment Advisory Agreements"). Under Section 15(c) of the 1940 Act, the Board is generally required to approve each of the Company's Investment Advisory Agreements annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of each Investment Advisory Agreement. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

Before approving the Investment Advisory Agreements, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under each Investment Advisory Agreement as well as any other servicing relationships between the Company and BGFA or its affiliates. The Board analyzed the Company's contractual fees, including the investment advisory fee, as well as administration and Rule 12b-1 distribution fees, if any.

The Board also reviewed statistical information regarding the performance and expenses of the Funds. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for the Funds, the Board reviewed the performance information for a group of funds that BGFA determined was similar to each Fund ("Peer Group") and an appropriate broad-based market index. The Board then reviewed a comparison of each Fund's advisory fee, other fees and total expense ratio to other funds in the Peer Group.

During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to BGFA and its affiliates for advisory and other services provided to the Funds. The Board also reviewed information pertaining to the fee structure for the Funds and considered whether alternative fee structures (i.e., breakpoint or flat fee structures, as applicable, or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in the Funds' asset levels.

In addition, the Board analyzed BGFA's background and services that it provides to the Funds. For example, the Board reviewed and discussed the investment philosophy and experience of BGFA. The Board also considered the background and experience of the senior management of BGFA and the level of attention given to the Funds by senior investment personnel of BGFA. In addition to the above considerations, the Board also analyzed BGFA's indexing strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from BGFA and reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Funds. The Board recognized that BGFA has the size, visibility and resources to attract and retain highly qualified investment professionals. Similarly, the Board reviewed BGFA's ability to provide a competitive compensation package to its employees such that each entity would be able to attract and retain high-quality employees.

Based on the above analysis, the Board determined that each of the Investment Advisory Agreements, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination was based on the following factors as discussed above: (i) level of profits realized by BGFA from its advisory arrangement with each Fund; (ii) an analysis of advisory fees paid by each Fund compared to other similar funds; (iii) the scope of BGFA's background and experience; and (iv) the quality of services provided by BGFA.

Remuneration of Directors and Officers. The Company pays each Director an annual retainer of $32,500. The Company also reimburses each Director for travel and other out-of-pocket expenses incurred by him in connection with attending such meetings.

The table below sets forth the compensation paid to each Director during the calendar year ended December 31, 2002:

-------------------------------------------------------------------------------------
                                       Pension or
                                       Retirement                           Total
                        Aggregate       Benefits                          Estimated
                        Estimated       Accrued          Estimated      Compensation
                      Compensation     As Part of         Annual       from the Fund
                        from the        Company        Benefits Upon      and Fund
 Name of Director        Company        Expenses*       Retirement*      Complex****
Garrett F.Bouton***   $          0   Not Applicable   Not Applicable   $            0
John B. Carroll       $     32,500   Not Applicable   Not Applicable   $       65,000
Richard K. Lyons      $     32,500   Not Applicable   Not Applicable   $       90,000**
Nathan Most           $     12,500   Not Applicable   Not Applicable   $       25,000
George G.C. Parker    $     32,500   Not Applicable   Not Applicable   $       65,000
W. Allen Reed         $     32,500   Not Applicable   Not Applicable   $       65,000
-------------------------------------------------------------------------------------

<F1>
* No Director or Officer is entitled to any pension or retirement benefits from the Company.
<F2>
** Includes compensation as Trustee for Barclays Global Investors Funds and Master Investment Portfolio, investment companies with 25 portfolios also advised by BGFA.
<F3>
***  Served as Director through June 17, 2003.
<F4>
**** Includes compensation as Trustee of iShares Trust, an investment company with over 50 investment portfolios also advised by BFGA.

Directors and officers of the Company collectively owned less than 1% of each of the Company's outstanding shares as of December 2, 2003.

Code of Ethics. The Company, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes are on public file with, and are available from, the SEC.


     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Although the Company does not have information concerning the beneficial ownership of iShares held in the names of DTC participants, as of December 19, 2003, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

iShares MSCI                                                      Percentage of
Index Fund             Name                                           Ownership
--------------------   -----------------------------------   ------------------

Australia              Brown Bros. Harriman & Co.                         14.12%
                       Merrill Lynch                                       8.59%
                       Charles Schwab & Co., Inc.                         18.39%
                       Mellon                                              6.87%

Austria                Merrill Lynch                                      26.41%
                       Charles Schwab & Co., Inc.                         11.46%
iShares MSCI                                                      Percentage of
Index Fund             Name                                           Ownership
--------------------   -----------------------------------   ------------------
                       Citigroup Global Markets                            9.21%
                       National Financial Services LLC                    10.01%

Belgium                Goldman, Sachs & Co.                                6.65%
                       Merrill Lynch                                      28.73%
                       Charles Schwab & Co., Inc.                         12.39%
                       American Express                                    5.13%
                       Spear, Leeds & Kellogg                             10.66%
                       National Financial Services LLC                     6.21%

Brazil                 Morgan Stanley & Co.                               55.60%
                       Credit Suisse First Boston LLC                      6.77%

Canada                 Brown Bros. Harriman & Co.                          7.48%
                       Charles Schwab & Co., Inc.                          6.64%
                       Northern Trust Company                             25.63%
                       State Street Bank & Trust Co.                      25.28%
                       Mellon                                              8.21%

Emerging Markets       Brown Bros. Harriman & Co.                          8.20%
                       Merrill Lynch                                       6.71%
                       Charles Schwab & Co., Inc.                          8.79%
                       Citibank, NA                                        6.40%
                       Northern Trust Company                              7.69%

EMU                    Brown Bros. Harriman & Co.                         20.18%
                       Morgan Stanley & Co.                                7.44%
                       Merrill Lynch                                       8.68%
                       Charles Schwab & Co., Inc.                          7.15%
                       Citigroup Global Markets                            5.55%
                       Rush & Co./Swiss American                           6.62%

France                 Brown Bros. Harriman & Co.                         12.08%
                       Merrill Lynch                                      20.99%
                       Charles Schwab & Co., Inc.                          7.23%
                       Citibank, NA                                        9.96%
                       Spear, Leeds & Kellogg                              5.68%
                       Mellon                                              7.20%

Germany                Goldman, Sachs & Co.                               17.70%
                       Brown Bros. Harriman & Co.                          5.77%
                       Merrill Lynch                                       9.86%
                       Charles Schwab & Co., Inc.                          6.21%
                       National Financial Services LLC                     5.14%

Hong Kong              Brown Bros. Harriman & Co.                         10.96%
                       Morgan Stanley & Co.                               10.09%
                       Merrill Lynch                                       6.28%
                       Charles Schwab & Co., Inc.                          5.96%
                       Deutsche Bank Securities                            5.65%
                       National Financial Services LLC                     5.04%
                       JP Morgan                                           6.05%

Italy                  Brown Bros. Harriman & Co.                         13.32%
                       Morgan Stanley & Co.                                6.61%
                       Merrill Lynch                                      18.10%
                       Charles Schwab & Co., Inc.                          6.12%
                       Citibank, NA                                        5.95%
iShares MSCI                                                      Percentage of
Index Fund             Name                                           Ownership
--------------------   -----------------------------------   ------------------
Japan                  Goldman, Sachs & Co.                                8.73%
                       Brown Bros. Harriman & Co.                          7.18%
                       Merrill Lynch                                       8.91%
                       Charles Schwab & Co., Inc.                          6.33%
                       Northern Trust Company                              5.25%
                       State Street Bank & Trust Co.                       5.19%

Malaysia               Goldman, Sachs & Co.                                6.31%
                       Brown Bros. Harriman & Co.                         12.29%
                       Merrill Lynch                                       5.62%
                       State Street Bank & Trust Co.                      15.83%

Mexico                 Goldman Sachs International Limited                 7.02%
                       Merrill Lynch                                      19.27%
                       Charles Schwab & Co., Inc.                          5.07%
                       Bear Stearns Securities Corp.                      11.44%
                       Investors Bank & Trust Company                      7.02%
                       State Street Bank & Trust Co.                       5.40%

Netherlands            Brown Bros. Harriman & Co.                          7.60%
                       Morgan Stanley & Co.                                8.30%
                       Merrill Lynch                                      25.90%
                       Citibank, NA                                        6.07%
                       Spear, Leeds & Kellogg                              7.03%
                       Rush & Co./Swiss American                           5.17%
                       National Financial Services LLC                     6.89%

Pacific ex-Japan       Brown Bros. Harriman & Co.                         14.09%
                       Merrill Lynch                                       6.12%
                       Charles Schwab & Co., Inc.                          8.28%
                       Citibank, NA                                        6.52%
                       Citigroup Global Markets                            5.29%

Singapore              Brown Bros. Harriman & Co.                         16.96%
                       Morgan Stanley & Co.                               17.96%
                       JP Morgan                                           6.61%
                       Mellon                                              9.46%

South Africa           State Street Bank & Trust Co.                      78.72%

South Korea            Brown Bros. Harriman & Co.                         24.38%
                       Morgan Stanley & Co.                                9.74%
                       Merrill Lynch                                      13.04%
                       Citigroup Global Markets                            6.73%
                       Mellon                                              9.02%

Spain                  Merrill Lynch                                       7.26%
                       Charles Schwab & Co., Inc.                          9.05%
                       Citigroup Global Markets                            5.47%
                       Spear, Leeds & Kellogg                             13.72%
                       National Financial Services LLC                     5.49%

Sweden                 Brown Bros. Harriman & Co.                          8.79%
                       Merrill Lynch                                      13.70%
                       Charles Schwab & Co., Inc.                          6.76%
                       Spear, Leeds & Kellogg                              9.99%
                       National Financial Services LLC                     5.08%
                       State Street Bank & Trust Co.                       8.78%
iShares MSCI                                                      Percentage of
Index Fund             Name                                           Ownership
--------------------   -----------------------------------   ------------------
Switzerland            Brown Bros. Harriman & Co.                         41.80%
                       Merrill Lynch                                       7.64%
                       Charles Schwab & Co., Inc.                          5.28%
                       Citibank, NA                                        5.54%
                       Rush & Co./Swiss American                           9.15%

Taiwan                 Brown Bros. Harriman & Co.                         21.53%
                       Citigroup, NA                                       6.77%
                       State Street Bank & Trust Co.                      16.03%
                       State Street on behalf of Deutche
                       Bank                                                5.32%
                       Mellon                                              8.65%

United Kingdom         Brown Bros. Harriman & Co.                         17.22%
                       Merrill Lynch                                       5.03%
                       Citibank, NA                                       10.24%

INVESTMENT ADVISORY, ADMINISTRATIVE AND DISTRIBUTION SERVICES

Investment Advisor. Barclays Global Fund Advisors ("BGFA") acts as investment advisor to the Company and, subject to the supervision of the Board, is responsible for the investment management of each Fund. BGFA is a California corporation indirectly owned by Barclays Bank PLC, and is registered as an investment advisor under the Investment Advisers Act of 1940. BGFA and its parent, Barclays Global Investors, N.A., manage, administer or advise assets aggregating in excess of $952 billion as of September 30, 2003.

BGFA has entered into two investment advisory contracts with the Company, one such investment advisory contract, dated May 8, 2000, relates to the iShares MSCI Singapore Index Fund, and the other investment advisory contract, dated December 19, 2001, relates to each of the other Funds included in this SAI (collectively, the "Investment Advisory Agreements"). Under the Investment Advisory Agreements, BGFA, subject to the supervision of the Company's Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. BGFA may enter into subadvisory agreements with additional investment advisors to act as subadvisors with respect to particular Fund. BGFA will pay subadvisors, if any, out of the fees received by BGFA. BGFA is responsible for (i) placing purchase and sale orders, (ii) providing continuous supervision of the investment portfolio of each Fund, and
(iii) the general management of the Company's affairs.

For its investment management services to the iShares MSCI Brazil Index, iShares MSCI South Africa Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, BGFA is paid management fees equal to each of those Fund's allocable portion of: 0.74% per year of the aggregate net assets of those Funds less than or equal to $2 billion, plus 0.69% per year of the aggregate net assets of those Funds between $2 billion and $4 billion, plus 0.64% per year of the aggregate net assets of those Funds greater than $4 billion; for its investment management services to the iShares MSCI Pacific ex-Japan Index Fund, BGFA is paid management fees equal to 0.50% per year of the net assets of that Fund; for its investment management services to the iShares MSCI Emerging Markets Index Fund, BGFA is paid management fees equal to 0.75% per year of the net assets of that Fund; for its investment management services to each of the other Funds included in this SAI, BGFA is paid a fee equal to each of those Fund's allocable portion of: 0.59% per year of the aggregate net assets of those Funds less than or equal to $7 billion, plus 0.54% per year of the aggregate net assets of those Funds between $7 billion and $11 billion, plus 0.49% per year of the aggregate net assets of those Funds in excess of $11 billion.

Pursuant to the Investment Advisory Agreement for each of the Funds with the exception of the iShares MSCI Singapore Index Fund, BGFA is responsible for the payment of all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, any brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses. Under the Investment Advisory Agreement for the iShares MSCI Singapore Index Fund, the Fund pays its own expenses and BGFA receives fees equal to the difference between such expenses and the specified rates for the iShares MSCI Singapore Index Fund (subject to the exceptions noted in the previous sentence) and reimburses expenses to the extent necessary to cause the iShares MSCI Singapore Index Fund's expenses to be at the specified rates (again, subject to the same exceptions). The following table sets forth the management fees paid by each Fund for the periods noted below.

                    Fiscal Year      Fiscal Year         Fiscal Year
                       Ended           Ended               Ended
                     August 31,      August 31,          August 31,
Fund                    2001            2002                2003
---------------------------------------------------------------------
Australia          $     113,828   $      327,154      $      484,058
Austria            $           0   $       52,808      $      100,716
Belgium            $           0   $       37,985      $      116,502
Brazil             $       9,271   $      637,828      $      453,177
Canada             $       3,760   $      181,343      $    2,434,382
Emerging Markets             N/A              N/A      $      322,206/(1)/
EMU                $      86,333   $      489,430      $      836,046
France             $     177,550   $      259,112      $      283,982
Germany            $     406,730   $      521,451      $      498,846
Hong Kong          $     153,909   $      380,665      $      792,826
Italy              $      86,114   $      139,606      $      171,764
Japan              $   2,011,201   $    2,733,089      $    4,549,589
Malaysia           $     179,613   $      394,527      $      458,706
Mexico             $      32,399   $      496,588      $      327,547
Netherlands        $      60,956   $       94,688      $      114,891
Pacific ex-Japan             N/A   $      205,239/(2)/ $      784,366
Singapore          $     153,096   $      252,406      $      311,428
South Africa                 N/A              N/A      $      292,742/(3)/
South Korea        $      22,313   $      520,694      $      850,510
Spain              $      63,808   $       88,489      $      209,475
Sweden             $       7,760   $       37,202      $       76,324
Switzerland        $      72,584   $      148,854      $      171,116
Taiwan             $     181,157   $      914,919      $    1,100,203
United Kingdom     $     432,898   $      587,967      $      863,775

----------
(1)  For the period April 7, 2003 (inception date) through August 31, 2003.
(2)  For the period October 25, 2001 (inception date) through August 31, 2002.
(3)  For the period February 3, 2003 (inception date) through August 31, 2003.

Prior to the December 28, 2001 execution of the Investment Advisory Agreement for each Fund except the iShares MSCI Singapore Index Fund, each of these Funds paid its own expenses and BGFA received fees equal to the difference between such expenses and specified rates (subject to the exceptions noted above) or reimbursed expenses to the extent necessary to cause such Fund's expenses to be at such specified rates (again, subject to the same exceptions). (As discussed above, this Investment Advisory Agreement currently remains in effect for the iShares MSCI Singapore Index Fund.) The net advisory fees and total expenses of each such Fund were not affected by the December 28, 2001 changes to the Investment Advisory Agreement.

For the fiscal year ended August 31, 2001, BGFA reimbursed the iShares MSCI Austria Index Fund in the amount of $14,481 and reimbursed the iShares MSCI Belgium Index Fund in the amount of $3,325. BGFA did not reimburse any of the other Funds included in this SAI for the fiscal year ended August 31, 2001. For the fiscal years ended August 31, 2002 and August 31, 2003, BGFA did not reimburse any of the Funds included in this SAI.

The Investment Advisory Agreements with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreements with respect to each Fund are terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. Each Investment Advisory Agreement is also terminable upon 60 days' notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the iShares, but (ii) would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment advisor, administrator, transfer agent or custodian to the Funds or from purchasing iShares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Company without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Company. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Company. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

Administrator, Custodian and Transfer Agent. Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian and transfer agent for the Funds. Investors Bank's principal address is 200 Clarendon Street, Boston, MA 02111. Under the Administration Agreement with the Company, Investors Bank provides necessary administrative services for the maintenance and operations of the Company and each Fund. In addition, Investors Bank makes available the office space, equipment, personnel and facilities required to provide such services. Under the Custodian Agreement with the Company, Investors Bank maintains in separate accounts cash, securities and other assets of the Company and each Fund, keeps all necessary accounts and records, and provides accounting and other services. Investors Bank is required, upon the order of the Company, to deliver securities held by Investors Bank and to make payments for securities purchased by the Company for each Fund. Also, under a Delegation Agreement, Investors Bank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Company, Investors Bank acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Company. As compensation for the foregoing services, Investors Bank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the iShares MSCI Singapore Index Fund directly and by BGFA from its management fee for all Funds other than iShares MSCI Singapore Index Fund.

The following table sets forth the administration, custodian and transfer agency expenses of each Fund for the periods noted.

                    Fiscal Year        Fiscal Year            Fiscal Year
                  Ended August 31,  Ended August 31,       Ended August 31,
Fund                 2001/(1)/          2002/(1)/                2003
---------------------------------------------------------------------------
Australia         $         82,034  $         20,376       $         82,896
Austria           $         16,537  $          3,646       $         20,993
Belgium           $         16,152  $          3,220       $         24,614
Brazil            $         24,693  $          5,774       $        173,063
Canada            $         31,647  $          8,908       $        266,635
Emerging Markets               N/A               N/A       $         45,592/(2)/
EMU               $         86,065  $         30,128       $        126,876
France            $        115,968  $         19,337       $         51,176
Germany           $        220,636  $         37,663       $         59,357
Hong Kong         $         98,077  $         19,083       $         99,598
Italy             $         65,865  $         11,001       $         32,696
Japan             $        942,137  $        181,964       $        417,366
Malaysia          $        127,986  $         25,333       $        119,353
Mexico            $         58,484  $         13,749       $         61,375
Netherlands       $         48,662  $          7,707       $         24,098
Pacific ex-Japan               N/A  $          4,875/(3)/  $        152,096
Singapore         $         98,430  $         54,583       $         85,342
South Africa                   N/A               N/A       $         50,173/(4)/
South Korea       $         29,066  $         16,669       $        147,270
Spain             $         51,020  $          9,067       $         43,484
Sweden            $         24,633  $          3,646       $         25,892
Switzerland       $         61,178  $         11,026       $         30,710
Taiwan            $        131,529  $         40,700       $        257,512
United Kingdom    $        210,427  $         42,138       $        103,442

----------

(1) Prior to May 20, 2002 PFPC, Inc. ("PFPC") was paid for administrative services it provided to each Fund pursuant to an Administrator and Accounting Services Agreement with the Company. From May 20, 2002 to August 31, 2002, Investors Bank was paid for administrative services it provided to each Fund. All such fees were paid by the Company prior to December 28, 2001. Effective December 28, 2001, BGFA pays the administration fees for each Fund other than the iShares MSCI Singapore Index Fund.
(2)  For the period April 7, 2003 (inception date) through August 31, 2003.
(3)  For the period October 25, 2001 (inception date) through August 31, 2002.
(4)  For the period February 3, 2003 (inception date) through August 31, 2003.


Sub-Administrator. Prior to August 31, 2003, Morgan Stanley & Co. Incorporated provided certain sub-administrative services relating to the Company pursuant to a Sub-Administration Agreement and received a fee equal to 0.05% of the Company's average daily net assets, for providing such services. Morgan Stanley & Co. Incorporated, as sub-administrator, had no role in determining the investment policies of the Company or which securities were to be purchased or sold by the Company. The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York, 10036.

For sub-administrative services, PFPC and BGFA paid or accrued the following fees to Morgan Stanley & Co. Incorporated and its affiliates:

                    Fiscal Year       Fiscal Year            Fiscal Year
                  Ended August 31,  Ended August 31,       Ended August 31,
Fund                   2001            2002/(1)/                2003
---------------------------------------------------------------------------
Australia         $         27,308  $          9,503       $         33,179
Austria           $          5,505  $          1,699       $          9,804
Belgium           $          5,379  $          1,501       $          8,315
Brazil            $          8,220  $          2,704       $         26,906
Canada            $         10,535  $          4,156       $        180,604
Emerging Markets               N/A               N/A       $         30,476/(2)/
EMU               $         28,644  $         14,053       $         58,881
France            $         38,617  $          9,018       $         19,623
Germany           $         73,466  $         17,567       $         34,395
Hong Kong         $         32,659  $          8,911       $         58,991
Italy             $         21,931  $          5,132       $         11,723
Japan             $        313,575  $         84,726       $        350,671
Malaysia          $         42,608  $         11,803       $         31,103
Mexico            $         19,461  $          6,408       $         21,945
Netherlands       $         16,203  $          3,594       $          7,857
Pacific ex-Japan               N/A  $          2,298/(3)/  $         68,221
Singapore         $         32,781  $         41,496       $         41,335
South Africa                   N/A               N/A       $         18,733/(4)/
South Korea       $          9,676  $          7,820       $         48,208
Spain             $         16,990  $          4,230       $         15,251
Sweden            $          8,205  $          1,702       $          5,541
Switzerland       $         20,372  $          5,141       $         11,692
Taiwan            $         43,778  $         19,054       $         63,489
United Kingdom    $         70,067  $         19,647       $         59,647

----------
/(1)/ PFPC paid fees accrued September 1, 2001 through May 19, 2002; BGI paid fees accrued May 20, 2002 through August 31, 2002.
/(2)/ For the period April 7, 2003 (inception date) through August 31, 2003. /(3)/ For the period October 25, 2001 (inception date) through August 31, 2002. /(4)/ For the period February 3, 2003 (inception date) through August 31, 2003.



Distributor. SEI Investments Distribution Co. (the "Distributor") is the principal underwriter and distributor of iShares. Its address is 1 Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes iShares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. iShares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and in the Creation and Redemption of Creation Units Aggregations section of this SAI. iShares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the National Association of Securities Dealers, Inc. ("NASD").

To compensate the Distributor for the distribution-related services it provides, and broker-dealers authorized by the Distributor for distribution services they provide, including for example, advertising, sales and marketing expenses, the Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, for each Fund other than the iShares MSCI Emerging Markets Index Fund and the iShares MSCI Pacific ex-Japan Index Fund, the Distributor is entitled to receive a distribution fee, accrued daily and paid monthly, calculated with respect to each Fund at a rate set from time to time, by the Board, provided that the annual rate may not exceed 0.25% of the average daily net assets of such Fund. From time to time, the Distributor may waive all or a portion of these fees.

The Plan is designed to enable the Distributor to be compensated by the Company for distribution services provided by it with respect to each Fund other than the iShares MSCI Emerging Markets Index Fund and the iShares MSCI

Pacific ex-Japan Index Fund. Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by the Distributor. The Board, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan ("Independent Directors"), evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so consider all relevant factors, including expenses borne by the Distributor in the current year and in prior years and amounts received under the Plan.

Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Directors. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Fund to which the Plan applies, and all material amendments of the Plan also require Board approval. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or, with respect to the Fund to which it applies, by a vote of a majority of the outstanding voting securities of such Fund (as such vote is defined in the 1940 Act). If a Plan is terminated (or not renewed) with respect to any one or more Funds to which it applies, it may continue in effect with respect to any Fund as to which it has not been terminated (or has been renewed). Pursuant to the Distribution Agreement, the Distributor will provide the Board periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.


The distribution fees payable under the 12b-1 Plan are used to pay distribution-related expenses, including: compensation to the Distributor at a rate fixed by the Board from time to time (currently 0.02% of the Company's average daily net assets, subject to an annual minimum of $845,000); compensation to a sales and marketing consultant retained by the Company at a rate of 0.035% of the Company's average daily net assets attributed to the Company's original 17 Funds (iShares MSCI Australia Index, iShares MSCI Austria Index, iShares MSCI Belgium Index, iShares MSCI Canada Index, iShares MSCI France Index, iShares MSCI Germany Index, iShares MSCI Hong Kong Index, iShares MSCI Italy Index, iShares MSCI Japan Index, iShares MSCI Malaysia Index, iShares MSCI Mexico Index, iShares MSCI Netherlands Index, iShares MSCI Singapore Index, iShares MSCI Spain Index, iShares MSCI Sweden Index, iShares MSCI Switzerland Index and iShares MSCI United Kingdom Index Funds); and reimbursements of expenses incurred by the Distributor and other persons (principally BGFA) in connection with the distribution of the Company's shares.

In addition, the Distributor also has entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the Distributor will pay such broker-dealers or other persons, out of Rule 12b-1 fees received from the Fund to which such fees apply, at the annual rate of up to 0.25 of 1.00% average monthly net assets of iShares held through DTC for the account of such DTC Participant. The amounts of the fees paid to the Distributor and the sales and marketing consultant are not dependent on the amount of distribution expenses actually incurred by such persons.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Directors who are not interested persons of the Company (as defined under the 1940 Act) or
(ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Fund, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of iShares.

As principal underwriter and distributor of iShares, SEI received the following amounts pursuant to the Plan:


                          Fiscal Year         Fiscal Year         Fiscal Year
                        Ended August 31,    Ended August 31,    Ended August 31,
Fund                         2001                2002                  2003
--------------------------------------------------------------------------------
Australia               $        136,549    $        168,336    $        205,125
Austria                 $         27,523    $         32,099    $         42,674
Belgium                 $         26,887    $         24,099    $         49,363
Brazil                  $         41,100    $        228,664    $        153,103
Canada                  $         52,667    $         91,776    $      1,031,688
Emerging Markets/(1)/                N/A                 N/A    $              0
EMU                     $        143,207    $        248,076    $        354,255
France                  $        193,060    $        137,828    $        120,331
Germany                 $        367,265    $        269,915    $        211,378
Hong Kong               $        163,260    $        191,229    $        335,992
Italy                   $        109,650    $         77,463    $         72,779
Japan                   $      1,568,286    $      1,374,830    $      1,928,163
Malaysia                $        213,047    $        205,688    $        194,363
Mexico                  $         97,341    $        236,903    $        138,789
Netherlands             $         81,006    $         54,042    $         48,682
Pacific ex-Japan/(1)/                N/A                 N/A                 N/A
Singapore               $        163,869    $        207,777    $        206,649
South Africa/(2)/                    N/A                 N/A    $         98,906
South Korea             $         48,377    $        202,516    $        287,347
Spain                   $         84,938    $         53,098    $         88,759
Sweden                  $         41,017    $         25,008    $         32,343
Switzerland             $        101,847    $         80,900    $         72,503
Taiwan                  $        218,895    $        371,692    $        371,788
United Kingdom          $        350,308    $        300,623    $        365,957

----------
(1)  The Fund does not pay Rule 12b-1 fees.
(2)  For the period February 3, 2003 (inception date) through August 31, 2003.



In the aggregate, the Distributor received $4,230,099, $4,582,566 and $6,410,937, respectively, for the fiscal year ended August 31, 2001, the fiscal year ended August 31, 2002 and the fiscal year ended August 31, 2003 from the Funds pursuant to the Plan, retaining $876,499, $833,156 and $818,181, respectively, and paying out the remainder to unaffiliated third parties. The retained amounts represent 0.02%, respectively, of the average daily net assets of the Funds, which the Distributor received for monitoring the purchase and redemption of Creation Unit Aggregations. During the fiscal year ended August 31, 2001, the fiscal year ended August 31, 2002 and the fiscal year ended August 31, 2003 the Distributor paid $768,927, $682,457 and $439,879; $2,351,571,
$2,996,369 and $3,502,165; $242,760, $470,497 and $628,932 and $528,449,
$863,822 and $603,353, respectively, for (1) postage and other expenses of distributing prospectuses, statements of additional information and other marketing materials, (2) advertising-related expenses, (3) compensation to broker-dealers for distribution assistance, and (4) fees paid to the Company's marketing and sales consultant, respectively, which amounts were allocated to payments made under the Plan by each Fund based on its average daily net assets for the period.

BROKERAGE TRANSACTIONS

The policy of the Company regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Company's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, BGFA relies upon its experience and knowledge regarding commissions generally charged by various brokers.

In seeking to implement the Company's policies, BGFA effects transactions with those brokers and dealers that BGFA believes provide the most favorable prices and are capable of providing efficient executions. BGFA and its affiliates do not participate in soft dollar transactions.

The Company may execute brokerage or other agency transactions through affiliates that are registered broker-dealers, for commissions, in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under these provisions, affiliates of BGFA are permitted to receive and retain compensation for effecting portfolio transactions for the Company on an exchange if a written contract is in effect between the affiliate and the Company expressly permitting the affiliate of BGFA to receive and retain such compensation. These rules further require that the commissions paid by the Company for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors, including the Independent Directors, have adopted procedures for evaluating the reasonableness of commissions paid and will review these procedures periodically.

For the fiscal year ended August 31, 2001, the Company paid $1,412,000 in aggregate brokerage commissions. The table below sets forth the brokerage commissions paid by each Fund for the periods noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund's assets over those periods.



                       Commissions Paid        Commissions Paid
Fund                  During Fiscal Year      During Fiscal Year
                           Ended                    Ended
                       August 31, 2002         August 31, 2003
----------------------------------------------------------------
Australia             $            3,731      $           12,331
Austria               $            7,130      $            4,855
Belgium               $            3,733      $            3,783
Brazil                $           56,106      $           11,701
Canada                $            4,012      $           66,855
Emerging Markets                     N/A      $           83,882/(1)/
EMU                   $            3,298      $           12,357
France                $            1,066      $            3,806
Germany               $            9,656      $            9,369
Hong Kong             $           45,099      $           23,354
Italy                 $            3,428      $            5,668
Japan                 $           13,061      $            6,489
Malaysia              $           34,648      $           24,962
Mexico                $           27,632      $           16,139
Netherlands           $            4,470      $            4,911
Pacific ex-Japan      $            4,706/(2)/ $           27,869
Singapore             $           30,376      $           24,085
South Africa                         N/A      $           46,333/(3)/
South Korea           $           46,128      $           84,653
Spain                 $            4,459      $            9,631
Sweden                $            3,192      $            3,302
Switzerland           $            6,454      $            3,529
Taiwan                $           95,295      $           71,166
United Kingdom        $          105,454      $           25,471

----------
/(1)/ For the period April 7, 2003 (inception date) through August 31, 2003. /(2)/ For the period October 25, 2001 (inception date) through August 31, 2002. /(3)/ For the period February 3, 2003 (inception date) through August 31, 2003.

For the fiscal year ended August 31, 2003, none of the Funds invested in the securities of any "regular broker dealers," as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities.

The Company will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

None of the Funds paid any brokerage commissions to Barclays Global Investor Services ("BGIS"), an affiliate of BGFA, and a subsidiary of BGI, during the fiscal year ended August 31, 2003.

BGFA assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds and one or more other investment companies or clients supervised by BGFA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

ADDITIONAL INFORMATION CONCERNING THE COMPANY

Capital Stock. The Company currently is comprised of 24 series of shares of common stock, par value $0.001 per share, referred to herein as iShares: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Brazil Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI Emerging Markets Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia Index Fund, the iShares MSCI Mexico Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Pacific ex-Japan Index Fund, the iShares MSCI Singapore Index Fund, the iShares MSCI South Africa Index Fund, the iShares MSCI South Korea Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund, the iShares MSCI Taiwan Index Fund, and the iShares MSCI United Kingdom Index Fund. Each Fund has been issued as a separate class of capital stock. In addition to the 24 Funds listed above, the Company has authorized for issuance, but is not currently offering for sale to the public, six additional series of shares of common stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Articles of Incorporation confers upon the Board of Directors the power to establish the number of shares which constitute a Creation Unit Aggregation or by resolution, restrict the redemption right to Creation Unit Aggregations.


Each iShares issued by the Company has a pro rata interest in the assets of the corresponding Fund. The Company is currently authorized to issue 10.9 billion shares of common stock. The following number of shares is currently authorized for each Fund: the iShares MSCI Australia Index Fund, 127.8 million shares; the iShares MSCI Austria Index Fund, 19.8 million shares; the iShares MSCI Belgium Index Fund, 136.2 million shares; the iShares MSCI Brazil Index Fund, 500 million shares; the iShares MSCI Canada Index Fund, 340.2 million shares; the iShares MSCI Emerging Markets Index Fund, 500 million shares; the iShares MSCI EMU Index Fund, 500 million shares; the iShares MSCI France Index Fund, 340.2 million shares; the iShares MSCI Germany Index Fund, 382.2 million shares; the iShares MSCI Hong Kong Index Fund, 191.4 million shares; the iShares MSCI Italy Index Fund, 63.6 million shares; the iShares MSCI Japan Index Fund, 2,124.6 million shares; the iShares MSCI Malaysia Index Fund, 127.8 million shares; the iShares MSCI Mexico Index Fund, 255 million shares; the iShares MSCI Netherlands Index Fund, 255 million shares, iShares MSCI Pacific ex-Japan Index Fund, 500 million shares; the iShares MSCI Singapore Index Fund, 191.4 million shares; the iShares MSCI South Africa Index Fund, 200 million shares; the iShares MSCI South Korea Index Fund, 200 million shares; the iShares MSCI Spain Index Fund, 127.8 million shares; the iShares MSCI Sweden Index Fund, 63.6 million shares; the iShares MSCI Switzerland Index Fund, 318.625 million shares; the iShares MSCI Taiwan Index Fund, 200 million shares; and the iShares MSCI United Kingdom Index Fund, 943.2 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Unit Aggregations of their shares. The Articles of Incorporation confers upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

Each iShare has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law; stockholders have no cumulative voting rights with respect to their shares. iShares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.


Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Company (regardless of Fund) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.


Following the creation of the initial Creation Unit Aggregation(s) of a Fund and immediately prior to the commencement of trading in such Fund's iShares, a holder of iShares may be a "control person" of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

Shareholders may make inquiries by writing to the Company, c/o the Distributor, SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the iShares of a Fund may be subject to the reporting provisions of Section 13 of the Exchange Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and Directors of the Company and beneficial owners of 10% of the iShares of a Fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the Exchange Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the Exchange Act.


Termination of the Company or a Fund. The Company or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a super majority of the holders of the Company or such Fund entitled to vote on termination. Although the iShares are not automatically redeemable upon the occurrence of any specific event, the Company's organizational documents provide that the Board will have the unrestricted power to alter the number of iShares in a Creation Unit Aggregation. In the event of a termination of the Company or a Fund, the Board, in its sole discretion, could determine to permit the iShares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Company may make redemptions in-kind, for cash, or for a combination of cash or securities.

Book-Entry Only System. The following information supplements and should be read in conjunction with the Shareholder Information section in the Prospectus.

DTC Acts as Securities Depository for the iShares. iShares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of iShares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of iShares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in iShares.

Beneficial Owners of iShares are not entitled to have iShares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of iShares. The Company understands that under existing industry practice, in the event the Company requests any action of holders of iShares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding iShares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Company recognizes DTC or its nominee as the owner of all iShares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the iShares holdings of each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding iShares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

iShares distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all iShares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in iShares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of iShares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Company has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such iShares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.


DTC may determine to discontinue providing its service with respect to iShares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of iShares, unless the Company makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which iShares may be listed).

PURCHASE AND REDEMPTION OF iSHARES


Creation Unit Aggregations. The Company issues and redeems iShares of each Fund only in aggregations of iShares specified for each Fund. The following table sets forth the number of iShares of a Fund that constitute a Creation Unit Aggregation for such Fund and the value of such Creation Unit Aggregation at September 30, 2003:



                                   Value Per
                   iShares Per     Creation
Fund               Creation Unit   Unit ($U.S.)
-----------------------------------------------
Australia                200,000   $  2,334,000
Austria                  100,000   $  1,117,000
Belgium                   40,000   $    472,800
Brazil                    50,000   $    623,000
Canada                   100,000   $  1,245,000
Emerging Markets          50,000   $  6,812,500
EMU                       50,000   $  2,509,000
France                   200,000   $  3,392,000
Germany                  300,000   $  3,750,000
Hong Kong                 75,000   $    716,250
Italy                    150,000   $  2,596,500
Japan                    600,000   $  5,262,000
Malaysia                  75,000   $    441,750
Mexico                   100,000   $  1,541,000
Netherlands               50,000   $    704,500
Pacific ex-Japan         100,000   $  6,473,000
Singapore                100,000   $    558,000
South Africa              50,000   $  2,374,500
South Korea               50,000   $  1,081,500
Spain                     75,000   $  1,684,500
Sweden                    75,000   $    975,750
Switzerland              125,000   $  1,585,000
Taiwan                    50,000   $    542,000
United Kingdom           200,000   $  2,690,000



The Board reserves the right to declare a split or a consolidation in the number of iShares outstanding of any Fund of the Company, and to make a corresponding change in the number of iShares constituting a Creation Unit, in the event that the per iShares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of iShares in Creation Unit Aggregations.

General. The Company issues and sells iShares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund's NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A "Business Day" with respect to each Fund is any day on which (i) the AMEX and
(ii) the stock exchange(s) and Company subcustodian(s) relevant to such Fund are open for business. As of the date of this SAI, the AMEX observes the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The dates of the stock exchange and/or subcustodian holidays relevant to each Fund are set forth in Appendix A to this SAI.

Portfolio Deposit. The consideration for purchase of a Creation Unit of iShares of a Fund (except for the iShares MSCI Brazil Index, iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, which are currently offered, in their iShares Creation Units solely for cash) generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting an optimized representation of the Fund's benchmark foreign securities index and an amount of cash computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit," which represents the minimum initial and subsequent investment amount for shares of any Fund of the Company. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables the Company to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the Portfolio Securities with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Portfolio Securities had been held by the Company for the entire Accumulation Period. The "Balancing Amount" is an amount equal to the difference between (x) the net asset value (per Creation
Unit) of the Fund and (y) the sum of (i) the Dividend Equivalent Payment and
(ii) the market value (per Creation Unit) of the securities deposited with the Company (the sum of (i) and (ii) is referred to as the "Deposit Amount"). The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

BGFA makes available through the National Securities Clearing Corporation ("NSCC") on each Business Day, prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of iShares of a given Fund until such time as the next-announced Portfolio Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index.

In addition, the Company reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to BGFA on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Fund, or resulting from stock splits and other corporate actions.


In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding iShares of each Fund, will be made available.

Role of The Authorized Participant. Creation Units of iShares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor ("Authorized Participant"). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of iShares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of iShares may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant

Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.


Purchase Order. To initiate an order for a Creation Unit of iShares, the Authorized Participant must submit to the Distributor an irrevocable order to purchase iShares after 9:00 a.m. but not later than 4:00 p.m., Eastern time (except for the iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds for which orders must be submitted by 11:59 p.m. Eastern time) on the relevant Business Day. The Distributor shall cause BGFA and the Custodian to be informed of such advice. The Custodian will then provide such information to the appropriate subcustodian. For each Fund, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Company. Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.


The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Company, immediately available or same day funds estimated by the Company to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit of iShares. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX.

Investors should be aware that an Authorized Participant may require orders for purchases of iShares placed with it to be in the particular form required by the individual Authorized Participant.


Timing of Submission of Creation Unit Purchase Orders and Redemption Requests. Although an Authorized Participant ordinarily must submit to the Distributor a purchase order or a redemption request in respect of Creation Units of any Fund on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time, the Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the AMEX is not open for business) via communication through the facilities of the Distributor's proprietary website maintained for this purpose. However, the ability of an Authorized Participant to submit a purchase order or redemption request at any time via this website does not assure the Authorized Participant that such order or request will be accepted or processed at the NAV determined on the date of such submission. The purchase order or redemption request, if accepted by the Company, will be processed based on the NAV determined after such acceptance, either on the date of submission or on the next day that NAV is determined, as the case may be, in accordance with the Company's standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this Statement of Additional Information.

Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the closing time of the regular trading session on the AMEX, and (ii) arrangements satisfactory to the Company are in place for payment of the Cash Component and any other cash amounts which may be due, the Company will accept the order, subject to its right (and the right of the Distributor and BGFA) to reject any order until acceptance.

Once the Company has accepted an order, upon next determination of the NAV of the shares, the Company will confirm the issuance of a Creation Unit of iShares of the Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Company reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (b) the Deposit Securities delivered are not as specified by BGFA, as described above; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund;

(d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Company or BGFA, have an adverse effect on the Company or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Company, the Distributor and BGFA make it for all practical purposes impossible to process purchase orders. The Company shall notify a prospective purchaser of its rejection of the order of such person. The Company and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.


Issuance of a Creation Unit. Except as provided herein, a Creation Unit of iShares of a Fund will not be issued until the transfer of good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Advisor shall be notified of such delivery, and the Company will issue and cause the delivery of the Creation Unit of iShares.


To the extent contemplated by an Authorized Participant's agreement with the Distributor, the Company will issue Creation Units of iShares to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 103%, which BGFA may change from time to time, of the value of the missing Deposit Securities in accordance with the Company's then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Company's current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Company to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.


All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company's determination shall be final and binding.


Cash Purchase Method. Although the Company does not ordinarily permit cash purchases of Creation Units, when cash purchases of Creation Units of iShares are available or specified for a Fund (Creation Units of the iShares MSCI Brazil Index, iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds are currently offered only for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Company's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units of iShares are described below.


Purchase Transaction Fee. A purchase transaction fee payable to the Company is imposed to compensate the Company for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units of iShares. Purchasers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Company permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of iShares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Company.


                                            Maximum
                                           Additional
                          In-kind and   Variable Charge
                              cash          for Cash
          Fund             purchases       Purchases*
-------------------------------------------------------
Australia                 $     2,400              0.60%
Austria                   $       600              0.67%
Belgium                   $       700              0.30%
Brazil                    $     2,400                **
Canada                    $     1,900              0.30%
Emerging Markets          $     7,700                **
EMU                       $     8,000              1.05%
France                    $     2,900              0.25%
Germany                   $     1,500              0.25%
Hong Kong                 $     2,000              0.60%
Italy                     $     1,400              0.30%
Japan                     $     5,000              0.15%
Malaysia                  $     5,000                **
Mexico                    $     1,400              0.50%
Netherlands               $     1,000              0.25%
Pacific ex-Japan          $     6,000              1.80%
Singapore                 $     2,000              1.60%
South Africa              $     1,200              0.75%
South Korea               $     4,000                **
Spain                     $     1,500              0.25%
Sweden                    $     1,300              0.30%
Switzerland               $     1,500              0.40%
Taiwan                    $     4,500                **
United Kingdom            $     3,500              0.25%
*    As a percentage of the value of amount invested.
** The maximum additional variable charge for cash purchases will be a percentage of the value of the Deposit Securities, which will not exceed 3.00%.



Redemption of iShares in Creation Units. iShares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and only on a day on which the AMEX is open for trading. The Company will not redeem iShares in amounts less than Creation Units. Beneficial owners also may sell iShares in the secondary market, but must accumulate enough iShares to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of iShares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of iShares to constitute a redeemable Creation Unit.

With respect to each Fund (other than the iShares MSCI Brazil Index, iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, which currently redeem Creation Units of iShares solely for cash) BGFA makes available through the NSCC immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each day that the AMEX is open for business, the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by BGFA through the NSCC on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit

Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds. In the case of a resident Australian or New Zealand holder, notwithstanding the foregoing, such holder is only entitled to receive cash upon its redemption of Creation Units of iShares.

A redemption transaction fee payable to the Company is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund, including market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.


                                            Maximum
                                           Additional
                          In-kind and   Variable Charge
                              cash          for Cash
Fund                      Redemptions     Redemptions*
-------------------------------------------------------
Australia                 $     2,400              0.60%
Austria                   $       600              0.67%
Belgium                   $       700              0.30%
Brazil                    $     2,400                **
Canada                    $     1,900              0.30%
Emerging Markets          $     7,700                **
EMU                       $     8,000              1.05%
France                    $     2,900              0.25%
Germany                   $     1,500              0.25%
Hong Kong                 $     2,000              0.60%
Italy                     $     1,400              0.30%
Japan                     $     5,000              0.40%
Malaysia                  $     5,000                **
Mexico                    $     1,400              0.50%
Netherlands               $     1,000              0.25%
Pacific ex-Japan          $     6,000              1.50%
Singapore                 $     2,000              1.30%
South Africa              $     1,200              0.75%
South Korea               $     4,000                **
Spain                     $     1,500              0.45%
Sweden                    $     1,300              0.30%
Switzerland               $     1,500              0.40%
Taiwan                    $     4,500                **
United Kingdom            $     3,500              0.75%
*    As a percentage of the value of amount invested.
** The maximum additional variable charge for cash redemptions will be a percentage of the value of the Deposit Securities, which will not exceed 2.00%.



Redemption requests in respect of Creation Units of any Fund must be submitted to the Distributor by or through an Authorized Participant on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 4:00 p.m., Eastern time (except for the iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds for which orders must be submitted by 11:59 p.m. Eastern time). Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.


The Authorized Participant must transmit the request for redemption, in the form required by the Company, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the iShares to the Company's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Company's Transfer Agent the Creation Unit of iShares being redeemed through the book-entry system of DTC so as to be effective by the AMEX closing time on a day on which the AMEX is open for business and (ii) a request in form satisfactory to the Company is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor's iShares through DTC's facilities by 10:00 a.m., Eastern time, on the AMEX business day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the AMEX. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the iShares.


Upon receiving a redemption request, the Distributor shall notify the Company and the Company's Transfer Agent of such redemption request. The tender of an investor's iShares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds iShares, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.


In connection with taking delivery of shares of Deposit Securities upon redemption of iShares, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.


Deliveries of redemption proceeds by the Funds generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three U.S. equity market business days after the day on which the redemption request is received in proper form. For each country relating to a Fund, Appendix A hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Fund, the Company will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Portfolio Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of iShares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Company's brokerage and other transaction costs associated with the disposition of Portfolio Securities of the
Fund). Redemptions of iShares for Deposit Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

Although the Company does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the iShares MSCI Brazil Index, iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds may be redeemed only for cash, and resident Australian and New Zealand holders may redeem solely for cash), in the event that cash redemptions are permitted or required by the Company, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix A hereto where more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units of iShares to be redeemed to the Company, at or prior to 10:00 a.m., Eastern time, on the AMEX business day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing iShares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value at least equal to 103%, which BGFA may change from time to time, of the value of the missing iShares in accordance with the Company's then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The Company's current procedures for collateralization of missing iShares require, among other things, that any cash collateral shall be in the form of U.S. Dollars in immediately available funds and shall be held by the Company's Custodian and marked to market daily, and that the fees of the Custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Company to purchase the missing iShares or acquire the Portfolio Securities and the Cash Component underlying such iShares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such iShares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

Because the Portfolio Securities of a Fund may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or to purchase or sell iShares of such Fund on the AMEX, on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

Foreign Market Hours

Argentina
Primary Exchange Trading Hours - Monday through Friday, 11:00 am to 6:00 pm

Australia
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 4:00 pm

Austria
Primary Exchange Trading Hours - Monday through Friday, 8:30 am to 5:30 pm

Belgium
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 5:25 pm

Brazil
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 1:00 pm; 2:00 pm to 4:45 pm (April to October), 11:00 am to 1:30 pm; 2:30 pm to 5:45 pm (October to April)

Canada
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 4:00 pm

Chile

Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 5:30 pm

Denmark
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 5:00 pm

Finland
Primary Exchange Trading Hours - Monday through Friday 9:00 am to 6:00 pm - Continuous trading II 6:03 pm to 7:30 pm

France
Primary Exchange Trading Hours - Monday through Friday, 7:45 am to 9:00 am (Pre-market), 9:00 am to 5:30 pm

Germany
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 8:00 pm

Greece
Primary Exchange Trading Hours - Monday through Friday, 11:00 am to 4:00 pm (Pre-trading 10:30 am to 11:00 am)

Hong Kong
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 12:30 pm/2:30 pm to 4:00 pm (Pre-trading 9:30 am to 10:00 am)

Indonesia
Primary Exchange Trading Hours - Monday through Thursday, 9:30 am to 12:00 pm/1:30 pm to 4:00 pm, Friday 9:30 am to 11:30 am/2:00 pm to 4:00 pm

Ireland
Primary Exchange Trading Hours - Monday through Friday, 8:00 am to 4:30 pm

Italy
Primary Exchange Trading Hours - Monday through Friday, 8:00 am to 9:30 am (Pre-open)/ 9:30-5:40 (Trading)

Japan
Primary Exchange Trading Hours - Monday through Friday, 8:50 am to 11:00am/ 12:30 pm to 3:10 pm

Malaysia
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 12:30 pm/2:30 pm to 5:00 pm

Mexico
Primary Exchange Trading Hours - Monday through Friday, 8:30 am to 3:00 pm

Netherlands
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 5:30 pm

New Zealand
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 5:00 pm

Norway
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 4:00 pm (pre-trading 9:15 am to 10:00 am)

Philippines
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 12:00 pm

Portugal
Primary Exchange Trading Hours - Monday through Friday, (Pre-open) 7:30 am to 7:55 am / 8:00 am to 4:25 pm (Trading)

Singapore
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 12:30 pm/2:00 pm to 5:00 pm

South Africa
Primary Exchange Trading Hours - Monday through Friday, (Pre-open) 8:30 am to 9:00 am / 9:30 am to 5:00 pm (Trading)

South Korea
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 3:00 pm, After-hours session 3:10 pm to 4:00 pm

Spain
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 5:30 pm

Sweden
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 5:30 pm

Switzerland
Primary Exchange Trading Hours - Monday through Friday, (Pre-open) 6:00 am to 10:00 am / 9:00 am to 5:30 pm (Trading)

Taiwan
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 1:30 pm, After-hours session 2:00 pm to 2:30 pm

Thailand
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 12:30 pm/2:30 pm to 4:30 pm

United Kingdom
Primary Exchange Trading Hours - Monday through Friday, 8:00 am to 4:30 pm

United States
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 4:00 pm (Nasdaq) 9:30 am to 4:00 pm (the AMEX)

Venezuela
Primary Exchange Trading Hours - Monday through Friday, (Pre-open) 9:00 am to 9:30 am / 9:30 am to 2:30 pm (Trading) (March to September), (Pre-open) 9:00 am to 10:30 am / 10:30 am to 2:45 pm (Trading) (September to March)


The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.


TAXES

RIC Qualifications. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and
(b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the Fund (within the meaning of Section 851(b)(3)(B) of the Internal Revenue
Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. Government securities or the securities of other regulated investment companies).

Taxation of RICs. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should qualify as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis in the iShares and result in a higher capital gain or lower capital loss when those iShares on which the distribution was received are sold.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year (taking into account any net capital loss carryforwards) plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Back-Up Withholding. In certain cases, a Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).


Section 351. The Company on behalf of each Fund has the right to reject an order for a purchase of iShares if the purchaser (or group of purchasers) would, upon obtaining the iShares so ordered, own 80% or more of the outstanding iShares of a given Fund and if, pursuant to Section 351 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the iShares on which the dividend was paid for more than 60 days during the 120-day period that begins on the date that is 60 days before the date on which the iShares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2008. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. A Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Net Capital Loss Carryforwards (Unaudited). Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. The following Funds had tax basis net capital loss carryforwards as of August 31, 2003, the tax year end for the Funds listed.


-----------------------------------------------------------------------------------------------------------
iShares MSCI           Expiring       Expiring       Expiring        Expiring       Expiring          Total
Index Fund                 2007           2008           2009            2010          2011
-----------------------------------------------------------------------------------------------------------
Australia          $    674,889   $    630,985   $  1,971,994   $   3,625,203   $    650,082   $  7,553,153
Austria            $      4,273   $    551,208   $    336,553   $   1,291,324   $    370,948   $  2,554,306
Belgium                      --   $     94,675   $    450,543   $   1,677,678   $    117,767   $  2,340,663
Brazil                       --             --   $     94,163   $   1,993,420   $ 90,139,850   $ 92,227,433
Canada                       --             --             --   $     780,114   $     21,276   $    801,390
EMU                          --             --   $        443   $   1,923,552   $  1,144,756   $  3,068,751
France                       --             --             --   $   3,807,513   $    236,944   $  4,044,457
Germany                      --             --   $     86,860   $  13,573,336   $  5,469,732   $ 19,129,928
Hong Kong          $  4,085,707             --             --   $   4,971,970   $  2,870,602   $ 11,928,279
Italy                        --             --             --   $   3,335,772   $    848,408   $  4,184,180
Japan                        --             --   $  2,959,030   $  62,572,173   $  3,621,148   $ 69,152,351
Malaysia           $  8,654,333             --             --   $   9,819,029   $  2,898,105   $ 21,371,467
Mexico                       --             --             --   $   1,319,032   $  2,329,290   $  3,648,322
Netherlands                  --             --   $     60,885   $   3,222,792   $  1,497,810   $  4,781,487
Pacific ex-Japan             --             --             --              --   $    329,461   $    329,461
Singapore                    --             --             --   $   4,810,766   $  4,428,316   $  9,239,082
South Korea                  --             --   $    556,540   $     666,642   $    504,041   $  1,727,223
Spain                        --             --   $     20,276   $   2,081,931   $    678,910   $  2,781,117
Sweden                       --             --   $    126,557   $   3,350,244   $  1,577,551   $  5,054,352
Switzerland                  --             --             --   $   2,855,879   $  1,018,305   $  3,874,184
Taiwan                       --             --             --   $  12,532,361   $  8,689,663   $ 21,222,024
United Kingdom               --             --             --   $   9,945,254   $  6,448,554   $ 16,393,808



Funds Holding Foreign Investments. Each Fund may be subject to foreign income taxes withheld at the source. Each Fund that is permitted to do so will elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund provided that the investor held the iShares of the Fund, and the Fund held the security, on the dividend settlement date and for at least fifteen additional days immediately before and/or thereafter, with the result that each investor will (i) include in gross income, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's pro rata share of the Fund's foreign income taxes. A foreign person who invests in a Fund that elects to "pass through" its foreign taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund's gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. Taxes other than foreign income taxes are not passed through to you in this way.

If any Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually the shares of the passive foreign investment company, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Federal Tax Treatment of Complex Securities. A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Each Fund is required, for federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement for a Fund to qualify as a RIC.

Each Fund intends to distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of iShares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DETERMINATION OF NAV

The NAV of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. Except in the case of the iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, the NAV of each Fund is calculated by Investors Bank and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that the AMEX is open for trading. The NAV of each of the iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds is calculated by Investors Bank and determined as of 11:00 a.m. (Eastern time) on each day that the AMEX is open for trading. The Company may establish additional times for the computation of the NAV of one or more Funds in the future in connection with the possible future trading of iShares of such Funds on one or more foreign exchanges.

In computing a Fund's NAV, the Fund's securities holdings are valued as discussed below. Securities for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange will be valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices. Securities for which the primary market is Nasdaq Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq official closing price or, in the absence of any sale on the valuation date, at latest quoted bid prices, which will be obtained from a reputable independent pricing service. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available will be valued at latest quoted bid prices, which will be obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values will be determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services. Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost.

Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities will be determined in accordance with the above discussed valuation procedures, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of investment companies, other than investment companies whose shares are traded on an exchange, will be valued at the fund's published net asset value per share.

Securities and other assets for which current market quotations are not readily available will be valued at fair value by BGI in accordance with BGI's pricing policy. The Board has expressly delegated the authority and duty to make such fair value determinations to BGI; however, the Board is responsible for the oversight of BGI and retains the authority to make any valuation decisions as the Board deems appropriate.

Currency values generally are converted into U.S. Dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different rate from the rate used by MSCI if BGFA concludes that a different rate is more appropriate. Any such use of a different rate from the rate used by MSCI may adversely affect a Fund's ability to track its Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled Shareholder Information.

General Policies. Dividends from net investment income, if any, are declared and paid at least by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for certain Funds. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of iShares are distributed on a pro rata basis to Beneficial Owners of such iShares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Dividend Reinvestment Service. No reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distribution of both income and realized gains will be automatically reinvested in additional whole iShares of the same Fund purchased in the secondary market.


FINANCIAL STATEMENTS

The Funds' audited Financial Statements and Notes, including the Financial Highlights, appearing in the Annual Report to Shareholders for the fiscal year ended August 31, 2003 are hereby incorporated by reference in this SAI. The Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.

MISCELLANEOUS INFORMATION

Counsel. Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue N.W., Washington, D.C., 20004 is counsel to the Company.

Independent Auditors. PriceWaterhouseCoopers LLP, located at 333 Market Street, San Francisco, California, 94105, serves as the independent accountants of the Company. They audit the Funds' financial statements and may perform other services.

                                                                      APPENDIX A

The Company generally intends to effect deliveries of Portfolio Securities on a basis of "T" plus three U.S. equity market business days (e.g., days on which the New York Stock Exchange or the American Stock Exchange is open) in the relevant foreign market of each Fund. The Company (i) intends to effect deliveries of Portfolio Securities of the iShares MSCI South Africa Index Fund on a basis of "T" plus five Johannesburg Stock Exchange ("JSE") business days, since the normal settlement cycle for local securities trading in South Africa is T plus five business days, and (ii) may effect deliveries of Portfolio Securities on a basis other than T plus three or T plus five to accommodate local holiday schedules or under certain other circumstances. The ability of the Company to effect in-kind redemptions within three U.S. equity market business days (or five JSE business days in the case of the iShares MSCI South Africa Index Fund) of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays but "good" U.S. equity market business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Company from delivering securities within three U.S. equity market business days.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with local market holiday schedules, will require a delivery process longer than seven calendar days for some Fund, in certain circumstances, during the calendar year 2004. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

     iSHARES MSCI AUSTRALIA INDEX FUND

     Regular Holidays. The dates of the regular Australian holidays in the calendar year 2004 are as follows:

          January 1     April 26      December 27
          January 26    June 14       December 28
          April 9       August 2
          April 12      October 4

     Redemption. The Company is not aware of a redemption request over any Australian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

     iSHARES MSCI AUSTRIA INDEX FUND

     Regular Holidays. The dates of the regular Austrian in the calendar year 2004 are as follows:

          January 1     May 20        October 26    December 25
          January 6     May 31        November 1    December 26
          April 12      June 10       December 8
          May 1         August 15     December 24

     Redemption. The Company is not aware of a redemption request over any Austrian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

     iSHARES MSCI BELGIUM INDEX FUND

     Regular Holidays. The dates of the regular Belgian holidays in the calendar year 2004 are as follows:


          January 1     May 31        November 11
          April 12      July 21       December 25
          May 1         August 15     December 26
          May 20        November 1

     Redemption. The Company is not aware of a redemption request over any Belgian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

     iSHARES MSCI BRAZIL INDEX FUND

     Regular Holidays. The dates of the regular Brazilian holidays in the calendar year 2004 are as follows:

          January 1     April 21      October 12
          February 23   May 1         November 2
          February 24   June 10       November 15
          April 9       September 7   December 25

     Redemption. The Company is not aware of a redemption request over any Brazilian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004:

     iSHARES MSCI CANADA INDEX FUND

     Regular Holidays. The dates of the regular Canadian holidays in the calendar year 2004 are as follows:

          January 1     August 2      December 24
          April 9       September 6   December 27
          May 24        October 11
          July 1        November 11

     Redemption. The Company is not aware of a redemption request over any Canadian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

     iSHARES MSCI EMERGING MARKETS INDEX FUND

     Regular Holidays. The dates of the regular holidays in the calendar year 2004 in Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela are as follows:

Argentina
January 1     May 1         August 16
April 5       May 25        October 11
April 8       June 21       December 8
April 9       July 9        December 25

Brazil
January 1     April 21      October 12
February 23   May 1         November 2
February 24   June 10       November 15
April 9       September 7   December 25

Chile
January 1     June 10       September 19  December 25
April 9       June 28       October 12
May 1         August 15     November 1
May 21        September 18  December 8

China
January 1     January 23    January 27    May 5         October 2     October 6
January 2     January 24    January 28    May 6         October 3     October 7
January 3     January 25    May 3         May 7         October 4
January 22    January 26    May 4         October 1     October 5

Colombia
January 1     April 9       June 21       August 16     December 8
January 12    May 1         July 5        October 18    December 25
March 22      May 24        July 20       November 1
April 8       June 14       August 7      November 15

The Czech Republic
January 1     July 5        November 17
April 12      July 6        December 24
May 1         September 28  December 25
May 8         October 28    December 26

Egypt
February 2    April 11      May 2
February 3    April 12      July 23
February 4    April 25      November 14
February 22   May 1         November 15

Hungry
January 1     May 31        December 26
March 15      August 20     December 31
April 12      October 23
May 1         December 25

India
January 26    August 15
April 9       October 2
April 14      December 25
May 1

Indonesia
January 1     April 29      September 15  November 23
January 15    May 3         September 23  December 23
February 11   May 4         October 11
March 22      May 5         November 3

Israel
March 7       April 12      July 27       September 24  October 7
April 5       April 25      September 15  September 25  December 7
April 6       April 26      September 16  September 29  December 8
April 11      May 25        September 17  September 30

Jordan
January 1     February 4    May 2         September 12  December 25
January 31    February 5    May 25        November 14
February 2    February 22   June 10       November 15
February 3    May 1         August 11     November 16

South Korea
January 1     March 1       May 5         August 15     October 3
January 21    April 5       May 26        September 27  December 25
January 22    April 15      June 6        September 28
January 23    May 1         July 17       September 29

Malaysia
January 1     February 3    May 4         November 14
January 22    February 23   June 5        November 15
January 23    May 1         August 31     November 16
February 2    May 3         November 11   December 25

Mexico
January 1     April 9       November 2
February 5    May 1         November 20
March 21      May 5         December 12
April 8       September 16  December 25

Morocco
January 1     February 22   August 14     November 14
January 11    May 1         August 20     November 15
February 2    May 2         August 21     November 18
February 3    July 30       November 6

Pakistan
February 2    March 1       May 2         November 15
February 3    March 2       August 14     November 16
February 4    March 23      November 9    December 25
February 5    May 1         November 14

Peru
January 1     June 29       October 8
April 8       July 28       November 1
April 9       July 29       December 8
May 1         August 30     December 25

Philippines
January 1     June 12       November 30
April 8       August 29     December 25
April 9       November 1    December 30
May 1         November 2    December 31

Poland
January 1     June 10       December 25
April 12      August 15     December 26
May 1         November 1
May 3         November 11

Russia
January 1     May 1         November 7
January 2     May 2         December 12
January 7     May 9
March 8       June 12

South Africa
January 1     April 27      September 24
March 21      May 1         December 16
April 9       June 16       December 25
April 12      August 9      December 26

Taiwan
January 1     January 24    June 22
January 21    February 28   September 28
January 22    April 5       October 10
January 23    May 1

Thailand
January 1     April 14      June 2        October 25
March 5       April 15      July 1        December 6
April 6       May 3         August 2      December 10
April 13      May 5         August 12     December 31

Turkey
January 1     February 14   August 30     November 26
February 11   March 30      October 26    November 27
February 12   April 23      October 29
February 13   May 19        November 25

Venezuela
January 5     April 9       July 5
February 23   April 19      July 24
February 24   May 1         October 12
April 8       June 24       December 25

Redemption. The longest redemption cycle for the iShares MSCI Emerging Markets Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Fund. In the calendar year 2004, the dates of the regular holidays affecting the following securities Markets present the worst-case redemption cycle for the iShares MSCI Emerging Markets Index Fund as follows:

Argentina

                Redemption
 Redemption     Settlement     Settlement
Request Date     Date (R)        Period
------------   ------------   ------------
    4/2/2004      4/12/2004       R+10

China

                Redemption
 Redemption     Settlement     Settlement
Request Date     Date (R)        Period
------------   ------------   ------------
     1/19/04        1/29/04       R+10
     1/20/04        1/30/04       R+10
     1/21/04         2/2/04       R+12
     4/28/04        5/10/04       R+12
     4/29/04        5/11/04       R+12
     4/30/04        5/12/04       R+12
     9/28/04        10/8/04       R+10
     9/29/04       10/11/04       R+12
     9/30/04       11/12/04       R+12

Indonesia

                Redemption
 Redemption     Settlement     Settlement
Request Date     Date (R)        Period
------------   ------------   ------------
     4/27/04         5/6/04       R+9
     4/28/04         5/7/04       R+9
     4/30/04        5/10/04       R+10

Jordan

                Redemption
 Redemption     Settlement     Settlement
Request Date     Date (R)        Period
------------   ------------   ------------
     1/28/04         2/6/04       R+9
     1/29/04         2/9/04       R+11
     1/30/04        2/10/04       R+11

Malaysia

                Redemption
 Redemption     Settlement     Settlement
Request Date     Date (R)        Period
------------   ------------   ------------
     11/9/04       11/17/04       R+8
    11/10/04       11/18/04       R+8

Pakistan

                Redemption
 Redemption     Settlement     Settlement
Request Date     Date (R)        Period
------------   ------------   ------------
     1/28/04         2/6/04       R+9
     1/29/04         2/9/04       R+11
     1/30/04        2/10/04       R+11

Thailand

                Redemption
 Redemption     Settlement     Settlement
Request Date     Date (R)        Period
------------   ------------   ------------
    4/8/2004      4/16/2004       R+8
    4/9/2004      4/19/2004       R+10
   4/12/2004      4/20/2004       R+8

Turkey

                Redemption
 Redemption     Settlement     Settlement
Request Date     Date (R)        Period
------------   ------------   ------------
      2/7/04        2/17/04       R+10
     2/10/04        2/18/04       R+8

South Africa

                Redemption
 Redemption     Settlement     Settlement
Request Date     Date (R)        Period
------------   ------------   ------------
    4/2/2004      4/13/2004       R+11
    4/5/2004      4/14/2004       R+9
    4/6/2004      4/15/2004       R+9
    4/7/2004      4/16/2004       R+9
    4/8/2004      4/19/2004       R+11

In the calendar year 2004, R+12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Emerging Markets Index Fund.

iSHARES MSCI EMU INDEX FUND

Regular Holidays. The dates in the calendar year 2004 on which the regular Austrian, Belgian, Finnish, French, German, Greek, Irish, Italian, Dutch, Portuguese and Spanish holidays affecting the relevant securities markets fall are as follows:

Austria
January 1     May 20        October 26    December 25
January 6     May 31        November 1    December 26
April 12      June 10       December 8
May 1         August 15     December 24

Belgium
January 1     May 31        November 11
April 12      July 21       December 25
May 1         August 15     December 26
May 20        November 1

Finland
January 1     May 1         December 6
January 6     May 20        December 24
April 9       June 25       December 25
April 12      June 26       December 26

France
January 1     May 20        November 1
April 12      May 31        November 11
May 1         July 14       December 25
May 8         August 15

Germany
January 1     May 20        November 1    December 31
April 9       May 31        December 24
April 12      June 10       December 25
May 1         October 3     December 26

Greece
January 1     April 9       August 15
January 6     April 12      October 28
February 23   May 1         December 25
March 25      May 31        December 26

Ireland
January 1     May 3         December 25
March 17      June 7        December 26
April 9       August 2
April 12      October 25

Italy
January 1     May 1         December 25
January 6     August 15     December 26
April 12      November 1
April 25      December 8

Netherlands
January 1     May 20
April 9       May 31
April 12      December 25
April 30      December 26

Portugal
January 1     April 25      October 5     December 25
February 24   May 1         November 1
April 9       June 10       December 1
April 12      August 15     December 8

Spain
January 1     April 12      December 6
January 6     May 1         December 8
April 8       October 12    December 25
April 9       November 1    December 26

Redemption. The longest redemption cycle for the iShares MSCI EMU Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Index Fund. The Company is not aware of a redemption request over any holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI FRANCE INDEX FUND

Regular Holidays. The dates of the regular French holidays in the calendar year 2004 are as follows:

          January 1     May 20        November 1
          April 12      May 31        November 11
          May 1         July 14       December 25
          May 8         August 15

Redemption. The Company is not aware of a redemption request over any French holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI GERMANY INDEX FUND

Regular Holidays. The dates of the regular German holidays in the calendar year 2004 are as follows:

          January 1     May 20        November 1    December 31
          April 9       May 31        December 24
          April 12      June 10       December 25
          May 1         October 3     December 26

Redemption. The Company is not aware of a redemption request over any German holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI HONG KONG INDEX FUND

Regular Holidays. The dates of the regular Hong Kong holidays in the calendar year 2004 are as follows:

          January 1     April 5       May 1         September 29  December 26
          January 22    April 9       May 26        October 1
          January 23    April 10      June 22       October 22
          January 24    April 12      July 1        December 25

Redemption. The Company is not aware of a redemption request over any Hong Kong holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI ITALY INDEX FUND

Regular Holidays. The dates of the regular Italian holidays in the calendar year 2004 are as follows:

          January 1     May 1         December 25
          January 6     August 15     December 26
          April 12      November 1
          April 25      December 8

Redemption. The Company is not aware of a redemption request over any Italian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI JAPAN INDEX FUND

Regular Holidays. The dates of the regular Japanese holidays in the calendar year 2004 are as follows:

          January 1     February 11   May 4         September 23  December 23
          January 2     March 20      May 5         October 11    December 31
          January 3     April 29      July 19       November 3
          January 12    May 3         September 20  November 23

Redemption. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2004):

Japan

                Redemption
 Redemption     Settlement     Settlement
Request Date      Date(R)        Period
------------   ------------   ------------
     4/27/04         5/6/04       R+9
     4/28/04         5/7/04       R+9
     4/30/04        5/10/04       R+10

In the calendar year 2004, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Japan Index Fund.

iSHARES MSCI MALAYSIA INDEX FUND

Regular Holidays. The dates of the regular Malaysian holidays in the calendar year 2004 are as follows:

          January 1     February 3    May 4         November 14
          January 22    February 23   June 5        November 15
          January 23    May 1         August 31     November 16
          February 2    May 3         November 11   December 25

Redemption. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2003):

Malaysia

                Redemption
 Redemption     Settlement     Settlement
Request Date      Date(R)        Period
------------   ------------   ------------
     11/9/04       11/17/04       R+8
    11/10/04       11/18/04       R+8

In the calendar year 2004, R+8 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Malaysia Index Fund.

iSHARES MSCI MEXICO INDEX FUND

Regular Holidays. The dates of the regular Mexican holidays in the calendar year 2004 are as follows:

          January 1     April 9       November 2
          February 5    May 1         November 20
          March 21      May 5         December 12
          April 8       September 16  December 25

Redemption. The Company is not aware of a redemption request over any Mexican holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI NETHERLANDS INDEX FUND

Regular Holidays. The dates of the regular Netherlands holidays in the calendar year 2004 are as follows:

          January 1     May 20
          April 9       May 31
          April 12      December 25
          April 30      December 26

Redemption. The Company is not aware of a redemption request over any Dutch holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI PACIFIC EX JAPAN INDEX FUND

Regular Holidays. The dates of the regular Australian, Hong Kong, New Zealand and Singaporean holidays in the calendar year 2004 are as follows:

Australia
January 1     April 26      December 27
January 26    June 14       December 28
April 9       August 2
April 12      October 4

Hong Kong
January 1     April 5       May 1         September 29  December 26
January 22    April 9       May 26        October 1
January 23    April 10      June 22       October 22
January 24    April 12      July 1        December 25

New Zealand
January 1     February 6    June 7
January 2     April 9       October 25
January 19    April 12      December 27
January 26    April 25      December 28

Singapore
January 1     April 18      October 23
February 1    May 1         November 25
February 3    May 15        December 25
February 12   August 9

Redemption. The Company is not aware of a redemption request over any Australian, Hong Kong, New Zealand or Singaporean holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI SINGAPORE INDEX FUND

Regular Holidays. The dates of the regular Singaporean holidays in the calendar year 2004 are as follows:

          January 1     April 18      October 23
          February 1    May 1         November 25
          February 3    May 15        December 25
          February 12   August 9

Redemption. The Company is not aware of a redemption request over any Singaporean holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI SOUTH AFRICA INDEX FUND

Regular Holidays. The dates of the regular South African holidays in the calendar year 2004 are as follows:

          January 1     April 27      September 24
          March 21      May 1         December 16
          April 9       June 16       December 25
          April 12      August 9      December 26

Redemption. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2004):

                Redemption
 Redemption     Settlement     Settlement
Request Date      Date (R)      Period
------------   ------------   ------------
    4/2/2004      4/13/2004       R+11
    4/5/2004      4/14/2004        R+9
    4/6/2004      4/15/2004        R+9
    4/7/2004      4/16/2004        R+9
    4/8/2004      4/19/2004       R+11


In the calendar year 2004, R+11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI South Africa Index Fund.

iSHARES MSCI SOUTH KOREA INDEX FUND

Regular Holidays. The dates of the regular South Korean holidays in the calendar year 2004 are as follows:

          January 1     March 1       May 5         August 15     October 3
          January 21    April 5       May 26        September 27  December 25
          January 22    April 15      June 6        September 28
          January 23    May 1         July 17       September 29

Redemption. The Company is not aware of a redemption request over any South Korean holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI SPAIN INDEX FUND

Regular Holidays. The dates of the regular Spanish holidays in the calendar year 2004 are as follows:

          January 1     April 12      December 6
          January 6     May 1         December 8
          April 8       October 12    December 25
          April 9       November 1    December 26

Redemption. The Company is not aware of a redemption request over any Spanish holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI SWEDEN INDEX FUND

Regular Holidays. The dates of the regular Swedish holidays in the calendar year 2004 are as follows:

          January 1     May 1         December 25
          January 6     May 20        December 26
          April 9       May 31
          April 12      June 25

Redemption. The Company is not aware of a redemption request over any Swedish holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI SWITZERLAND INDEX FUND

Regular Holidays. The dates of the regular Swiss holidays in the calendar year 2004 are as follows:

          January 1     May 1         December 24
          January 2     May 20        December 25
          April 9       May 31        December 26
          April 12      August 1

Redemption. The Company is not aware of a redemption request over any Swiss holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI TAIWAN INDEX FUND

Regular Holidays. The dates of the regular Taiwanese holidays in the calendar year 2004 are as follows:

          January 1     January 24    June 22
          January 21    February 28   September 28
          January 22    April 5       October 10
          January 23    May 1

Redemption. The Company is not aware of a redemption request over any Taiwanese holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

iSHARES MSCI UNITED KINGDOM INDEX FUND

Regular Holidays. The dates of the regular United Kingdom holidays in the calendar year 2004 are as follows:

          January 1     May 31
          April 9       August 30
          April 12      December 27
          May 3         December 28

Redemption. The Company is not aware of a redemption request over any United Kingdom holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2004.

                                                                 BGI-F-030-08003

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

Exhibit
Number                               Description
-------  -----------------------------------------------------------------------
(a.1)    Registrant's Amended and Restated Articles of Incorporation. (1)
(a.2)    Registrant's Articles of Amendment. (4)
(a.3)    Registrant's Articles Supplementary. (8)
(a.4)    Registrant's Articles of Amendment. (9)
(a.5)    Registrant's Articles Supplementary. (11)
(b.1)    Registrant's Amended By-Laws. (1)
(b.2)    Registrant's Amendment No. 1 to Amended By-Laws. (5)
(c.)     None.
(d.1) Form of Investment Management Agreement between Registrant and Barclays Global Fund Advisors. (14)
(d.2)    Form of amended Schedule A to Investment Management Agreement. (11)
(e.1) Distribution Agreement between Registrant and SEI Investments Distribution Co. (10)
(e.2)    Amended Exhibit A to Distribution Agreement. (11)

(e.3)    Form of Authorized Participant Agreement. (16)

(e.4)    Authorized Participant Agreement for Merrill Lynch. (3)
(e.5)    Form of Sales and Investor Services Agreement. (10)
(f.)     None.
(g.1)    Custody Agreement between Registrant and The Chase Manhattan Bank. (11)
(g.2)    Amended Appendix 2 to Custody Agreement. (11)
(g.3) Custodian Agreement between Registrant and Investors Bank & Trust Company (15)
(h.1) Amended Administration and Accounting Services Agreement between Registrant and PFPC Inc. (6)
(h.2) Amended Exhibit A to Amended Administration and Accounting Services Agreement between Registrant and PFPC Inc. (11)
(h.3) Administration Agreement between Registrant and Investors Bank & Trust Company. (15)
(h.4) Transfer Agency Services Agreement between Registrant and PNC Bank, National Association. (3)
(h.5) Amendment to Transfer Agency Services Agreement between Registrant and PNC Bank, National Association. (5)
(h.6) Amended Exhibit A to Transfer Agency Services Agreement between Registrant and PNC Bank, National Association. (11)
(h.7) Transfer Agency and Service Agreement between Registrant and Investors Bank & Trust Company. (15)
(h.8) Sub-License Agreement between Registrant and Barclays Global Investors with respect to the use of the MSCI Indices. (10)
(h.9) Sub-Administration Agreement between Registrant and Morgan Stanley Trust Company. (6)
(h.10) Assignment Letter among Morgan Stanley Trust Company, Morgan Stanley & Co. Incorporated and PFPC Inc. (7)
(h.11)   Amended Exhibit A to Sub-Administration Agreement. (11)
(h.12) Securities Lending Agreement between Registrant and The Chase Manhattan Bank. (11)
(h.13) Amended Schedule A to Securities Lending Agreement between Registrant and The Chase Manhattan Bank. (11)
(h.14) Securities Lending Agreement between Registrant and Investors Bank & Trust Company. (15)

(i.)     Legal Letter of Representation of Counsel. (16)
(j.)     Consent of Independent Auditors. (16)

(k.)     None.
(l.1) Subscription Agreement between the Registrant and Funds Distributor, Inc. (2)
(l.2) Letter of Representations among the Registrant, Depository Trust Company ("DTC") and Morgan Stanley Trust Company. (1)
(l.3)    Letter of Representations between the Registrant and DTC. (10)

(l.4)    Letter of Representations between the Registrant and DTC. (12)
(m.)     Amended Plan of Distribution pursuant to Rule 12b-1. (14)
(n.)     None.
(o.)     Not applicable, as Registrant is an open-end fund.

(p.1)    Code of Ethics of the Registrant. (16)
(p.2)    Code of Ethics of Barclays Global Fund Advisors. (9)
(q.1)    Powers of Attorney. (14)
(q.2)    Power of Attorney. (16)


----------
(1) Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 2, filed March 1, 1996, to the Company's initial registration statement on Form N-1A filed on September 29, 1995 (the "Registration Statement").
(2) Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registration Statement, filed on March 6, 1999.
(3) Exhibit is incorporated herein by reference to Post-Effective Amendment ("PEA") No. 1 to the Registration Statement, filed on October 30, 1996.
(4) Exhibit is incorporated herein by reference to PEA No. 2 to the Registration Statement, filed on December 27, 1996.
(5) Exhibit is incorporated herein by reference to PEA No. 8 to the Registration Statement, filed on August 27, 1997.
(6) Exhibit is incorporated herein by reference to PEA No. 10 to the Registration Statement, filed on October 29, 1997.
(7) Exhibit is incorporated herein by reference to PEA No. 12 to the Registration Statement, filed on November 25, 1998.
(8) Exhibit is incorporated herein by reference to PEA No. 16 to the Registration Statement, filed on December 22, 1999.
(9) Exhibit is incorporated herein by reference to PEA No. 17 to the Registration Statement, filed on November 3, 2000.
(10) Exhibit is incorporated herein by reference to PEA No. 18 to the Registration Statement, filed on December 30, 2000.
(11) Exhibit is incorporated herein by reference to PEA No. 19 to the Registration Statement, filed on July 16, 2001.
(12) Exhibit is incorporated herein by reference to PEA 21 to the Registration Statement, filed on October 22, 2001.
(13) Exhibit is incorporated herein by reference to PEA 22 to the Registration Statement, filed on November 1, 2001.
(14) Exhibit is incorporated herein by reference to PEA 24 to the Registration Statement, filed on September 19, 2002.

(15) Exhibit is incorporated herein by reference to PEA 26 to the Registration Statement, filed on December 30, 2002.
(16)     Exhibit is filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                                                                  Percentage of
iShares MSCI Index Fund   Name and Address                        Ownership
-----------------------   -------------------------------------   -------------

Austria                   Merrill Lynch Pierce Fenner & Smith             26.41%
                          Inc. Safekeeping
                          101 Hudson Street
                          Jersey City, NJ 07302

                                                                  Percentage of
iShares MSCI Index Fund   Name and Address                        Ownership
-----------------------   -------------------------------------   -------------

Belgium                   Merrill Lynch Pierce Fenner & Smith             28.73%
                          Inc. Safekeeping
                          101 Hudson Street
                          Jersey City, NJ 07302

Brazil                    Morgan Stanley & Co.                            55.60%
                          One Pierrepont Plaza
                          Brooklyn, NY  11201

Canada                    Northern Trust Company                          25.63%
                          65E. 55/th/ Street
                          New York, NY

                          State Street Bank & Trust Co.                   25.28%
                          1776 Heritage Drive
                          Quincy, MA  02171

Netherlands               Merrill Lynch Pierce Fenner & Smith             25.90%
                          Inc. Safekeeping
                          101 Hudson Street
                          Jersey City, NJ 07302

South Africa              State Street Bank & Trust Co.                   78.72%
                          1776 Heritage Drive
                          Quincy, MA  02171

Switzerland               Brown Bros. Harriman & Co.                      41.80%
                          59 Wall Street
                          New York, NY  10005


ITEM 25. INDEMNIFICATION.

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement, filed on January 15, 1997.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The Fund is advised by Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), 45 Fremont Street, San Francisco, CA 94105. BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. Information as to the executive officers and directors of BGFA is included in its Form ADV initially filed on November 15, 1984 and updated on November 19, 2003 with the SEC (File No. 801-22609) and is incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:


     SEI Daily Income Trust                         July 15, 1982
     SEI Liquid Asset Trust                         November 29, 1982
     SEI Tax Exempt Trust                           December 3, 1982
     SEI Index Funds                                July 10, 1985
     SEI Institutional Managed Trust                January 22, 1987
     SEI Institutional International Trust          August 30, 1988
     The Advisors' Inner Circle Fund                November 14, 1991
     STI Classic Funds                              May 29, 1992
     The Arbor Fund                                 January 28, 1993
     Bishop Street Funds                            January 27, 1995
     STI Classic Variable Trust                     August 18, 1995
     SEI Asset Allocation Trust                     April 1, 1996
     SEI Institutional Investments Trust            June 14, 1996
     HighMark Funds                                 February 15, 1997
     The Expedition Funds                           June 9, 1997
     Oak Associates Funds                           February 27, 1998
     The Nevis Fund, Inc.                           June 29, 1998
     CNI Charter Funds                              April 1, 1999
     Amerindo Funds Inc.                            July 13, 1999
     iShares, Inc.                                  January 28, 2000
     iShares Trust                                  April 25, 2000
     Pitcairn Funds                                 August 1, 2000
     JohnsonFamily Funds, Inc.                      November 1, 2000
     The MDL Funds                                  January 24, 2001
     Causeway Capital Management Trust              September 20, 2001
     The Japan Fund, Inc.                           October 7, 2002
     TT International USA Master Trust              October 6, 2003
     TT International USA Feeder Trust              October 6, 2003

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Following is information with respect to each director, officer or partner of the Distributor. The business address of each director or officer is 1 Freedom Valley Drive, Oaks, PA 19456.

                                                                 Positions and
                          Position and Office                    Offices with
Name                      with Underwriter                       Registrant
------------------------  -------------------------------------  -------------

Alfred P. West, Jr.       Director, Chairman of the Board of
                          Directors                                   --
Mark J. Held              President & Chief Operating Officer         --
Robert M. Silvestri       Chief Financial Officer & Treasurer
Richard B. Lieb           Director, Executive Vice President
Carmen V. Romeo           Director
Dennis J. McGonigle       Executive Vice President
Robert Aller              Vice President
John D. Anderson          Vice President & Managing Director
Jeff Jacobs               Vice President
Sam King                  Vice President
John Kirk                 Vice President & Managing Director
Kim Kirk                  Vice President & Managing Director
Karen LaTourette          Secretary
Alan H. Lauder            Vice President
Mark Nagle                Vice President
Carl A. Guarino           Senior Vice President                       --
Jack May                  Senior Vice President                       --
Kevin P. Robins           Senior Vice President                       --
Patrick K. Walsh          Senior Vice President                       --
Wayne M. Withrow          Senior Vice President                       --
Timothy D. Barto          Vice President & Assistant Secretary        --
Robert Crudup             Vice President & Managing Director          --
Richard A. Deak           Vice President & Assistant Secretary        --
Scott W. Dellorfano       Vice President & Managing Director          --
Barbara Doyne             Vice President                              --
Jeff Drennen              Vice President                              --
Scott C. Fanatico         Vice President & Managing Director          --

Vic Galef                 Vice President & Managing Director          --
Steven A. Gardner         Vice President & Managing Director          --
Lydia A. Gavalis          Vice President & Assistant Secretary        --
Greg Gettinger            Vice President & Assistant Secretary        --
Kathy Heilig              Vice President                              --
Bridget Jensen            Vice President                              --
John Krzeminski           Vice President & Managing Director          --
Paul Lonergan             Vice President & Managing Director          --
Ellen Marquis             Vice President                              --
Christine M. McCullough   Vice President & Assistant Secretary        --
Carolyn McLaurin          Vice President & Managing Director          --
Joanne Nelson             Vice President                              --
Rob Redican               Vice President                              --
Maria Rinehart            Vice President                              --
Steve Smith               Vice President                              --
Daniel Spaventa           Vice President                              --
Kathryn L. Stanton        Vice President                              --
Sherry K. Vetterlein      Vice President & Assistant Secretary        --
Lori L. White             Vice President & Assistant Secretary        --
William E. Zitelli, Jr.   Vice President & Assistant Secretary        --

(c)  Not applicable.

Item 28  Location of Accounts and Records

(a) The Fund maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, the "Records") at the offices of Investors Bank & Trust, 200 Clarendon Street, Boston, MA 02116.

(b) BGFA maintains all Records relating to its services as advisor at 45 Fremont Street, San Francisco, CA, 94105.

(c) SEI Investments Distribution Company maintains all Records relating to its services as distributor at 1 Freedom Valley Drive, Oaks, PA 19456.

(d) IBT maintains all Records relating to its services as transfer agent, fund accountant and custodian at 200 Clarendon Street, Boston, MA 02116.

ITEM 29. MANAGEMENT SERVICES.

Not applicable.

ITEM 30. UNDERTAKINGS.

(a) The Company hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the holders of at least 10% of the Company's outstanding shares of common stock and, in connection with such meeting to comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California on the 30th day of December, 2003.


                                        By:  /s/ Lee T. Kranefuss
                                             -----------------------------------
                                             Lee T. Kranefuss
                                             President


     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


                                        By:  /s/ Lee T. Kranefuss
                                             -----------------------------------
                                             Lee T. Kranefuss
                                             Director and President
                                             Date: December 30, 2003


                                             -----------------------------------
                                             John B. Carroll*
                                             Director
                                             Date: December 30, 2003


                                             -----------------------------------
                                             Richard K. Lyons*
                                             Director
                                             Date: December 30, 2003


                                             -----------------------------------
                                             John E. Martinez*
                                             Director
                                             Date: December 30, 2003


                                             -----------------------------------
                                             Nathan Most*
                                             Director
                                             Date: December 30, 2003


                                             -----------------------------------
                                             George G. C. Parker*
                                             Director
                                             Date: December 30, 2003


                                             -----------------------------------
                                             W. Allen Reed*
                                             Director
                                             Date: December 30, 2003



                                        *By: /s/ Lee T. Kranefuss
                                             -----------------------------------
                                             Lee T. Kranefuss
                                             Attorney in fact
                                             Date: December 30, 2003

Exhibit Index

Exhibit
Number                               Description
-------  -----------------------------------------------------------------------

(e.3)    Form of Authorized Participant Agreement
(i.)     Legal Letter of Representation of Counsel
(j.)     Consent of Independent Auditors
(p.1)    Code of Ethics of Registrant
(q.2)    Power of Attorney